                                                   Registration Nos. 333-109499
                                                                      811-09007
      As filed with the Securities and Exchange Commission on May 1, 2007
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No.  [ ] [ ]
                      Post-Effective Amendment No. [6] [X]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No.               [15] [X]

                               -----------------

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                               -----------------

                               830 Third Avenue
                           New York, New York 10022
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                70 Pine Street
                           New York, New York 10270
                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

(i) Units of interest in The United States Life Insurance Company in the City of New York Separate Account USL VA-R under variable annuity contracts and
(ii) guarantee related to insurance obligations under the variable annuity contracts.

================================================================================

                PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY
         Single Premium Immediate Variable Annuity Contract issued by
       The United States Life Insurance Company in the City of New York
                     through its Separate Account USL VA-R

                     This prospectus is dated May 1, 2007

This prospectus describes information you should know before you purchase a Platinum Investor Immediate Variable Annuity (the "Platinum Investor Annuity"). On page 5 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 4.

The Platinum Investor Annuity is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and The United States Life Insurance Company in the City of New York ("USL") where you agree to make one Premium Payment to USL and USL agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The USL declared fixed interest account (the "Fixed Account") is the fixed investment option for the Contract. USL's Separate Account USL VA-R (the "Separate Account") provides access to investment in the Contract's variable investment options. Currently, the Contract's variable investment options each purchase shares of a corresponding Fund of:

    .  AIM Variable Insurance Funds ("AIM V.I.")

    .  The Alger American Fund ("Alger American")

    .  American Century Variable Portfolios, Inc. ("American Century VP")

    .  American Century Variable Portfolios II, Inc. ("American Century VP II")

    .  Credit Suisse Trust ("Credit Suisse Trust")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    . Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  J.P. Morgan Series Trust II ("JPMorgan")

    .  MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT")

    .  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO VIT")

    .  Pioneer Variable Contracts Trust ("Pioneer")

    .  Putnam Variable Trust ("Putnam VT")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  Van Kampen Life Investment Trust ("Van Kampen LIT")

    .  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 10 for a complete list of the variable investment options and the respective advisors and sub-advisors of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you that we have made available to you.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Contracts are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable annuity is subject to investment risks, including possible loss of principal invested.

The Contracts are not available in all states. This prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

DEFINITIONS................................................................  5
SUMMARY OF THE CONTRACT....................................................  7
   Purpose of the Platinum Investor Annuity Contract.......................  7
   Types of Contracts......................................................  7
   Purchase of the Contract................................................  7
   The Investment Options..................................................  7
       Variable Investment Options.........................................  7
       Fixed Account.......................................................  8
   Expenses................................................................  8
       Mortality and Expense Risk Charge...................................  8
       Administrative Charge...............................................  8
       Statutory Premium Tax Charge........................................  8
       Sales Charge........................................................  8
       Withdrawal Charge...................................................  8
       Contract Fee........................................................  8
       Fund Expenses.......................................................  8
   Right to Cancel the Contract............................................  8
   Withdrawals.............................................................  9
   Income Payments.........................................................  9
FEE TABLES.................................................................  9
CONDENSED FINANCIAL INFORMATION............................................ 10
INVESTMENT OPTIONS......................................................... 10
   Variable Investment Options............................................. 10
       Separate Account USL VA-R........................................... 10
       Divisions........................................................... 11
       Voting Privileges................................................... 14
   Fixed Account........................................................... 14
PARTIES INVOLVED IN THE CONTRACT........................................... 14
   Contract Owner.......................................................... 15
       Ownership Rights Between the Contract Date and the Income Start
         Date.............................................................. 15
       Ownership Rights Between the Income Start Date and Prior to the
         Annuitant's Death................................................. 15
       Joint Ownership..................................................... 16
       Changes............................................................. 16
   Annuitant and Joint Annuitant........................................... 16
   Payee................................................................... 16
   Beneficiary and Contingent Beneficiary.................................. 17
THE CONTRACT AND HOW IT WORKS.............................................. 17
   General Description..................................................... 17
   Purchasing a Contract................................................... 18
   Allocation of Premium Payment........................................... 18
   Right to Cancel......................................................... 19
   Key Contract Dates...................................................... 19
       Contract Date....................................................... 19
       Annuity Starting Date............................................... 19
       Income Start Date................................................... 19
       Modal Time Period................................................... 19
       Income End Date..................................................... 19
   Income Payments......................................................... 20
   Access to your Money.................................................... 20

   Rights Reserved by the Company......................................... 20
TRANSFERS................................................................. 20
   Transfers Among Investment Options..................................... 20
   How Transfers among Variable Investment Options are Effected........... 21
   Effective Date of Transfers Among Variable Investment Options.......... 21
   Automatic Rebalancing.................................................. 21
   Market Timing.......................................................... 21
   Restrictions Initiated By the Funds.................................... 22
EXPENSES.................................................................. 23
   Mortality and Expense Risk Charge...................................... 23
   Administrative Charge.................................................. 23
   Contract Fee........................................................... 23
   Sales Charge........................................................... 23
   Withdrawal Charge...................................................... 23
   Statutory Premium Taxes................................................ 24
   Transfer Fee........................................................... 24
   Fund Expenses.......................................................... 24
   General................................................................ 24
INCOME PAYMENTS........................................................... 24
   Generally.............................................................. 24
       Fixed Income Payments.............................................. 24
       Variable Income Payments........................................... 24
       Combination Fixed and Variable Income Payments..................... 24
   Income Start Date...................................................... 25
   Frequency and Amount of Income Payments................................ 25
       Modal Time Period.................................................. 25
   Semi-Annual Benefit Leveling........................................... 25
       Semi-Annual Benefit Leveling Procedures............................ 25
   Payout Options......................................................... 26
       Option 1 - Lifetime Income......................................... 26
       Option 2 - Lifetime Income With Certain Period..................... 26
       Option 3 - Joint and Survivor Lifetime Income...................... 26
       Option 4 - Joint and Survivor Lifetime Income With Certain
         Period........................................................... 27
       Option 5 - Certain Period.......................................... 27
   Annuity Income Units................................................... 27
   Determination of the Initial Variable Income Payment................... 27
   Additional Items that may Impact Income Payments....................... 28
       Impact of Annuitant's Age on Income Payments....................... 28
       Impact of Annuitant's Gender on Income Payments.................... 28
       Impact of Length of Payment Periods on Income Payments............. 28
   Determination of Subsequent Variable Income Payments................... 28
   Assumed Investment Return.............................................. 28
ACCESS TO YOUR MONEY...................................................... 29
   Generally.............................................................. 29
   Withdrawal Rights...................................................... 29
       Withdrawal Charge.................................................. 29
       Withdrawal Procedures.............................................. 29
       Withdrawal Limitations............................................. 30
   Example of a Full Withdrawal for a Certain Period Contract............. 30
       Taxes on Withdrawals............................................... 30
   Deferment of Payments.................................................. 30
DEATH BENEFIT............................................................. 31
   Succession of Contract Ownership....................................... 31
   Notification of Death.................................................. 31

   Death of the Contract Owner and/or Annuitant............................ 31
   Designation of Beneficiary.............................................. 32
PERFORMANCE................................................................ 32
TAXES...................................................................... 33
   Introduction............................................................ 33
   Annuity Contracts in General............................................ 34
   Tax Treatment of Distributions - Qualified Contracts.................... 34
   Distributions In General................................................ 34
       Withdrawals Where Income Start Date Is Before Age 59 1/2 - A
         Withdrawal May Trigger a 10% Tax Penalty Unless an Exception
         Applies........................................................... 34
       Individual Retirement Annuities ("IRA")............................. 35
   Tax Treatment of Distributions - Non-Qualified Contracts................ 36
       General............................................................. 36
       Withdrawals......................................................... 36
       Withdrawal May Trigger an Additional 10% Tax Penalty Unless an
         Exception Applies................................................. 36
   Non-Qualified Contracts Owned by Non-Natural Persons.................... 37
   Section 1035 Exchanges.................................................. 37
   Diversification and Investor Control.................................... 37
   Withholding............................................................. 38
OTHER INFORMATION.......................................................... 38
   The United States Life Insurance Company in the City of New York........ 38
   Guarantee of Insurance Obligations...................................... 38
   Distribution of the Contract............................................ 39
   Legal Proceedings....................................................... 39
FINANCIAL STATEMENTS....................................................... 40
APPENDIX A................................................................. 41
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............... 46

CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor Annuity


              ADMINISTRATIVE CENTER:                        HOME OFFICE:                PREMIUM PAYMENTS:
--------------------------------------------------- ----------------------------- -----------------------------

(Express Delivery)        (U.S. Mail)               The United States Life        (Express Delivery)
The United States Life    The United States Life    Insurance Company in the City The United States Life
Insurance Company in the  Insurance Company in the  of New York                   Insurance Company in the City
City of New York          City of New York          830 Third Avenue              of New York
SPIA Operations 2-D1      SPIA Operations 2-D1      New York, New York 10022      c/o Southwest Bank of Texas
2727-A Allen Parkway      P. O. Box 3018            1-212-709-6000                Attn: Lockbox 4532
Houston, Texas 77019      Houston, Texas 77019-2116                               1801 Main Street
1-800-242-4079                                                                    Houston, Texas 77002
Fax: 1-713-620-3139                                                               (U.S. Mail)
(Except Premium Payments)                                                         The United States Life
                                                                                  Insurance Company in the City
                                                                                  of New York
                                                                                  c/o Southwest Bank of Texas
                                                                                  Attn: Lockbox 4532
                                                                                  Houston, Texas 77210

                                  DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 2727-A Allen Parkway, 2-D1, Houston, Texas 77019, telephone: 1-800-242-4079.

Annuitant - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

Annuity Starting Date - The latter of the Contract Date and the first day of the first Modal Time Period.

Annuity Income Unit - An accounting unit of measure used to calculate Income Payments.

Annuity Income Unit Value - The value of one Annuity Income Unit.

Assumed Investment Return - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

Beneficiary - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner(s) and the Annuitant(s) die.

Company - The United States Life Insurance Company in the City of New York, 830 Third Avenue, New York, New York 10022. Unless otherwise noted, all references to "we" or "us" in this prospectus refers to the Company, USL.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

Contract Year - Each 12 month period beginning on the Contract Date.

Death Benefit - The amount payable, if any, after the Contract Owner and Annuitant die.

Division - Separate and distinct Divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected Division(s) is used to determine the value of variable Income Payments.

Fixed Account - The portion of the Premium Payment allocated to USL's general account to provide for fixed Income Payments.

Income Payments - The series of periodic Income (annuity) Payments selected by the Contract Owner.

Income Start Date - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

Modal Time Period - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

Non-Qualified Contract - An annuity purchased with dollars already subjected to taxation.

Payee - The person or party designated to receive Income Payments.

Payout Option - The manner in which the stream of Income Payment(s) is paid to the Payee.

Premium Payment - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

Right to Cancel - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel.

SAI - Statement of Additional Information.

Semi-Annual Benefit Leveling - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

Statutory Premium Tax - A tax or similar type fee charged by a state or municipality on your Premium Payment.

USL - The United States Life Insurance Company in the City of New York.

Valuation Date or Valuation Day - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 3:00 p.m. Central time.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

                            SUMMARY OF THE CONTRACT

This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account." All page number references refer to pages in this prospectus unless otherwise stated. Currently immediate annuities are often referred to as "income annuities."

Purpose of the Platinum Investor Annuity Contract

The Contract described in this prospectus provides Income Payments to the Payee, based on:

    .  the life of the Annuitant(s);

    .  the life of the Annuitant(s) with a certain period of years; or

    .  for a certain period of years.

You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

Types of Contracts

There are two types of Contracts, qualified and non-qualified. A Qualified Contract must be purchased with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA or Roth IRA. You may purchase a Non-Qualified Contract with money from any source other than a qualified source.

Purchase of the Contract

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for any aggregated Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

The Investment Options

Variable Investment Options. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 58 Divisions, 45 of which are offered under the Contract. Each of the 45 Divisions constitutes a variable investment option, and invests exclusively in shares of a specific Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively the "Funds"). See page 11 of this prospectus for a list of the underlying Funds and their Investment Advisors.

The investment performance of each Division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the Divisions belong to USL, but are accounted for separately from USL's other assets and can be used only to satisfy its obligations under the Contracts.

Allocating part or all of your Premium Payment to a Division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the Division(s) you selected. You bear the investment risk for amounts allocated to a Division.

Fixed Account. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

Expenses

USL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 23.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

Administrative Charge. We deduct a daily administrative charge from the assets of each variable investment option.

Statutory Premium Tax Charge. Certain states assess a Statutory Premium Tax charge for Premium Payments made under the Contract. If applicable, the Statutory Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" in this prospectus for more information.

Sales Charge. We deduct a one time sales charge from your Premium Payment.

Withdrawal Charge. During the first eight Contract Years, we deduct a withdrawal charge for a full withdrawal under the Contract.

Contract Fee. We deduct a one time charge from your Premium Payment.

Fund Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

Right to Cancel the Contract

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract, or as required in your state. See "Right to Cancel" on page 19.

Withdrawals

Depending on the Payout Option you choose, you may be permitted to make a full withdrawal of monies from the variable investment options portion of your Contract. All full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Income Payments

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. Once selected on the application and received by our Administrative Center, the Payout Option may not be changed or modified. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will not fluctuate from the scheduled amount set forth in your Contract. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination of fixed and variable Income Payments, a portion of your Income Payments will not fluctuate from the scheduled amount set forth in your Contract, and a portion will fluctuate.

You can receive payments for life, for life with a certain period, or for a certain period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 24 for more detailed information. You may also wish to contact your tax or other financial advisor to determine the types of Income Payments that may be right for you.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. Statutory Premium Taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                  Maximum Contract Owner Transaction Expenses
---------------------------------------------------------------------------------

Charge                                           Maximum Amount
------                          -------------------------------------------------
Sales Load Imposed on           4.0%
Purchases (as a percentage of
Premium Payment)

Withdrawal Charge*              1.0% of the amount withdrawn

Contract Fee (one time)         $100

Transfer Fee                    $25 (There is no charge for the first 12
                                transfers each Contract Year; thereafter, we
                                reserve the right to charge a fee of $25 per
                                transfer.)

--------
* The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Option-5 permits withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

                             Separate Account Annual Expenses
                 (as a percentage of average daily variable account value)
------------------------------------------------------------------------------------------
Charge                                                         Current Amount Maximum Amount
------                                                         -------------- --------------
Mortality and Expense Risk Charge                                   0.40%          1.10%
Administrative Charge                                               0.15%          0.15%
   Total Separate Account Annual Expenses                           0.55%          1.25%

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2006. Current and future expenses for the Funds may be higher or lower than those shown.

                        Annual Fund Fees and Expenses
          (as a percentage of average daily variable account value)
----------------------------------------------------------------------------
Charge                                                         Maximum Minimum
------                                                         ------- -------
Total Annual Fund Operating Expenses (expenses that are
  deducted from fund assets include management fees,
  distribution (12b-1) fees, and other expenses)/1/             1.28%   0.24%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
/1/ Currently 10 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will last expire no later than April 30, 2008. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                                         Maximum Minimum
------                                                         ------- -------
Total Annual Fund Operating Expenses for all of the Funds
  After Contractual Reimbursement or Fee Waiver                 1.18%   0.24%

                        CONDENSED FINANCIAL INFORMATION

There were no historical unit values as of the date of this prospectus.

                              INVESTMENT OPTIONS

Variable Investment Options

Separate Account USL VA-R. USL established Separate Account USL VA-R on
August 8, 1997. The Separate Account has 58 Divisions, 45 of which are available under the Contracts offered by this prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

Divisions. We divided the Separate Account into Divisions, each of which invests in shares of a corresponding underlying Fund. One or more of the Funds may sell its shares to other funds. You may invest your Premium Payment in Divisions investing in the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with footnotes next to their name. The text of the footnotes follows the table. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table.

                                                        Investment Advisor
           Underlying Funds                        (sub-advisor, if applicable)
---------------------------------------  -------------------------------------------------
AIM V.I. International Growth Fund -     A I M Advisors, Inc.
  Series I Shares

Alger American Leveraged AllCap          Fred Alger Management, Inc.
  Portfolio - Class O Shares/1/

Alger American MidCap Growth Portfolio   Fred Alger Management, Inc.
  - Class O Shares

American Century VP Value Fund           American Century Investment Management, Inc.

American Century VP II Inflation         American Century Investment Management, Inc.
  Protection Fund

Credit Suisse Trust Small Cap Core I     Credit Suisse Asset Management, LLC
  Portfolio

Fidelity(R) VIP Asset Manager/SM/        Fidelity Management & Research Company (FMR Co.,
  Portfolio - Service Class 2/2/         Inc.)
                                         (Fidelity International Investment Advisors)
                                         (Fidelity International Investment Advisors
                                           (U.K.) Limited)
                                         (Fidelity Investments Japan Limited)
                                         (Fidelity Investments Money Management, Inc.)
                                         (Fidelity Management & Research (U.K.) Inc.)
                                         (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio  Fidelity Management & Research Company (FMR Co.,
  - Service Class 2/3/                     Inc.)
                                         (Fidelity International Investment Advisors)
                                         (Fidelity International Investment Advisors
                                           (U.K.) Limited)
                                         (Fidelity Investments Japan Limited)
                                         (Fidelity Management & Research (U.K.) Inc.)
                                         (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income Portfolio  Fidelity Management & Research Company (FMR Co.,
  - Service Class 2                        Inc.)
                                         (Fidelity International Investment Advisors)
                                         (Fidelity International Investment Advisors
                                           (U.K.) Limited)
                                         (Fidelity Investments Japan Limited)
                                         (Fidelity Management & Research (U.K.) Inc.)
                                         (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020 Portfolio   Strategic Advisers(R), Inc.
  - Service Class 2/4/                   Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio   Strategic Advisers(R), Inc.
  - Service Class 2/5/                   Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio   Strategic Advisers(R), Inc.
  - Service Class 2/6/                   Fidelity Management & Research Company

                                                        Investment Advisor
           Underlying Funds                        (sub-advisor, if applicable)
---------------------------------------  --------------------------------------------------
Fidelity(R) VIP Growth Portfolio -       Fidelity Management & Research Company (FMR Co.,
  Service Class 2                          Inc.)
                                         (Fidelity International Investment Advisors)
                                         (Fidelity International Investment Advisors
                                           (U.K.) Limited)
                                         (Fidelity Investments Japan Limited)
                                         (Fidelity Management & Research (U.K.) Inc.)
                                         (Fidelity Research & Analysis Company)

Fidelity(R) VIP Mid Cap Portfolio -      Fidelity Management & Research Company (FMR Co.,
  Service Class 2                          Inc.)
                                         (Fidelity International Investment Advisors)
                                         (Fidelity International Investment Advisors
                                           (U.K.) Limited)
                                         (Fidelity Investments Japan Limited)
                                         (Fidelity Management & Research (U.K.) Inc.)
                                         (Fidelity Research & Analysis Company)

Franklin Templeton VIP Franklin Small    Franklin Advisory Services, LLC
  Cap Value Securities Fund - Class 2

Franklin Templeton VIP Franklin          Franklin Advisers, Inc.
  U.S. government Fund - Class 2

Franklin Templeton VIP Mutual Shares     Franklin Mutual Advisers, LLC
  Securities Fund - Class 2/7/

Franklin Templeton VIP Templeton         Templeton Investment Counsel, LLC
  Foreign Securities Fund - Class 2      (Franklin Templeton Investment Management Limited)

Janus Aspen International Growth         Janus Capital Management LLC
  Portfolio - Service Shares

Janus Aspen Mid Cap Growth Portfolio -   Janus Capital Management LLC
  Service Shares

JPMorgan Small Company Portfolio         J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series -        Massachusetts Financial Services Company
  Initial Class/8/

MFS(R) VIT Research Series - Initial     Massachusetts Financial Services Company
  Class/9/

Neuberger Berman AMT Mid-Cap Growth      Neuberger Berman Management Inc. (Neuberger
  Portfolio - Class I                      Berman LLC)

Oppenheimer Balanced Fund/VA -           OppenheimerFunds, Inc.
  Non-Service Shares/10/

Oppenheimer Global Securities Fund/VA -  OppenheimerFunds, Inc.
  Non-Service Shares

PIMCO VIT CommodityRealReturn Strategy   Pacific Investment Management Company LLC
  Portfolio - Administrative Class/11/

PIMCO VIT Real Return Portfolio -        Pacific Investment Management Company LLC
  Administrative Class/12/

PIMCO VIT Short-Term Portfolio -         Pacific Investment Management Company LLC
  Administrative Class

PIMCO VIT Total Return Portfolio -       Pacific Investment Management Company LLC
  Administrative Class

Pioneer Mid Cap Value VCT Portfolio -    Pioneer Investment Management, Inc.
  Class I Shares

Putnam VT Diversified Income Fund -      Putnam Investment Management, LLC
  Class IB

Putnam VT International Growth and       Putnam Investment Management, LLC
  Income Fund - Class IB

SunAmerica ST Aggressive Growth          AIG SunAmerica Asset Management Corp.
  Portfolio - Class 1 Shares

SunAmerica ST Balanced Portfolio -       AIG SunAmerica Asset Management Corp.
  Class 1 Shares/13/                     (J.P. Morgan Investment Management, Inc.)

VALIC Co. I International Equities Fund  VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund           VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund          VALIC* (AIG SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund     VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology         VALIC*
  Fund/14/                               (RCM Capital Management, LLC)
                                         (T. Rowe Price Associates, Inc.)
                                         (Wellington Management Company, LLP)

VALIC Co. I Small Cap Index Fund         VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund             VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income         Van Kampen Asset Management
  Portfolio - Class I Shares

                                                        Investment Advisor
Underlying Funds                                   (sub-advisor, if applicable)
----------------                         -------------------------------------------------
Vanguard** VIF High Yield Bond Portfolio Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio      The Vanguard Group, Inc.

--------
1 The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is long-term capital appreciation.
2 The Fund type for Fidelity(R) VIP Asset Manager/SM /Portfolio - Service Class 2 is high return.
3 The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
4 The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
5 The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
6 The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
7 The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.
8 The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
9 The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
10 The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
11 The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class is maximum real return.
12 The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
13 The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
14 The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
*   "VALIC" means The Variable Annuity Life Insurance Company.
**  "Vanguard" is a trademark of The Vanguard Group, Inc.

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisors or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% annually of the average daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% annually of the average daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% annually of the average daily market value of the assets invested in the underlying Fund.

From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 23.

Voting Privileges. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to
(a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Contract Owners participating in that Fund through the Separate Account.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Contract Owner such materials, we will vote the shares as we determine in our sole discretion.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

Fixed Account

Any portion of your net Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our separate accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

                       PARTIES INVOLVED IN THE CONTRACT

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

Contract Owner

Unless otherwise provided, you have all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, you designate/elect:

    .  an Annuitant, and if applicable, a Joint Annuitant;

    . the frequency of Income Payments, Payout Option, Assumed Investment Return, and Income Start Date;

    .  a Beneficiary and, if applicable, a contingent Beneficiary;

    .  a Payee and, if applicable, a contingent Payee;

    . the portion of the single Premium Payment used to purchase fixed Income Payments and/or variable Income Payments;

    .  the allocation among investment options; and

    . any optional Contract features such as Semi-Annual Benefit Leveling (see page 25) and/or Automatic Rebalancing (see page 21).

Ownership Rights Between the Contract Date and the Income Start Date. Between the date of issue and the Income Start Date, you have the right to:

    .  cancel the Contract during the free look period;

    .  change the Beneficiary and/or the contingent Beneficiary;

    . change allocations among investment options (subject to certain limitations);

    . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

    .  elect or revoke a prior election of Semi-Annual Benefit Leveling; and

    . on Non-Qualified Contracts only: change Contract Owner, Joint Contract Owner and/or Payee.

Ownership Rights Between the Income Start Date and Prior to the Annuitant's Death. After the Income Start Date and prior to the Annuitant's death, you have the right to:

    . for Non-Qualified Contracts only: change the Contract Owner and/or Joint Contract Owner

    .  for Non-Qualified Contracts only: change the Payee;

    .  change the Beneficiary and/or the contingent Beneficiary;

    .  change allocations among investment options;

    . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

    .  elect or discontinue Semi-Annual Benefit Leveling;

    .  elect or discontinue Automatic Rebalancing; and

    .  assign an interest in the Contract and future Income Payments.

Joint Ownership. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

Changes. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by USL, whether or not the Contract Owner or Annuitant is living at the time of the recording. USL will not be liable for any payments made or actions taken by USL before recording the change.

USL may require that all changes be submitted in writing or in another form USL deems acceptable. USL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require that signatures be properly notarized under state law.

Any changes in the Contract Owner, Joint Contract Owner or Payee could have adverse tax consequences. You should consult a tax advisor before any changes are requested. USL is not responsible for the tax consequences of any ownership or Payee changes.

Annuitant and Joint Annuitant

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless USL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Payout Option. If Payout Option-5 is selected, Income Payments are determined without regard to an Annuitant.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

Payee

The Payee is the person or party that you designate to receive Income Payments. In most circumstances, the Payee will be you and/or the Annuitant. For Non-Qualified Contracts, you may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless you designate otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to you, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

Beneficiary and Contingent Beneficiary

The Beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. See "Succession of Contract Ownership" on page 3 of this prospectus. You can name more than one Beneficiary. The Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the Beneficiary's rights will vest in the contingent Beneficiary. Contingent Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary or contingent Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all Beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

                         THE CONTRACT AND HOW IT WORKS

General Description

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor Annuity Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account or from a qualified plan (a Qualified Contract). Currently immediate annuities are often referred to as "income annuities."

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a Division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 24.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will not fluctuate from the scheduled amount set forth in your Contract, unless amounts are later transferred from the variable investment options to the Fixed Account.

Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions. The Contract should only be purchased by individuals who will not need access to their full Premium Payment in the immediate or short-term future.

Purchasing a Contract

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. Such transfers might include a 1035 exchange, a transfer of accumulated funds from an IRA, Roth IRA or Qualified Contract or funds transferred from mutual fund accounts or other non-qualified accounts. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for, and certain restrictions may apply to, any aggregated Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding $1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

The method you use to purchase a Contract may have certain tax consequences. You should consult a tax advisor to determine the best strategy for your individual situation.

Allocation of Premium Payment

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

     (1) you have provided all the information requested on the application form;

     (2) we have received adequate proof of the Annuitant's date of birth (and the date of birth of Joint Annuitant, if any); and

     (3) we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment among the Fixed Account and the Divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice from the Contract Owner. Allocations to the fixed and variable investment options cannot be less than 5% per option and must total 100%.

Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 Divisions. This limit includes those Divisions from which you have either transferred or withdrawn all of the amount previously allocated to such Divisions. For example, if you allocate 100% of your net Premium Payment to the money market Division, you have selected the money market Division as one of the 30 Divisions available to you. When you transfer the full amount out of the Money Market

Division, it remains as one of the 30 Divisions available to you, even if you never again allocate any amount back into the money market Division.

Right to Cancel

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or a longer period, if required in your state). To exercise your Right to Cancel your Contract, you must mail it directly to USL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 4 of this prospectus for USL's contact information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid (in states where permitted). In certain states, we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the money market Division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. This reallocation will not count against the 12 free transfers that you are permitted to make each year. As with all variable investment options, you bear the risk associated with investment in the money market Division.

Key Contract Dates

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

    . Contract Date. The Contract Date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 18.

    . Annuity Starting Date. The Annuity Starting Date is a date used for certain Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity Starting Date is July 1.

    . Income Start Date. The Income Start Date is the date on which Income Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

    . Modal Time Period. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based on the performance of the Divisions you have chosen, your selected Assumed Investment Return and certain other factors.

    . Income End Date. The Income End Date is the day on which your Income Payments are set to end.

Income Payments

See the "INCOME PAYMENTS" section of this prospectus on page 24.

Access to your Money

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 29.

Rights Reserved by the Company

The Company reserves the following rights to:

    .  Reflect a change in the Separate Account or any Division thereunder;

    .  Create new separate accounts;

    . Operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

    . Transfer any assets in any Division in the Separate Account to another separate account;

    . Add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

    . Make any new Divisions available to the Contract Owner on a basis to be determined by the Company;

    . Substitute for the shares held in any Division, the shares of another underlying fund or the shares of another investment company or any other investment permitted by law;

    . Make any changes as required by the Internal Revenue Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

    .  Make any changes to comply with the rules of any Fund.

                                   TRANSFERS

Transfers Among Investment Options

The initial allocation of your net Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 18 of this prospectus for additional limitations on transfers.

How Transfers among Variable Investment Options are Effected

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

The minimum amount that can be transferred is $50 worth of annuity income payments. The transfer request must clearly state which investment options are involved and the amount of the transfer.

Effective Date of Transfers Among Variable Investment Options

When you transfer money among the variable investment options, we will redeem units of the affected Divisions at their prices as of the end of the current Valuation Date. We will credit any Division you transfer the money to at the same time. The amount of the allocation in each Division will change with that Division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

Automatic Rebalancing

This feature automatically rebalances the current proportional value of your benefit amount allocated to each variable investment option under your Contract to correspond to your then current benefit allocation designation. Automatic rebalancing entails taking assets from the better performing Divisions and allocating them to the lesser performing Divisions. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses.

You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. You may request this feature at any time. Automatic rebalancing will occur as of the end of the Valuation Period that contains the date of the month your Contract was issued. For example, if your Contract is dated
January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

Market Timing

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Contract Owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

We have policies and procedures that require us to monitor the Contracts to determine if a Contract Owner requests:

    . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

    . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

In addition, Contract Owners may incur a $25 charge for each transfer in excess of 12 each Contract Year.

Restrictions Initiated By the Funds

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers by a particular Contract Owner, whether into or out of the Fund. We will follow the Fund's instructions.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

                                   EXPENSES

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making all applicable monthly Income Payments regardless of how long Annuitants may live.

Administrative Charge

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15% of the daily value of the variable portion of your Contract. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

Contract Fee

When USL receives your Premium Payment, we will deduct any applicable Statutory Premium Tax and a one-time $100 Contract Fee. The Contract Fee compensates USL for the administrative costs of issuing the Contract.

Sales Charge

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. USL receives the Sales Charge to cover sales expenses, including commissions.

Withdrawal Charge

Unless a full withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expense for distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

    .  any amounts paid out as fixed and/or variable Income Payments;

    .  any amounts paid out upon the death of the Contract Owner or Annuitant;
       and

    .  any amounts withdrawn beginning in the ninth Contract Year.

Statutory Premium Taxes

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Statutory Premium Taxes on annuity Contracts.

Transfer Fee

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 10 of this prospectus.

General

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                                INCOME PAYMENTS

Generally

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. Currently immediate annuities are often referred to as "income annuities."

Fixed Income Payments. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change (unless you later transfer money from the variable investment options to the Fixed Account) over the course of your lifetime or for the Certain Period (as scheduled in your Contract).

Variable Income Payments. Variable Income Payments provide for a stream of income that fluctuates based on the performance, adjusted by the Assumed Investment Return, of the variable investment options that you choose. You can transfer money among the Divisions that make up the variable investment options, subject to certain fees and restrictions.

Combination Fixed and Variable Income Payments. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income

Payments a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the performance adjusted by the Assumed Investment Return, of the variable investment options that you have chosen.

If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract and the amount of each Income Payment you receive could increase or decrease.

Income Start Date

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

Frequency and Amount of Income Payments

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will USL make Income Payments less frequently than annually.

USL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

Modal Time Period. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

Semi-Annual Benefit Leveling

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

Semi-Annual Benefit Leveling Procedures. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the Divisions and transferred to the Fixed Account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Semi-Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months.

Once elected (with 5 or more business days' prior notice to USL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically renew on each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 5 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

USL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If USL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option-5, no withdrawal from the Contract's variable investment options will be permitted during any six month Semi-Annual Benefit Leveling period.

Payout Options

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

Option-1 - Lifetime Income. Lifetime Income provides Income Payments for the Annuitant's life, and Income Payments cease upon the Annuitant's death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option-2 - Lifetime Income With Certain Period. Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the Annuitant's life. If the Annuitant, who is also the Contract Owner, dies before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option-3 - Joint and Survivor Lifetime Income. Joint and Survivor Lifetime Income provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life, and Income Payments cease upon later of the Annuitant's or Joint Annuitant's Death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option-4 - Joint and Survivor Lifetime Income With Certain Period. Joint and Survivor Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life. If both the Annuitant and the Joint Annuitant die before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option-5 - Certain Period. Certain Period provides periodic Income Payments for the number of years you select on the application.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 9. Withdrawals may be subject to a withdrawal charge.

Annuity Income Units

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each Division will vary from one Valuation Period to the next based on the investment experience of the assets in the Division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each Division will generally remain constant, subject to the following exceptions:

    .  If value is transferred from one investment option to another.

    . If a full withdrawal is made of the present value of all Variable Income Payments remaining under Option 5.

    . Upon the death of the primary Annuitant (in a joint Contract) after the certain period ends, if the Contract Owner selects a joint and survivor or contingent annuity option (either Option-4 or Option-3) with a lower percentage of payments elected for the survivor or Contingent Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

Determination of the Initial Variable Income Payment

The following factors determine the amount of the first Income Payment:

    . the portion of the net Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

    . the age and gender (age, only if issued on a gender neutral basis) of the Annuitant (and Joint Annuitant, if any);

    .  the Payout Option selected;

    .  the frequency of Income Payments;

    .  the deduction of applicable Statutory Premium Taxes;

    .  the performance of your selected variable investment options; and

    .  the time period from the Contract Date to the Income Start Date.

Additional Items that may Impact Income Payments

Impact of Annuitant's Age on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

Impact of Annuitant's Gender on Income Payments. For either fixed or variable Income Payments involving life income (Options 1, 2, 3 or 4), the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Income Payments. The amount of each Income Payment both fixed and variable, will be greater for shorter certain periods than for longer certain periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Income Payments

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular Division is divided by the Annuity Income Unit Value for that Division as of the Contract Date. This establishes the number of Annuity Income Units provided by each Division for each subsequent variable Income Payments. The Annuity Income Units multiplied by the Annuity Income Unit Value equals the Income Payment.

Assumed Investment Return

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects variable Income Payments. Currently, we offer a 3.5% and a 5% AIR.

A higher AIR of 5% will result in a larger initial Annuity Payment, but future increases in the variable Income Payment will be smaller than with a lower AIR of 3.5%. If net performance (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, variable Income Payments will decrease.
If net performance is more than the AIR, variable Income Payments will increase.

                             ACCESS TO YOUR MONEY

Generally

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select. The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

Withdrawal Rights

Full withdrawals are permitted under the Contract if you elected Payout Option-5--Certain Period at the time of application (with certain other requirements, as discussed below, also being met).

Under Payout Option-5, you will receive Income Payments for the "certain period." If you do not elect Payout Option-5, you will not be permitted to withdraw value from the Contract, other than through Income Payments.

All full withdrawal requests must be made in writing to USL. USL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require the signatures be properly notarized under state law.

USL will pay a full withdrawal to you within five business days of receipt of a proper request and instructions satisfactory to USL.

No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, a full withdrawal will not be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

Withdrawal Charge. We will assess a Withdrawal Charge for a full withdrawal from the Contract. This charge will be deducted from the net proceeds of the full withdrawal. The Withdrawal Charge is:

       Contract Year                  Withdrawal Charge
       -------------                  -----------------
       1-8                            1% of the amount withdrawn
       9 and up                       no charge

Withdrawal Procedures. You may elect a full withdrawal based on the present value of the variable Income Payments remaining in the certain period for Payout Option-5.

While the number of Annuity Income Units for each Division will generally remain constant, this prospectus, on page 27 under "Annuity Income Units" lists three exceptions to that rule. One of those exceptions applies if you make a full withdrawal of the present value of all Variable Income Payments remaining under Option 5.

Withdrawal Limitations. In determining the value available for a full withdrawal, only the present value of the variable Income Payments remaining in the Certain Period will be used. No withdrawals may be made from the Fixed Account. After a full withdrawal, any fixed Income Payments will continue under the terms of your Contract.

Example of a Full Withdrawal for a Certain Period Contract

    . Owner chooses Variable Income Payments for a 360-month (30 year) certain period payout, 5.00% AIR, premium = $196,636.07, benefit = $1,000 per month.

    . Owner wants to take a full withdrawal when there are 316 certain payments left, the next payment to be paid in 10 days.

    . Owner would be paid the net withdrawal amount less any applicable tax withholdings.

    .  If a full withdrawal is taken:

           Gross withdrawal =                             $178,019.51
           Withdrawal charge* =                           $  1,780.20
           Net withdrawal =                               $176,239.31
           Remaining number of certain period benefits              0
           New benefit =                                  $      0.00
--------
* Withdrawal charge applies during first 8 years of Contract

Taxes on Withdrawals. Please read the tax discussion in this prospectus for information relating to withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Deferment of Payments

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

    .  the NYSE is closed (other than weekend and holiday closings);

    .  trading on the NYSE is restricted;

    . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not reasonably practicable; or

    .  the SEC by order so permits for the protection of investors.

                                 DEATH BENEFIT

Succession of Contract Ownership

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

     (1) the surviving Contract Owner, if any;

     (2) the Annuitant(s), if any;

     (3) the Beneficiary(ies), if any; and

     (4) the estate or successors of the last Contract Owner to die.

Notification of Death

The death of any Contract Owner, Annuitant or Payee must be reported to USL immediately. USL will require certified proof of death in the following form:

    .  a certified copy of the death certificate; and/or

    . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

USL reserves the right to recover any overpayments made on Income Payments because of failure to notify USL of death. The Contract Owner, and any successor Contract Owner is liable to USL for any overpayments of Income Payments made. USL is not responsible for any incorrect Income Payments made that result from the failure to notify USL immediately of such death.

Death of the Contract Owner and/or Annuitant

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person.

                                Death Benefit when Contract    Death Benefit when Contract
                                Owner and Annuitant are the    Owner and Annuitant are not
                                        same person                  the same person
                               -----------------------------  -----------------------------
Death of Contract Owner

Before Annuity Start Date      Current value of certain       Current value of life
                               period payments; if the        contingent and certain period
                               Contract has no certain        payments
                               period, no payments will be
                               made

On or After Annuity Start Date Remaining certain period       None, the Contract remains in
                               payments                       force according to the
                                                              Contract's succession of
                                                              ownership

Death of Annuitant

Before Annuity Start Date      Current value of certain       Certain period payments; if
                               period payments; if the        the contract has no certain
                               contract has no certain        period, no payments will be
                               period, no payments will be    made
                               made

On or After Annuity Start Date Remaining certain period       Remaining certain period
                               payments                       payments

   IMPORTANT NOTE: As described in the table above, if the Annuitant (and the Joint Annuitant, if any) dies prior to the Annuity Start Date, and the Payment Option chosen is based on a life contingency only (no certain period was elected, Option-1 or Option-3), then the Contract will terminate with no further Income Payments or benefits due to any party to the Contract. USL will retain your Premium Payment.

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the application if the Annuity Payment Option selected provides for a Beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

                                  PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the Divisions, including average annual total return and yield information. A Division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a Division, it reflects changes in the fund share price, the automatic reinvestment by the Division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a Division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the Division during the period by the value of the Division on the last day of the period.

When we advertise the performance of the money market Division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market Division refers to the income generated by an investment in that Division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge and the administrative charge.

Performance information for a Division may be compared in reports and advertising to:

     (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                     TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

Tax Treatment of Distributions - Qualified Contracts

If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

    .  Individual Retirement Annuities ("IRA");

    . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans or TSAs");

    .  Keogh Plans; and

    . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

Distributions In General

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments or as a withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional tax does not apply:

    . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

    .  where the taxpayer is age 59 1/2 or older;

    .  where payment is made on account of death;

    .  where the payment is made on account of the taxpayer's disability;

    . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

    .  in some cases, upon separation from service on or after age 55; or

    .  certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 - A Withdrawal May Trigger a 10% Tax Penalty Unless an Exception Applies. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a withdrawal from the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also contact your tax advisor before taking withdrawals.

Example: Individual A is age 57 1/2 when he begins to receive annual Income
         Payments of $10,000 from a traditional individual retirement annuity. Since this is a Qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA"). Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code
Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

Conversions. If you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

Tax Treatment of Distributions - Non-Qualified Contracts

General. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments (also known as "Exclusion Amount") is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the Annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Withdrawals. For payments made upon full withdrawal from the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

Withdrawal May Trigger an Additional 10% Tax Penalty Unless an Exception Applies. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

    . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium,
       (2) the Annuity Starting Date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

    . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

    .  the taxpayer is age 59 1/2 or older;

    .  the payment is made on account of the taxpayer's disability;

    .  the payment is made on account of death;

    .  and in certain other circumstances.

It should be noted that a withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also seek the advice of your tax advisor.

Example: Individual A is age 57 1/2 when he begins to receive annual Income
         Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of a life insurance, endowment or annuity contract for an annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

Withholding

We are required to withhold federal income taxes on Income Payments and withdrawals that include taxable income unless the Payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                               OTHER INFORMATION

The United States Life Insurance Company in the City of New York

We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of New York. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Guarantee of Insurance Obligations

Insurance obligations under the Contracts are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract Owners can enforce the guarantee directly.

USL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

Distribution of the Contract

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or
(2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of The United States Life Insurance Company in the City of New York (AGESC is an indirect wholly owned subsidiary of AIG). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC is also the principal underwriter for USL's Separate Account USL VL-R, as well as the underwriter for various separate accounts of other USL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

USL offers the Contracts on a continuous basis.

USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for compensation of up to 4.0% of Premium Payments that Owners make.

USL may agree to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

Legal Proceedings

USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

AGESC offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

On February 9, 2006, AIG, the parent company and an affiliated person of USL, the Separate Account, its principal underwriter, AGESC, and American Home, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including USL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG has made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to the receipt of permanent relief, USL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                             FINANCIAL STATEMENTS

The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-242-4079.

                                  APPENDIX A

                 HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected Divisions were a uniform gross annual rate of 0%, 4%, 6.36%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4%, 6.36%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the Funds' management fees and operating expenses at an annual rate of approximately 0.81% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.81%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.81% for investment management and operating expenses after contractual reimbursement or fee waiver. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.36%.

Two sets of tables follow - one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable investment option. The second assumes that 50% of the single Premium Payment is allocated to the Fixed Account using the fixed annuity rates we offered on the Payout Option at the time this illustration was prepared. Both sets of tables assume that a lifetime income with ten years certain was purchased.

When part of the single Premium Payment has been allocated to the Fixed Account, the certain minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an Assumed Investment Return ("AIR") of 5% per year. Thus, actual net performance greater than 5% per year will result in increasing Income Payments and actual net performance less than 5% per year will result in decreasing Income Payments. We currently offer AIRs of 3.5% and 5%; in the future we may offer alternative Assumed Investment Returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant assumed rates of returns. Of course, actual investment performance will not be constant and may be volatile, so expect your variable Income Payments to fluctuate. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                       Single Premium Payment: $100,000
                                   Sex: Male
                                    Age: 65
         Payout Option Selected: Life Annuity with 10 Years Guaranteed
                       Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $629.26

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $643.38

                                           Monthly Payments
                                  With an Assumed Rate of Return of:
                          ---------------------------------------------------
                                                 Gross
                          ---------------------------------------------------
                          0.00%    4.00%   6.36%   8.00%   10.00%    12.00%
                          ------- ------- ------- ------- --------- ---------
                                                  Net
Payment Calendar Attained ---------------------------------------------------
 Year     Year     Year   -1.36%   2.64%   5.00%   6.64%   8.64%     10.64%
------- -------- -------- ------- ------- ------- ------- --------- ---------
  1       2007      65    $629.26 $629.26 $629.26 $629.26 $  629.26 $  629.26
  2       2008      66     591.14  615.12  629.26  639.09    651.07    663.06
  3       2009      67     555.34  601.29  629.26  649.07    673.64    698.68
  4       2010      68     521.70  587.78  629.26  659.21    697.00    736.20
  5       2011      69     490.10  574.57  629.26  669.50    721.16    775.75
  10      2016      74     358.59  512.83  629.26  723.45    855.13  1,007.71
  15      2021      79     262.38  457.73  629.26  781.74  1,014.00  1,309.03
  20      2026      84     191.97  408.55  629.26  844.73  1,202.37  1,700.45

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                           (50% VARIABLE/50% FIXED)
                       Single Premium Payment: $100,000
                                   Sex: Male
                                    Age: 65
         Payout Option Selected: Life Annuity with 10 Years Guaranteed
                       Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $629.26

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $321.69. The monthly guaranteed payment of $321.69 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $643.38

                                          Monthly Payments
                                 With an Assumed Rate of Return of:
                          -------------------------------------------------
                                                Gross
                          -------------------------------------------------
                          0.00%    4.00%   6.36%   8.00%  10.00%   12.00%
                          ------- ------- ------- ------- ------- ---------
                                                 Net
Payment Calendar Attained -------------------------------------------------
 Year     Year     Year   -1.36%   2.64%   5.00%   6.64%  8.64%    10.64%
------- -------- -------- ------- ------- ------- ------- ------- ---------
  1       2007      65    $636.32 $636.32 $636.32 $636.32 $636.32 $  636.32
  2       2008      66     617.26  629.25  636.32  641.23  647.23    653.22
  3       2009      67     599.36  622.34  636.32  646.23  658.51    671.03
  4       2010      68     582.54  615.58  636.32  651.29  670.19    689.79
  5       2011      69     566.74  608.97  636.32  656.44  682.27    709.56
  10      2016      74     500.99  578.11  636.32  683.41  749.26    825.55
  15      2021      79     452.88  550.56  636.32  712.56  828.69    976.21
  20      2026      84     417.68  525.97  636.32  744.05  922.88  1,171.92

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                       Single Premium Payment: $100,000
                                  Sex: Female
                                    Age: 65
         Payout Option Selected: Life Annuity with 10 Years Guaranteed
                       Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $589.24

Illustrative amounts below assume that 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance. No minimum dollar amount is guaranteed.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $603.45

                                           Monthly Payments
                                  With an Assumed Rate of Return of:
                          ---------------------------------------------------
                                                 Gross
                          ---------------------------------------------------
                          0.00%    4.00%   6.36%   8.00%   10.00%    12.00%
                          ------- ------- ------- ------- --------- ---------
                                                  Net
Payment Calendar Attained ---------------------------------------------------
 Year     Year     Year   -1.36%   2.64%   5.00%   6.64%   8.64%     10.64%
------- -------- -------- ------- ------- ------- ------- --------- ---------
  1       2007      65    $589.24 $589.24 $589.24 $589.24 $  589.24 $  589.24
  2       2008      66     553.55  576.00  589.24  598.44    609.67    620.89
  3       2009      67     520.02  563.05  589.24  607.79    630.80    654.24
  4       2010      68     488.52  550.39  589.24  617.28    652.67    689.38
  5       2011      69     458.93  538.02  589.24  626.92    675.30    726.41
  10      2016      74     335.79  480.22  589.24  677.44    800.75    943.62
  15      2021      79     245.69  428.62  589.24  732.02    949.51  1,225.78
  20      2026      84     179.76  382.57  589.24  791.00  1,125.90  1,592.31

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                           (50% VARIABLE/50% FIXED)
                       Single Premium Payment: $100,000
                                  Sex: Female
                                    Age: 65
         Payout Option Selected: Life Annuity With 10 Years Guaranteed
                       Frequency of Income Pay: Monthly

Initial Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $589.24

Illustrative amounts below assume that 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed Investment Return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $301.73. The monthly guaranteed payment of $301.73 is being provided by the $50,000 applied under the fixed Payout Option.

For comparison purposes, fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $603.45

                                          Monthly Payments
                                 With an Assumed Rate of Return of:
                          -------------------------------------------------
                                                Gross
                          -------------------------------------------------
                          0.00%    4.00%   6.36%   8.00%  10.00%   12.00%
                          ------- ------- ------- ------- ------- ---------
                                                 Net
Payment Calendar Attained -------------------------------------------------
 Year     Year     Year   -1.36%   2.64%   5.00%   6.64%  8.64%    10.64%
------- -------- -------- ------- ------- ------- ------- ------- ---------
  1       2007      65    $596.35 $596.35 $596.35 $596.35 $596.35 $  596.35
  2       2008      66     578.50  589.72  596.35  600.95  606.56    612.17
  3       2009      67     561.73  583.25  596.35  605.62  617.13    628.85
  4       2010      68     545.99  576.92  596.35  610.37  628.06    646.42
  5       2011      69     531.19  570.74  596.35  615.19  639.37    664.93
  10      2016      74     469.62  541.83  596.35  640.44  702.10    773.54
  15      2021      79     424.57  516.04  596.35  667.74  776.48    914.61
  20      2026      84     391.61  493.01  596.35  697.23  864.68  1,097.88

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the Contract Owner and the various rates of return of the funds selected. The amount of the Income Payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages during the years and from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly Income Payments (based on the variable account) will also fluctuate. No representation can be made by the Company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION........................................................  3
   USL.....................................................................  3
   Separate Account USL VA-R...............................................  3
   American Home Assurance Company.........................................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE CONTRACTS..............................................  4

PERFORMANCE INFORMATION....................................................  5
       Performance Data....................................................  5
       Average Annual Total Return Calculations............................  6
       Fund Performance Calculations.......................................  6
       VALIC Co. I Money Market I Fund Investment Option Yield and
         Effective Yield Calculations......................................  9

CONTRACT PROVISIONS........................................................ 10
   Variable Income Payments................................................ 10
   Annuity Income Unit Value............................................... 10
   Net Investment Factor................................................... 10
   Misstatement of Age or Gender........................................... 11
   Evidence of Survival.................................................... 11

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................. 11
   Gender neutral policies................................................. 11
   Certain Arrangements.................................................... 12
   Our General Account..................................................... 12

MATERIAL CONFLICTS......................................................... 12

FINANCIAL STATEMENTS....................................................... 13
   Separate Account Financial Statements................................... 13
   USL Financial Statements................................................ 13
   American Home Financial Statements...................................... 14

INDEX TO FINANCIAL STATEMENTS.............................................. 14

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

 [LOGO OF AIG(R) AMERICAN GENERAL]                             PRIVACY NOTICE

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

..   Our Employees, Representatives, Agents, and Selected Third Parties may
    collect Nonpublic Personal Information about you, including information:

   - Given to us on applications or other forms;

   - About transactions with us, our affiliates, or third parties;

   - From others, such as credit reporting agencies, employers, and federal and state agencies.

..   The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

..   We restrict access to Nonpublic Personal Information to those Employees,
    Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

..   We have policies and procedures that direct our Employees, Representatives,
    Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

..   We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

..   We do not share Nonpublic Personal Information about you except as allowed by law.

..   We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

    (i)Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties, as permitted by law; or

   (ii)other organizations with which we have joint marketing agreements as permitted by law.

..   The types of companies and persons to whom we may disclose Nonpublic
    Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

..   We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

..   Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

..   You will be notified if our privacy policy changes.

..   Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS GIVEN TO YOU FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, AIG Worldwide Life Insurance of Bermuda, Ltd, American General Assurance Company, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

(C) 2007 American International Group, Inc. All rights reserved.

 AGLC0375                                                             Rev0207

[LOGO OF AIG AMERICAN GENERAL]        The United States Life Insurance Company
                                                       in the City of New York

For additional information about the Platinum
Investor(R) Immediate Variable Annuity
Contracts and the Separate Account, you may request a copy of the Statement of Additional
Information (the "SAI"), dated May 1, 2007. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, Attention: SPIA
Operations, 2-D1, or call us at 1-800-242-4079.
You may also obtain the SAI from an insurance representative through which the Contracts may be purchased. Additional information about the Platinum Investor Immediate Variable Annuity
Contracts is available to individuals
considering purchasing a Contract, upon request to the same address or phone number printed above.

Information about the Separate Account,
including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public
Reference Section of the SEC, 100 F Street
N.E., Washington, D.C. 20549.

Contracts issued by:
The United States Life Insurance Company in the
  City of New York
A member company of American International
  Group, Inc.
830 Third Avenue, New York, New York 10022

Platinum Investor Immediate Variable Annuity        [LOGO OF IMSA INSURANCE
Contract Form Number 03017N                          MARKETPLACE STANDARDS
                                                         ASSOCIATION]
Available only in the state of New York
                                                  Membership in IMSA applies
Distributed by American General Equity Services    only to The United States
  Corporation                                    Life Insurance Company in the
Member NASD                                       City of New York and not to
A member company of American International               its products.
  Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life
Insurance Company in the City of New York are its responsibility. The United States Life
Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

(C) 2007 American International Group, Inc. All     ICA File No. 811-09007
rights reserved.

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R

                PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY

              SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             SPIA OPERATIONS 2-D1

                   P.O. BOX 3018, HOUSTON, TEXAS 77019-2116

                TELEPHONE: 1-800-242-4079; FAX: 1-713-620-3139

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account" or "Separate Account USL VA-R") dated May 1, 2007, describing the Platinum Investor Immediate Variable Annuity ("Platinum Investor Annuity") single premium immediate variable annuity contract (the "Contract" or "Contracts"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS


GENERAL INFORMATION.......................................................  3

   USL....................................................................  3
   Separate Account USL VA-R..............................................  3
   American Home Assurance Company........................................  3

SERVICES..................................................................  4

DISTRIBUTION OF THE CONTRACTS.............................................  4

PERFORMANCE INFORMATION...................................................  5

   Performance Data.......................................................  5
       Average Annual Total Return Calculations...........................  6
       Fund Performance Calculations......................................  7
       VALIC Company I Money Market I Fund Investment Option Yield          9
         and Effective Yield Calculations.................................

CONTRACT PROVISIONS....................................................... 10

   Variable Income Payments............................................... 10
   Annuity Income Unit Value.............................................. 10
   Net Investment Factor.................................................. 10
   Misstatement of Age or Gender.......................................... 11
   Evidence of Survival................................................... 11

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................ 11

   Gender neutral policies................................................ 11
   Certain Arrangements................................................... 12
   Our General Account.................................................... 12

MATERIAL CONFLICTS........................................................ 12

FINANCIAL STATEMENTS...................................................... 13

   Separate Account Financial Statements.................................. 13
   USL Financial Statements............................................... 13
   American Home Financial Statements..................................... 14

INDEX TO FINANCIAL STATEMENTS............................................. 14

   Separate Account USL VA-R Financial Statements......................... 14
   USL Financial Statements............................................... 14

                              GENERAL INFORMATION

USL

   We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of USL and its affiliates. The commitments under the Contracts are USL's, and AIG has no legal obligation to back those commitments.

   USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VA-R

   We hold the Fund shares in which any of your single premium payment is invested in the divisions of Separate Account USL VA-R. Separate Account USL VA-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VA-R is divided into 58 separate "divisions," 45 of which are available under the Contracts offered by the Contract prospectus as variable "investment options." Three of these 45 divisions are offered under other USL contracts. The remaining 13 divisions are available only under other USL contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VA-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Contracts. USL is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

American Home Assurance Company

   American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG and an affiliate of USL.

                                   SERVICES

   USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, USL paid AGLC for these services $123,054,762, $124,859,506, and $130,872,664, respectively.

   USL and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, USL paid AIG zero for these services.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or
(2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

   USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4% of Premium Payments that Contract Owners make.

   USL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account USL VA-R in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: one-time contract charge, mortality and expense risk charge, administrative charge, sales charge, and withdrawal charge.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

    . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

    . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, the administrative charge, the sales charge and the withdrawal charge.

    .  We divide the Redeemable Value by the Initial Investment.

    . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   Average annual total return quotations for the variable investment options for the period ended December 31, 2006 are shown in the table below.

            Variable Investment Option Average Annual Total Returns with deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2006)

                                                                                                         Since    Investment
                                                                                                       Investment   Option
                                                                                                         Option   Inception
Investment Option                                             1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception     Date
-----------------                                             ------ ---------  ---------  ----------  ---------- ----------
AIM V.I. International Growth Fund - Series I                 27.53%    N/A        N/A        N/A        27.53%   02/02/2004
Alger American Leveraged AllCap Portfolio - Class O Shares    18.61%    N/A        N/A        N/A        18.61%   06/29/2004
Alger American MidCap Growth Portfolio - Class O Shares        9.54%    N/A        N/A        N/A         9.54%   06/29/2004
American Century VP Inflation Protection Fund Class II         1.06%    N/A        N/A        N/A         1.06%   06/29/2004
American Century VP Value Fund Class I                        18.00%    N/A        N/A        N/A        18.00%   02/02/2004
Credit Suisse Small Cap Core I Portfolio                       4.19%    N/A        N/A        N/A         4.19%   02/02/2004
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2  6.55%    N/A        N/A        N/A         6.55%   02/02/2004
Fidelity VIP Contrafund(R) Portfolio - Service Class 2        10.82%    N/A        N/A        N/A        10.82%   02/02/2004
Fidelity VIP Equity-Income Portfolio - Service Class 2        19.27%    N/A        N/A        N/A        19.27%   02/02/2004
Fidelity VIP Freedom 2020 Portfolio - Service Class 2 N/A       N/A     N/A        N/A        N/A        11.70%   05/01/2004
Fidelity VIP Freedom 2025 Portfolio - Service Class 2 N/A       N/A     N/A        N/A        N/A        12.18%   05/01/2004
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 N/A       N/A     N/A        N/A        N/A        12.92%   05/01/2004
Fidelity VIP Growth Portfolio - Service Class 2                5.99%    N/A        N/A        N/A         5.99%   02/02/2004
Fidelity VIP Mid Cap Portfolio - Service Class 2              11.79%    N/A        N/A        N/A        11.79%   06/29/2004

            Variable Investment Option Average Annual Total Returns with deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2006)

                                                                                                       Since    Investment
                                                                                                     Investment   Option
                                                                                                       Option   Inception
Investment Option                                           1 year 3 years/1/ 5 years/1/ 10 years/1/ Inception     Date
-----------------                                           ------ ---------  ---------  ----------  ---------- ----------
Franklin Templeton VIP Franklin Small Cap Value Securities
Fund - Class 2                                              16.34%    N/A        N/A        N/A        15.48%   06/29/2004
Franklin Templeton VIP Franklin U.S. Government Fund -
Class 2                                                      3.45%    N/A        N/A        N/A         3.45%   06/29/2004
Franklin Templeton VIP Mutual Shares Securities Fund -
Class 2                                                     17.73%    N/A        N/A        N/A        14.86%   06/29/2004
Franklin Templeton VIP Templeton Foreign Securities Fund -
Class 2                                                     20.78%    N/A        N/A        N/A        15.61%   02/02/2004
Janus Aspen International Growth Portfolio - Service Shares 45.83%    N/A        N/A        N/A        30.90%   02/02/2004
Janus Aspen Mid Cap Growth Portfolio - Service Shares       12.69%    N/A        N/A        N/A        14.37%   02/02/2004
JPMorgan Small Company Portfolio                            14.38%    N/A        N/A        N/A        14.24%   02/02/2004
MFS(R) VIT New Discovery Series - Initial Class             12.60%    N/A        N/A        N/A         5.98%   02/02/2004
MFS(R) VIT Research Series - Initial Class                   9.87%    N/A        N/A        N/A         9.70%   02/02/2004
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I     14.07%    N/A        N/A        N/A        14.25%   02/02/2004
Oppenheimer Balanced Fund/VA-Non Service Shares             10.54%    N/A        N/A        N/A         9.13%   06/29/2004
Oppenheimer Global Securities Fund/VA-Non Service Shares    17.05%    N/A        N/A        N/A        18.70%   06/29/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio -
Administrative Class                                          N/A     N/A        N/A        N/A        -5.29%   05/01/2004
PIMCO VIT Real Return Portfolio - Administrative Class       0.15%    N/A        N/A        N/A         2.88%   02/02/2004
PIMCO VIT Short-Term Portfolio - Administrative Class        3.70%    N/A        N/A        N/A         2.19%   02/02/2004
PIMCO VIT Total Return Portfolio - Administrative Class      3.27%    N/A        N/A        N/A         3.03%   02/02/2004
Pioneer Mid Cap Value VCT Portfolio - Class I                 N/A     N/A        N/A        N/A         6.68%   05/01/2004
Putnam VT Diversified Income Fund - Class IB                 5.71%    N/A        N/A        N/A         6.39%   06/29/2004
Putnam VT International Growth and Income Fund - Class IB   26.53%    N/A        N/A        N/A        19.76%   02/02/2004
SunAmerica ST Aggressive Growth Portfolio - Class 1         12.67%    N/A        N/A        N/A        12.54%   06/29/2004
SunAmerica ST Balanced Portfolio - Class 1                  10.26%    N/A        N/A        N/A         6.93%   06/29/2004
VALIC Co. I International Equities Fund                     22.39%    N/A        N/A        N/A        18.74%   02/02/2004
VALIC Co. I Mid Cap Index Fund                               9.37%    N/A        N/A        N/A        11.67%   02/02/2004
VALIC Co. I Money Market I Fund                              4.05%    N/A        N/A        N/A         2.23%   02/02/2004
VALIC Co. I Nasdaq-100(R) Index Fund                         6.08%    N/A        N/A        N/A         5.11%   02/02/2004
VALIC Co. I Science & Technology Fund                        5.27%    N/A        N/A        N/A         2.45%   02/02/2004
VALIC Co. I Small Cap Index Fund                            17.42%    N/A        N/A        N/A        11.42%   02/02/2004
VALIC Co. I Stock Index Fund                                14.78%    N/A        N/A        N/A         9.00%   02/02/2004
Van Kampen LIT Growth and Income Portfolio--Class I         15.60%    N/A        N/A        N/A        12.68%   02/02/2004
Vanguard(R) VIF High Yield Bond Portfolio                    7.88%    N/A        N/A        N/A         6.95%   06/29/2004
Vanguard VIF REIT Index Portfolio                           34.19%    N/A        N/A        N/A        28.57%   06/29/2004

--------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

/1./ "N/A" indicates data is not available for the stated period. None of the investment options has an inception date earlier than February 2, 2004, the effective date of the registration statement.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                       Fund Average Annual Total Returns
   without deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2006)

                                                                                        Since       Fund
                                                                                        Fund      Inception
Fund                                1 year 3 years/1/ 5 years/1/,/2/ 10 years/1/,/2/ Inception/2/   Date
----                                ------ ---------  -----------    ------------    -----------  ----------
AIM V.I. International Growth Fund
  - Series I                        28.23%   23.32%      15.34%          8.20%            *       05/05/1993
Alger American Leveraged AllCap
  Portfolio - Class O Shares        19.26%   13.88%       5.63%         10.82%            *       01/25/1995
Alger American MidCap Growth
  Portfolio - Class O Shares        10.14%   10.99%       7.32%         11.12%            *       05/03/1993
American Century VP Inflation
  Protection Fund Class II           1.59%    2.96%        N/A            N/A           3.62%     12/31/2002
American Century VP Value Fund
  Class I                           18.65%   12.52%       9.93%         10.85%            *       05/01/1996
Credit Suisse Small Cap Core I
  Portfolio                          4.77%    4.17%       2.17%          3.83%            *       06/30/1995
Fidelity(R) VIP Asset Manager(SM)
  Portfolio - Service Class 2        7.06%    5.36%       4.59%          5.83%            *       09/06/1989
Fidelity VIP Contrafund(R)
  Portfolio - Service Class 2       11.43%   14.39%      11.65%         10.97%            *       01/03/1995
Fidelity VIP Equity-Income
  Portfolio - Service Class 2       19.93%   12.09%       8.69%          8.96%            *       10/09/1986
Fidelity VIP Freedom 2020
  Portfolio - Service Class 2       11.70%     N/A         N/A            N/A           13.74%    04/26/2005
Fidelity VIP Freedom 2025
  Portfolio - Service Class 2       12.18%     N/A         N/A            N/A           14.58%    04/26/2005
Fidelity VIP Freedom 2030
  Portfolio - Service Class 2       12.92%     N/A         N/A            N/A           15.69%    04/26/2005
Fidelity VIP Growth Portfolio -
  Service Class 2                    6.57%    5.06%       1.39%          6.32%            *       10/09/1986
Fidelity VIP Mid Cap Portfolio -
  Service Class 2                   12.40%   18.24%      15.52%           N/A           19.12%    12/28/1998
Franklin Templeton VIP Franklin
  Small Cap Value Securities
Fund - Class 2                      16.98%   16.34%      13.55%           N/A           13.04%    01/06/1999
Franklin Templeton VIP Franklin
  U.S. Government Fund -
Class 2                              4.02%    3.30%       4.34%           N/A           4.88%     01/06/1999
Franklin Templeton VIP Mutual
  Shares Securities Fund -
Class 2                             18.38%   13.81%      10.22%           N/A           10.17%    01/06/1999
Franklin Templeton VIP Templeton
  Foreign Securities Fund
- Class 2                           21.44%   16.61%      11.29%           N/A           7.76%     05/01/1997
Janus Aspen International Growth
  Portfolio-Service Shares          46.63%   31.93%      18.06%         13.85%            *       05/02/1994
Janus Aspen Mid Cap Growth
  Portfolio-Service Shares          13.31%   15.21%       8.18%          7.48%            *       09/13/1993
JPMorgan Small Company Portfolio    15.01%   14.79%      10.01%          8.19%            *       12/31/1994
MFS(R) VIT New Discovery
  Series-Initial Class              13.22%    8.27%       3.02%           N/A           7.78%     05/01/1998
MFS(R) VIT Research Series-Initial
  Class                             10.48%   11.33%       5.36%          6.00%            *       07/26/1995
Neuberger Berman AMT Mid-Cap
  Growth Portfolio - Class I        14.69%   14.91%       6.55%           N/A           10.05%    11/03/1997
Oppenheimer Balanced Fund/VA-Non
  Service Shares                    11.15%    8.33%       7.32%          8.03%            *       02/09/1987
Oppenheimer Global Securities
  Fund/VA-Non Service Shares        17.69%   17.04%      12.29%         13.83%            *       11/12/1990
PIMCO VIT CommodityRealReturn
  Strategy Portfolio-
Administrative Class                -3.10%     N/A          NA            N/A           8.59%     06/30/2004
PIMCO VIT Real Return
  Portfolio-Administrative Class     0.71%    3.85%       7.50%           N/A           8.40%     09/30/1999
PIMCO VIT Short-Term
  Portfolio-Administrative Class     4.27%    2.69%       2.63%           N/A           3.76%     09/30/1999
PIMCO VIT Total Return
  Portfolio-Administrative Class     3.84%    3.72%       5.03%           N/A           5.71%     12/31/1997
Pioneer Mid Cap Value VCT
  Portfolio-Class I                 12.59%   14.05%      12.61%         11.91%            *       03/01/1995
Putnam VT Diversified Income Fund
  - Class IB                         6.29%    6.15%       8.74%          5.37%            *       09/15/1993
Putnam VT International Growth and
  Income Fund - Class IB            27.22%   20.65%      15.86%           N/A           10.70%    01/02/1997

                       Fund Average Annual Total Returns
   without deduction of any applicable Separate Account or Contract charges
                          (through December 31, 2006)

                                                                                                    Since       Fund
                                                                                                    Fund      Inception
Fund                                                1 year 3 years/1/ 5 years/1,2/ 10 years/1,2/ Inception/2/   Date
----                                                ------ ---------  -----------  ------------  -----------  ----------
SunAmerica ST Aggressive Growth Portfolio - Class 1 13.30%   12.87%       6.84%        6.98%            *     06/03/1996
SunAmerica ST Balanced Portfolio - Class 1          10.86%    6.47%       3.33%        5.72%            *     06/03/1996
VALIC Co. I International Equities Fund             23.06%   19.27%      12.30%        6.10%            *     10/02/1989
VALIC Co. I Mid Cap Index Fund                       9.97%   12.71%      10.49%       13.10%            *     10/01/1991
VALIC Co. I Money Market I Fund                      4.61%    2.70%       1.99%        3.46%            *     01/16/1986
VALIC Co. I Nasdaq-100(R) Index Fund                 6.66%    5.92%       1.84%         N/A        -10.77%    10/01/2000
VALIC Co. I Science & Technology Fund                5.85%    3.30%      -0.03%        1.26             *     04/29/1994
VALIC Co. I Small Cap Index Fund                    18.06%   13.22%      10.97%        9.22             *     05/01/1992
VALIC Co. I Stock Index Fund                        15.41%   10.07%       5.81%        8.08             *     04/20/1987
Van Kampen LIT Growth and Income Portfolio--Class I 16.23%   13.50%       9.86%       11.66             *     12/23/1996
Vanguard(R) VIF High Yield Bond Portfolio            8.27%    6.48%       7.46%        5.69%            *     06/03/1996
Vanguard VIF REIT Index Portfolio                   34.93%   25.35%      22.53%         N/A         18.52%    02/09/1999

--------
/1./ "N/A" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

   VALIC Company I Money Market I Fund Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market I Fund Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

    . We take the net change in the value of your single premium payment during the period.

    . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

    . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

    . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The VALIC Company I Money Market I Fund Investment Option's historical yield for the seven day period ended December 31, 2006 was 3.66%.

   We determine the VALIC Company I Money Market I Fund Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7)--1. The VALIC Company I Money Market I Fund Investment Option's historical effective yield for the seven day period ended December 31, 2006 was 3.59%. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

   The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

Variable Income Payments

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

Annuity Income Unit Value

   The value of an Annuity Income Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Income Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Income Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation
         Period for which the Annuity Income Unit Value is being determined; and

     (b) is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Income Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is equal to:

         (i) the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

         (ii)the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

        (iii)a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

     (b) is equal to:

         (i) the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

         (ii)the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate and administrative charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Gender

   We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35%of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Contract owners.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an underlying Fund changes; or

    . voting instructions given by owners of variable life insurance contracts and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

   Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for USL. AIG uses PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2006 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2006 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   As of the date of this SAI, none of the assets of the Separate Account were attributable to the Contracts.

USL Financial Statements

   The balance sheets of USL at December 31, 2006 and 2005 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

American Home Financial Statements

   The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for the two years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Contracts.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

                                                                       Page
I.  Separate Account USL VA-R Financial Statements                     ----

Report of PricewaterhouseCoopers LLP, Independent Registered        USL VA-R 1
  Public Accounting Firm...........................................
Statement of Net Assets as of December 31, 2006.................... USL VA-R -2
Statement of Operations for the year ended December 31, 2006....... USL VA-R -3
Statement of Changes in Net Assets for the years ended              USL VA-R -4
  December 31, 2006 and 2005.......................................
Notes to Financial Statements...................................... USL VA-R -7

                                                                       Page
II. USL Financial Statements                                           ----

Report of PricewaterhouseCoopers LLP, Independent Registered        F - 1
  Public Accounting Firm...........................................
Balance Sheets as of December 31, 2006 and 2005.................... F - 2
Statements of Income for the years ended December 31, 2006, 2005    F - 4
  and 2004.........................................................
Statements of Shareholder's Equity for the years ended              F - 5
  December 31, 2006, 2005 and 2004.................................
Statements of Comprehensive Income for the years ended              F - 6
  December 31, 2006, 2005 and 2004.................................
Statements of Cash Flows for the years ended December 31, 2006,     F - 7
  2005 and 2004....................................................
Notes to Financial Statements...................................... F - 8

                                                                       Page
III.American Home Financial Statements                                 ----

Report of PricewaterhouseCoopers LLP, Independent Auditors......... 2
Statements of Admitted Assets (Statutory Basis) as of December 31,  3
  2006 and 2005....................................................
Statements of Liabilities, Capital and Surplus (Statutory Basis)    4
  as of............................................................
December 31, 2006 and 2005.........................................
Statements of Income and Changes in Capital and Surplus (Statutory  5
  Basis)...........................................................
for the years ended December 31, 2006 and 2005.....................
Statements of Cash Flow (Statutory Basis) for the years ended       6
  December 31, 2006 and 2005.......................................
Notes to Statutory Basis Financial Statements...................... 7

[LOGO OF AIG AMERICAN GENERAL]

                                                   GENERATIONS Variable Annuity
                                                      Separate Account USL VA-R
                                                               Variable Annuity

                                                                           2006

                                                                  Annual Report

                                                              December 31, 2006

               The United States Life Insurance Company in the City of New York
                         A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
1201 Louisiana
Suite 2900
Houston, TX 77002-5678
Telephone (713) 356-4000
Facsimile (713) 356-4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Contract Owners of The United States Life Insurance Company in the City of New York Separate Account USL VA-R-Generations

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts of The United States Life Insurance Company in the City of New York Separate Account USL VA-R-Generations (the "Separate Account") listed in Note A at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 6, 2007

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF NET ASSETS
December 31, 2006

                                                                                                                      Net assets
                                               Investment  Due from (to) The United            Contract   Contract   attributable
                                              securities -  States Life Insurance              owners -   owners -   to contract
                                                at fair     Company in the City of             annuity  accumulation    owner
Divisions                                        value             New York         Net Assets reserves   reserves     reserves
---------                                     ------------ ------------------------ ---------- -------- ------------ ------------
UIF Equity Growth Portfolio - Class I           $ 38,819             $(1)            $ 38,818    $--      $ 38,818     $ 38,818
UIF Global Value Equity Portfolio - Class I      125,322              --              125,322     --       125,322      125,322
UIF High Yield Portfolio - Class I                 6,943              --                6,943     --         6,943        6,943
UIF International Magnum Portfolio - Class I      36,989              (1)              36,988     --        36,988       36,988
UIF U.S. Mid Cap Value Portfolio - Class I        63,934              --               63,934     --        63,934       63,934
UIF Value Portfolio - Class I                     94,160              --               94,160     --        94,160       94,160
Van Kampen LIT Enterprise Portfolio - Class I      1,181              --                1,181     --         1,181        1,181
Van Kampen LIT Growth and Income Portfolio
  - Class I                                       38,957              --               38,957     --        38,957       38,957
Van Kampen LIT Strategic Growth Portfolio
  - Class I                                        2,619              --                2,619     --         2,619        2,619

                            See accompanying notes

                                 USL VA-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

                                     B                                                      F           C+D+E+F
                         A     Mortality and    A+B=C                         E       Net change in     Increase
                     Dividends  expense risk     Net           D        Capital gain    unrealized   (decrease) in
                       from         and       investment  Net realized  distributions  appreciation    net assets
                      mutual   administrative   income   gain (loss) on  from mutual  (depreciation) resulting from
Divisions              funds      charges       (loss)    investments       funds     of investments   operations
---------            --------- -------------- ---------- -------------- ------------- -------------- --------------
UIF Equity Growth
  Portfolio - Class
  I                   $   --      $  (490)      $(490)       $  (31)       $   --        $ 1,474        $   953
UIF Global Value
  Equity
  Portfolio - Class
  I                    1,982       (1,681)        301         1,884         4,871         14,654         21,710
UIF High Yield
  Portfolio - Class
  I                      540          (93)        447           (30)           --             46            463
UIF International
  Magnum
  Portfolio - Class
  I                       50         (680)       (630)        2,137         4,015          4,249          9,771
UIF U.S. Mid Cap
  Value Portfolio -
  Class I                215       (1,018)       (803)        3,697         9,263            (63)        12,094
UIF Value Portfolio
  - Class I            1,494       (1,203)        291           145         8,804          3,238         12,478
Van Kampen LIT
  Enterprise
  Portfolio - Class
  I                        5          (16)        (11)           (7)           --             81             63
Van Kampen LIT
  Growth and Income
  Portfolio - Class
  I                      419         (511)        (92)          294         2,321          2,568          5,091
Van Kampen LIT
  Strategic Growth
  Portfolio - Class
  I                       --          (36)        (36)          (20)           --             94             38

                            See accompanying notes

                                 USL VA-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2006 and 2005

                                                              Divisions
                               ----------------------------------------------------------------------
                                                    UIF Global Value  UIF High Yield UIF International
                                UIF Equity Growth  Equity Portfolio -  Portfolio -   Magnum Portfolio
                               Portfolio - Class I      Class I          Class I         - Class I
                               ------------------- ------------------ -------------- -----------------
For the Year Ended
  December 31, 2006

OPERATIONS:
   Net investment income
     (loss)                         $   (490)           $    301         $   447         $   (630)
   Net realized gain (loss)
     on investments                      (31)              1,884             (30)           2,137
   Capital gain distributions
     from mutual funds                    --               4,871              --            4,015
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       1,474              14,654              46            4,249
                                    --------            --------         -------         --------
Increase (decrease) in net
  assets resulting from
  operations                             953              21,710             463            9,771
                                    --------            --------         -------         --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to)
     other Divisions or fixed
     rate option                       2,172                (530)             (2)            (763)
   Contract withdrawals                  (22)            (10,000)             (7)         (20,000)
                                    --------            --------         -------         --------
Increase (decrease) in net
  assets resulting from
  principal transactions               2,150             (10,530)             (9)         (20,763)
                                    --------            --------         -------         --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                           3,103              11,180             454          (10,992)

NET ASSETS:
   Beginning of year                  35,715             114,142           6,489           47,980
                                    --------            --------         -------         --------
   End of year                      $ 38,818            $125,322         $ 6,943         $ 36,988
                                    ========            ========         =======         ========
For the Year Ended
  December 31, 2005

OPERATIONS:
   Net investment income
     (loss)                         $   (351)           $   (566)        $   384         $   (124)
   Net realized gain (loss)
     on investments                   (4,249)              1,743          (1,285)            (519)
   Capital gain distributions
     from mutual funds                    --                 761              --               --
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                       8,794               2,848             923            4,703
                                    --------            --------         -------         --------
Increase (decrease) in net
  assets resulting from
  operations                           4,194               4,786              22            4,060
                                    --------            --------         -------         --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to)
     other Divisions or fixed
     rate option                        (799)                334              --               (2)
   Contract withdrawals              (17,271)            (27,274)         (6,284)          (7,000)
                                    --------            --------         -------         --------
Increase (decrease) in net
  assets resulting from
  principal transactions             (18,070)            (26,940)         (6,284)          (7,002)
                                    --------            --------         -------         --------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (13,876)            (22,154)         (6,262)          (2,942)

NET ASSETS:
   Beginning of year                  49,591             136,296          12,751           50,922
                                    --------            --------         -------         --------
   End of year                      $ 35,715            $114,142         $ 6,489         $ 47,980
                                    ========            ========         =======         ========

                            See accompanying notes

                                 USL VA-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                 Divisions
                               ----------------------------------------------------------------------------
                               UIF U.S. Mid Cap                        Van Kampen LIT      Van Kampen LIT
                               Value Portfolio - UIF Value Portfolio     Enterprise       Growth and Income
                                    Class I           - Class I      Portfolio - Class I Portfolio - Class I
                               ----------------- ------------------- ------------------- -------------------
For the Year Ended
  December 31, 2006

OPERATIONS:
   Net investment income
     (loss)                        $   (803)           $   291             $  (11)             $   (92)
   Net realized gain (loss)
     on investments                   3,697                145                 (7)                 294
   Capital gain distributions
     from mutual funds                9,263              8,804                 --                2,321
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                        (63)             3,238                 81                2,568
                                   --------            -------             ------              -------
Increase (decrease) in net
  assets resulting from
  operations                         12,094             12,478                 63                5,091
                                   --------            -------             ------              -------

PRINCIPAL TRANSACTIONS:
   Net transfers from (to)
     other Divisions or fixed
     rate option                         (6)                (5)                (1)                (901)
   Contract withdrawals             (20,032)                --                 (4)                 (16)
                                   --------            -------             ------              -------
Increase (decrease) in net
  assets resulting from
  principal transactions            (20,038)                (5)                (5)                (917)
                                   --------            -------             ------              -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                         (7,944)            12,473                 58                4,174

NET ASSETS:
   Beginning of year                 71,878             81,687              1,123               34,783
                                   --------            -------             ------              -------
   End of year                     $ 63,934            $94,160             $1,181              $38,957
                                   ========            =======             ======              =======
For the Year Ended
  December 31, 2005

OPERATIONS:
   Net investment income
     (loss)                        $   (737)           $   (50)            $   (7)             $  (114)
   Net realized gain (loss)
     on investments                   1,076                124                 (9)                 931
   Capital gain distributions
     from mutual funds                  948              4,350                 --                  778
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                      5,872             (1,958)                87                1,228
                                   --------            -------             ------              -------
Increase (decrease) in net
  assets resulting from
  operations                          7,159              2,466                 71                2,823
                                   --------            -------             ------              -------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to)
     other Divisions or fixed
     rate option                         (2)                 1                 --                  457
   Contract withdrawals              (6,208)                --                 (5)              (6,172)
                                   --------            -------             ------              -------
Increase (decrease) in net
  assets resulting from
  principal transactions             (6,210)                 1                 (5)              (5,715)
                                   --------            -------             ------              -------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                            949              2,467                 66               (2,892)

NET ASSETS:
   Beginning of year                 70,929             79,220              1,057               37,675
                                   --------            -------             ------              -------
   End of year                     $ 71,878            $81,687             $1,123              $34,783
                                   ========            =======             ======              =======

                            See accompanying notes

                                 USL VA-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2006 and 2005

                                                                  Divisions
                                                             -------------------
                                                               Van Kampen LIT
                                                              Strategic Growth
                                                             Portfolio - Class I
                                                             -------------------
For the Year Ended December 31, 2006

OPERATIONS:
   Net investment income (loss)                                    $  (36)
   Net realized gain (loss) on investments                            (20)
   Capital gain distributions from mutual funds                        --
   Net change in unrealized appreciation (depreciation) of
     investments                                                       94
                                                                   ------
Increase (decrease) in net assets resulting from operations            38
                                                                   ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate
     option                                                            (2)
   Contract withdrawals                                                (7)
                                                                   ------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (9)
                                                                   ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                29

NET ASSETS:
   Beginning of year                                                2,590
                                                                   ------
   End of year                                                     $2,619
                                                                   ======
For the Year Ended December 31, 2005

OPERATIONS:
   Net investment income (loss)                                    $  (28)
   Net realized gain (loss) on investments                            (25)
   Capital gain distributions from mutual funds                        --
   Net change in unrealized appreciation (depreciation) of
     investments                                                      210
                                                                   ------
Increase (decrease) in net assets resulting from operations           157
                                                                   ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate
     option                                                             1
   Contract withdrawals                                                (8)
                                                                   ------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (7)
                                                                   ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               150

NET ASSETS:
   Beginning of year                                                2,440
                                                                   ------
   End of year                                                     $2,590
                                                                   ======

                            See accompanying notes

                                 USL VA-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VA-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(R), Platinum Investor(R) Immediate Variable Annuity and Select Reserve. Of the products listed, GENERATIONS(R) and Select Reserve are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of "Divisions," which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):
   AIM V.I. International Growth Fund - Series I (1)
   AIM V.I. Premier Equity Fund - Series I (1) (2)

The Alger American Fund:
   Alger American Leveraged AllCap Portfolio - Class O Shares (1)
   Alger American MidCap Growth Portfolio - Class O Shares (1)

American Century Variable Portfolio, Inc. ("American Century VP"):
   American Century VP Inflation Protection Fund - Class II (1)
   American Century VP Value Fund - Class I (1)

Credit Suisse Trust ("Credit Suisse"):
   Credit Suisse Small Cap Core I Portfolio (1) (13)

Dreyfus Investment Portfolio ("Dreyfus IP"):
   Dreyfus IP MidCap Stock Portfolio - Initial shares (1) (3)

Dreyfus Variable Investment Funds ("Dreyfus VIF"):
   Dreyfus VIF Developing Leaders Portfolio - Initial shares (1) (3) Dreyfus VIF Quality Bond Portfolio - Initial shares (1) (3)

Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
   Fidelity(R) VIP Asset ManagerSM Portfolio - Service Class 2 (1) Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 (1) Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1) (4) Fidelity(R) VIP Growth Portfolio - Service Class 2 (1) Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)

Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton"):
   Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2 (1) Franklin Templeton - Franklin U.S. Government Fund - Class 2 (1)
   Franklin Templeton - Mutual Shares Securities Fund - Class 2 (1)
   Franklin Templeton - Templeton Foreign Securities Fund - Class 2 (1)

Janus Aspen Series:
   Janus Aspen Series International Growth Portfolio - Service Shares (1) Janus Aspen Series Mid Cap Growth Portfolio - Service Shares (1)
   Janus Aspen Series Worldwide Growth Portfolio - Service Shares (1) (5)

J.P. Morgan Series Trust II ("JPMorgan"):
   JPMorgan Mid Cap Value Portfolio (1) (6)
   JPMorgan Small Company Portfolio (1)

MFS(R) Variable Insurance TrustSM ("MFS(R) VIT"):
   MFS(R) VIT Capital Opportunities Series - Initial Class (1) (7) MFS(R) VIT Emerging Growth Series - Initial Class (1) (7)
   MFS(R) VIT New Discovery Series - Initial Class (1)
   MFS(R) VIT Research Series - Initial Class (1)

Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"):
   Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I (1)

Oppenheimer Variable Account Funds ("Oppenheimer"):
   Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
   Oppenheimer Global Securities Fund/VA - Non-Service Shares (1)

PIMCO Variable Insurance Trust ("PIMCO VIT"):
PIMCO VIT CommodityRealReturn Strategy Portfolio -
   Administrative Class (1) (8)
   PIMCO VIT Real Return Portfolio - Administrative Class (1)
   PIMCO VIT Short-Term Portfolio - Administrative Class (1)
   PIMCO VIT Total Return Portfolio - Administrative Class (1)

Pioneer Variable Contracts Trust ("Pioneer")
   Pioneer Mid Cap Value VCT Portfolio - Class I (1) (9)

Putnam Variable Trust ("Putnam VT"):
   Putnam VT Diversified Income Fund - Class IB (1)
   Putnam VT Growth and Income Fund - Class IB (1) (10)
   Putnam VT International Growth and Income Fund - Class IB (1)

SunAmerica Series Trust ("SunAmerica"):
   SunAmerica - Aggressive Growth Portfolio - Class 1 (1)
   SunAmerica - SunAmerica Balanced Portfolio - Class 1 (1)

The Universal Institutional Funds, Inc. ("UIF"):
   UIF Core Plus Fixed Income Portfolio - Class I (1)
   UIF Emerging Markets Equity Portfolio - Class I (1)
   UIF Equity Growth Portfolio - Class I (11)
   UIF Global Value Equity Portfolio - Class I
   UIF High Yield Portfolio - Class I (11)

                                 USL VA-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

The Universal Institutional Funds, Inc. ("UIF") - continued:
   UIF International Magnum Portfolio - Class I
   UIF U.S. Mid Cap Value Portfolio - Class I
   UIF U.S. Real Estate Portfolio - Class I (1)
   UIF Value Portfolio - Class I

VALIC Company I:
   VALIC Company I - International Equities Fund (1)
   VALIC Company I - Mid Cap Index Fund (1)
   VALIC Company I - Money Market I Fund (1)
   VALIC Company I - Nasdaq-100(R) Index Fund (1)
   VALIC Company I - Science & Technology Fund (1)
   VALIC Company I - Small Cap Index Fund (1)
   VALIC Company I - Stock Index Fund (1)

Van Kampen Life Investment Trust ("Van Kampen LIT"):
   Van Kampen LIT Enterprise Portfolio - Class I
   Van Kampen LIT Government Portfolio - Class I (1)
   Van Kampen LIT Growth and Income Portfolio - Class I
   Van Kampen LIT Money Market Portfolio - Class I (1)
   Van Kampen LIT Strategic Growth Portfolio - Class I (12)

Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
   Vanguard(R) VIF High Yield Bond Portfolio (1)
   Vanguard(R) VIF REIT Index Portfolio (1)
--------
(1)Division had no activity.
(2)Effective May 1, 2006, AIM V.I. Premier Equity Fund - Series I is no longer offered as an investment option, and AIM V.I. Premier Equity Fund - Series I merged into AIM V.I. Core Equity Fund - Series I.
(3)Effective May 1, 2006, Dreyfus IP MidCap Stock Portfolio - Initial shares, Dreyfus VIF Developing Leaders Portfolio - Initial shares and Dreyfus VIF Quality Bond Portfolio - Initial shares are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.
(4)Effective May 1, 2006, Fidelity VIP Freedom 2020 Portfolio - Service Class 2, Fidelity VIP Freedom 2025 Portfolio - Service Class 2 and Fidelity VIP Freedom 2030 Portfolio - Service Class 2 became available as investment options.
(5)Effective May 1, 2006, Janus Aspen Series Worldwide Growth Portfolio - Service Shares is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.
(6)Effective May 1, 2006, JPMorgan Mid Cap Value Portfolio is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.
(7)Effective May 1, 2006, MFS VIT Capital Opportunities Series - Initial Class and MFS VIT Emerging Growth Series - Initial Class are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.
(8)Effective May 1, 2006, PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class became available as an investment option.
(9)Effective May 1, 2006, Pioneer Mid Cap Value VCT Portfolio - Class 1 became available as an investment option.
(10)Effective May 1, 2006, Putnam VT Growth and Income Fund - Class IB is no longer offered as an investment option for contracts with an issue date of May 1, 2006 or later.
(11)Effective May 1, 2006, UIF Equity Growth Portfolio - Class I and UIF High Yield Portfolio - Class I are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.
(12)Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.
(13)Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

                                 USL VA-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Changes in presentation - Certain items have been reclassified to conform to the current period's presentation.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. Payments between the Company and the Separate Account are disclosed in the Statement of Changes in Net Assets as mortality reserve transfers.

Annuity reserves are calculated according to either the Progressive Annuity Table, 1983(a) Individual Mortality Table, depending on the calendar year of annuitization. There are currently no contracts in the payout phase.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                 USL VA-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                                                           Mortality
                                                      and Expense Risk and
                                                     Administrative Charges
     Contracts                                        Current Annual Rate
     ---------                                       ----------------------
     GENERATIONS(R)                                           1.40%
     Platinum Investor(R) Immediate Variable Annuity          0.55%

Contract fee and sales charge - The Platinum Investor(R) Immediate Variable Annuity contract allows the Company to charge a one time contract fee of $100 to cover administrative cost of issuing the contract. The Company may charge a 4% sales charge to cover sales expenses, including commissions under the Platinum Investor(R) Immediate Variable Annuity contract. The contract fee and sales charge are deducted from the purchase payments.

Annual certificate fee - The Company will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS(R) contract. This fee is not imposed during the Annuity Period. The Company reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding. Annual fees are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

Transfer charges - The Company may charge a transfer fee of $25 for each transfer when more than 12 transfers between investment Divisions occur in a contract year. The transfer fees are paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of the expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statement of Changes in Net Assets under principal transactions.

                                 USL VA-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2006, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                         Cost of  Proceeds from
Divisions                                               Purchases     Sales
---------                                               --------- -------------
UIF Equity Growth Portfolio - Class I                    $ 2,111     $   451
UIF Global Value Equity Portfolio - Class I                6,853      12,211
UIF High Yield Portfolio - Class I                           540         101
UIF International Magnum Portfolio - Class I               4,065      21,442
UIF U.S. Mid Cap Value Portfolio - Class I                 9,478      21,055
UIF Value Portfolio - Class I                             10,297       1,208
Van Kampen LIT Enterprise Portfolio - Class I                  5          21
Van Kampen LIT Growth and Income Portfolio - Class I       2,740       1,428
Van Kampen LIT Strategic Growth Portfolio - Class I           --          44

                                 USL VA-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2006.

                                                            Net Asset  Value of  Cost of
                                                            Value Per Shares at  Shares
Divisions                                            Shares   Share   Fair Value  Held
---------                                            ------ --------- ---------- -------
UIF Equity Growth Portfolio - Class I                2,355   $16.48    $ 38,819  $38,140
UIF Global Value Equity Portfolio - Class I          7,381    16.98     125,322   98,966
UIF High Yield Portfolio - Class I                     512    13.56       6,943    7,377
UIF International Magnum Portfolio - Class I         2,594    14.26      36,989   30,394
UIF U.S. Mid Cap Value Portfolio - Class I           3,239    19.74      63,934   49,983
UIF Value Portfolio - Class I                        6,332    14.87      94,160   81,404
Van Kampen LIT Enterprise Portfolio - Class I           76    15.57       1,181    1,478
Van Kampen LIT Growth and Income Portfolio - Class I 1,771    22.00      38,957   30,511
Van Kampen LIT Strategic Growth Portfolio - Class I     91    28.81       2,619    3,692

                                 USL VA-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2006 and 2005.

                                                                  Accumulation
                                                     Accumulation    Units     Annuity Units Annuity Units Net Increase
Divisions                                            Units Issued   Redeemed      Issued       Redeemed     (Decrease)
---------                                            ------------ ------------ ------------- ------------- ------------
2006
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                           271             (3)        --            --             268
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                            --         (1,116)        --            --          (1,116)
UIF High Yield Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
UIF International Magnum Portfolio - Class I
   GENERATIONS                                            --         (2,842)        --            --          (2,842)
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                            --         (1,576)        --            --          (1,576)
UIF Value Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            --            (72)        --            --             (72)
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --

2005
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                            --         (2,670)        --            --          (2,670)
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                            40         (3,416)        --            --          (3,376)
UIF High Yield Portfolio - Class I
   GENERATIONS                                            --         (1,009)        --            --          (1,009)
UIF International Magnum Portfolio - Class I
   GENERATIONS                                            --         (1,230)        --            --          (1,230)
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                            --           (579)        --            --            (579)
UIF Value Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                            --             (1)        --            --              (1)
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            --             --         --            --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            42           (594)        --            --            (552)

                                 USL VA-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Divisions                                             Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                             ------ ------ ---------- ---------- --------- ----------
2006
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                         4,838 $ 8.02  $ 38,818     0.00%     1.40%      2.66%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                        12,595   9.95   125,322     1.66%     1.40%     19.53%
UIF High Yield Portfolio - Class I
   GENERATIONS                                         1,052   6.60     6,943     8.04%     1.40%      7.12%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                         4,731   7.82    36,988     0.12%     1.40%     23.40%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                         4,660  13.72    63,934     0.32%     1.40%     19.02%
UIF Value Portfolio - Class I
   GENERATIONS                                         9,971   9.44    94,160     1.70%     1.40%     15.27%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68  17.41     1,181     0.41%     1.40%      5.59%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,085  12.63    38,957     1.14%     1.40%     14.62%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   GENERATIONS                                           212  12.38     2,619     0.00%     1.40%      1.43%

2005
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                         4,570   7.82    35,715     0.40%     1.40%     14.11%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                        13,711   8.32   114,142     0.88%     1.40%      4.36%
UIF High Yield Portfolio - Class I
   GENERATIONS                                         1,053   6.16     6,489     5.09%     1.40%     -0.34%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                         7,573   6.34    47,980     1.09%     1.40%      9.53%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                         6,236  11.53    71,878     0.30%     1.40%     10.75%
UIF Value Portfolio - Class I
   GENERATIONS                                         9,971   8.19    81,687     1.30%     1.40%      3.11%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                           212  12.21     2,590     0.25%     1.40%      6.44%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68  16.49     1,123     0.70%     1.40%      6.65%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,157  11.02    34,783     0.98%     1.40%      8.46%

                                 USL VA-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, are as follows:

                                                                              Investment
                                                            Unit                Income    Expense    Total
Divisions                                            Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                            ------ ------ ---------- ---------- --------- ----------
2004
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                        7,240 $ 6.85  $ 49,591     0.13%     1.40%      6.27%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,087   7.98   136,296     0.73%     1.40%     11.96%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,062   6.18    12,751     6.04%     1.40%      7.96%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,803   5.78    50,922     2.74%     1.40%     15.76%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,815  10.41    70,929     0.02%     1.40%     13.00%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   7.94    79,220     0.96%     1.40%     16.20%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          213  11.47     2,440     0.00%     1.40%      5.55%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           68  15.46     1,057     0.37%     1.40%      2.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,709  10.16    37,675     0.95%     1.40%     12.79%

2003
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                       12,811   6.44    82,568     0.00%     1.40%     23.23%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,102   7.12   121,844     0.00%     1.40%     27.22%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,063   5.73    11,818     0.00%     1.40%     23.97%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,855   5.00    44,246     0.12%     1.40%     25.55%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,818   9.21    62,796     0.00%     1.40%     39.55%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   6.84    68,178     0.00%     1.40%     32.25%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          214  10.87     2,320     0.00%     1.40%     25.61%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           69  15.07     1,036     0.50%     1.40%     24.14%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,756   9.01    33,828     0.93%     1.40%     26.31%

                                 USL VA-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, are as follows:

                                                                           Investment
                                                            Unit    Net      Income    Expense    Total
Divisions                                            Units  Value  Assets  Ratio (a)  Ratio (b) Return (c)
---------                                            ------ ------ ------- ---------- --------- ----------
2002
UIF Equity Growth Portfolio - Class I
   GENERATIONS                                       14,031 $ 5.23 $73,403    0.13%     1.40%     -28.87%
UIF Global Value Equity Portfolio - Class I
   GENERATIONS                                       17,114   5.60  95,877    1.21%     1.40%     -18.02%
UIF High Yield Portfolio - Class I
   GENERATIONS                                        2,065   4.62   9,541    9.48%     1.40%      -8.56%
UIF International Magnum Portfolio - Class I
   GENERATIONS                                        8,856   3.98  35,220    1.02%     1.40%     -17.97%
UIF U.S. Mid Cap Value Portfolio - Class I
   GENERATIONS                                        6,821   6.60  45,022    0.00%     1.40%     -29.02%
UIF Value Portfolio - Class I
   GENERATIONS                                        9,971   5.17  51,564    0.97%     1.40%     -23.24%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                          214   8.65   1,855    0.54%     1.40%     -33.43%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                           69  12.14     838    0.49%     1.40%     -30.31%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                        3,783   7.13  26,984    1.24%     1.40%     -15.69%

--------
(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.
(b) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values.
*   Fund name changes
     2006
    - Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio Class I.

                                 USL VA-R - 16

                             Financial Statements

       The United States Life Insurance Company in the City of New York

                 Years ended December 31, 2006, 2005 and 2004

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm.................. F - 1

Audited Financial Statements

Balance Sheets........................................................... F - 2
Statements of Income..................................................... F - 4
Statements of Shareholder's Equity....................................... F - 5
Statements of Comprehensive Income....................................... F - 6
Statements of Cash Flows................................................. F - 7
Notes to Financial Statements............................................ F - 8

[LOGO]
PricewaterhouseCoopers LLP

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets as of December 31, 2006 and 2005 and the related statements of income, shareholder's equity, cash flows and of comprehensive income present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

April 27, 2007

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                               December 31
                                                          ---------------------
                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
 Assets
 Investments:
    Fixed maturity securities, available for sale, at
      fair value (amortized cost $3,233,562 in 2006 and
      $3,233,463 in 2005)................................ $3,325,898 $3,359,785
    Equity securities, available for sale, at fair value
      (cost - $26,645 in 2006 and $8,434 in 2005)........     27,264      9,419
    Mortgage loans on real estate........................    351,720    202,679
    Policy loans.........................................    200,890    198,010
    Other long-term investments..........................      6,890     11,893
    Securities lending collateral........................    604,206    386,807
    Short-term investments, at cost (approximates fair
      value).............................................     16,722     17,632
                                                          ---------- ----------
 Total investments.......................................  4,533,590  4,186,225

 Cash....................................................     13,544     15,453
 Note receivable - affiliate.............................    131,955    131,951
 Receivable from affiliates..............................      3,110      4,802
 Accrued investment income...............................     44,874     43,170
 Accounts and premiums receivable........................    115,657    133,162
 Reinsurance recoverable - paid losses...................     44,869     51,588
 Reinsurance recoverable - unpaid losses.................  1,156,132  1,077,251
 Deferred acquisition costs..............................    287,832    247,107
 Assets held in separate accounts........................      3,840      3,388
 Other assets............................................     27,710     26,758
                                                          ---------- ----------
 Total assets............................................ $6,363,113 $5,920,855
                                                          ========== ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                              December 31
                                                        ----------------------
                                                           2006        2005
                                                        ----------  ----------
                                                            (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits.................... $2,311,709  $2,217,130
   Future policy benefits for life and accident and
     health insurance contracts........................  1,479,122   1,493,384
   Reserve for unearned premiums.......................    156,096     180,901
   Policy and contract claims..........................    713,883     542,829
   Income taxes payable
       Current.........................................     15,654     (30,980)
       Deferred........................................    (28,605)     21,629
   Payable to affiliates...............................      6,133         495
   Reinsurance payable.................................    124,069     112,656
   Securities lending payable..........................    604,206     386,807
   Liabilities held in separate accounts...............      3,840       3,388
   Other liabilities...................................    116,336     119,803
                                                        ----------  ----------
Total liabilities......................................  5,502,443   5,048,042
                                                        ----------  ----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares
     authorized, issued, and outstanding...............      3,961       3,961
   Additional paid-in capital..........................    525,077     475,077
   Accumulated other comprehensive income..............     44,016      50,876
   Retained earnings...................................    287,616     342,899
                                                        ----------  ----------
Total shareholder's equity.............................    860,670     872,813
                                                        ----------  ----------
Total liabilities and shareholder's equity............. $6,363,113  $5,920,855
                                                        ==========  ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                                          Year ended December 31
                                                      ------------------------------
                                                        2006      2005       2004
                                                      --------  --------  ----------
                                                          (In Thousands)
Revenues:
   Premiums and other considerations (see note 13)... $307,449  $290,025  $  561,197
   Net investment income.............................  259,773   247,888     226,697
   Net realized investment (losses) gains............  (18,600)    3,258      (7,523)
   Other.............................................   17,578    13,594      11,674
                                                      --------  --------  ----------
Total revenues.......................................  566,200   554,765     792,045
                                                      --------  --------  ----------
Benefits and expenses:
   Death and other benefits (see note 13)............  344,784   224,365     855,314
   Interest credited.................................   90,832    95,276      91,470
   Operating costs and expenses......................  138,822   122,643     143,037
                                                      --------  --------  ----------
Total benefits and expenses..........................  574,438   442,284   1,089,821
                                                      --------  --------  ----------
(Loss) income before income taxes....................   (8,238)  112,481    (297,776)
Income taxes:
   Current...........................................   43,213    (4,469)    (90,601)
   Deferred..........................................  (46,168)   42,695     (17,413)
                                                      --------  --------  ----------
Total income taxes...................................   (2,955)   38,226    (108,014)
                                                      --------  --------  ----------
Net (loss) income before cumulative effect of
  accounting change..................................   (5,283)   74,255    (189,762)
Cumulative effect of accounting change, net of tax...       --        --        (130)
                                                      --------  --------  ----------
Net (loss) income.................................... $ (5,283) $ 74,255  $ (189,892)
                                                      ========  ========  ==========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                      Year ended December
                                                 -----------------------------
                                                   2006      2005       2004
                                                 --------  --------  ---------
                                                         (In Thousands)
Common stock:
   Balance at beginning and end of year......... $  3,961  $  3,961  $   3,961
                                                 --------  --------  ---------
Additional paid-in capital:
   Balance at beginning of year.................  475,077   345,077    225,077
   Capital contribution.........................   50,000   130,000    120,000
                                                 --------  --------  ---------
   Balance at end of year.......................  525,077   475,077    345,077
                                                 --------  --------  ---------
Accumulated other comprehensive income:
   Balance at beginning of year.................   50,876    91,193     79,276
   Other comprehensive (loss) income............   (6,860)  (40,317)    11,917
                                                 --------  --------  ---------
   Balance at end of year.......................   44,016    50,876     91,193
                                                 --------  --------  ---------
Retained earnings:
   Balance at beginning of year.................  342,899   268,644    458,536
   Net (loss) income............................   (5,283)   74,255   (189,892)
   Dividends paid...............................  (50,000)       --         --
                                                 --------  --------  ---------
   Balance at end of year.......................  287,616   342,899    268,644
                                                 --------  --------  ---------
Total shareholder's equity...................... $860,670  $872,813  $ 708,875
                                                 ========  ========  =========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                      Year ended December
                                                 -----------------------------
                                                   2006      2005       2004
                                                 --------  --------  ---------
                                                         (In Thousands)
Net (loss) income............................... $ (5,283) $ 74,255  $(189,892)
                                                 --------  --------  ---------
Other comprehensive (loss) income:
   Net unrealized gains (losses) on securities,
     after tax (pretax: 2006 - $7,026; 2005 -
     $(65,246); 2004 - $26,055..................   11,092   (43,908)    19,637
   Reclassification adjustment for amounts
     included in net income.....................  (17,952)    3,591     (7,720)
                                                 --------  --------  ---------
   Other comprehensive (loss) income............   (6,860)  (40,317)    11,917
                                                 --------  --------  ---------
Comprehensive (loss) income..................... $(12,143) $ 33,938  $(177,975)
                                                 ========  ========  =========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                               Year ended December
                                                                                       -----------------------------------
                                                                                          2006        2005         2004
                                                                                       ---------  -----------  -----------
                                                                                                  (In Thousands)
Operating activities
Net (loss) income..................................................................... $  (5,283) $    74,255  $  (189,892)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Change in accounts and premiums receivable.........................................    17,505       (1,930)      49,922
   Change in future policy benefits and other policy claims...........................  (156,611)    (179,520)     122,983
   Interest credited on policyholder contracts........................................    90,832       95,276       91,470
   Increase in workers' compensation claim reserve, net...............................    98,731       62,704      179,031
   Amortization of policy acquisition costs...........................................    43,333       65,324       64,605
   Policy acquisition costs deferred..................................................   (59,145)     (66,104)     (40,573)
   Provision for deferred income tax expense..........................................   (46,168)      42,695      (17,413)
   Depreciation and Amortization......................................................    (6,616)     (14,594)      (5,747)
   Change in indebtedness to/from affiliates..........................................     7,330      (23,142)         312
   Change in reinsurance balances.....................................................   (60,749)     (28,150)    (120,709)
   Net (gain) loss on sale of investments.............................................    18,600       (3,258)       7,523
   Other, net.........................................................................   112,584       25,850      (61,644)
                                                                                       ---------  -----------  -----------
Net cash provided by (used in) operating activities...................................    54,343       49,406       79,868
                                                                                       ---------  -----------  -----------
Investing activities
Purchases of : Fixed maturity and equity securities...................................  (604,549)  (1,599,669)  (1,201,556)
       Mortgages......................................................................  (160,480)     (69,881)     (26,573)
       Other investments..............................................................  (478,302)  (1,310,785)  (1,098,534)
Sales of : Fixed maturity and equity securities.......................................   466,384      966,679      861,242
       Mortgages......................................................................    11,418       20,761       15,209
       Other investments..............................................................   458,207    1,313,706    1,069,506
Redemptions and maturities of fixed maturity and equity securities....................   129,534      259,777      175,503
Sales and purchases of property and equipment, net....................................        --          840           --
Change in securities lending collateral...............................................  (217,399)    (186,163)      (8,285)
                                                                                       ---------  -----------  -----------
Net cash (used in) provided by investing activities...................................  (395,187)    (604,735)    (213,488)
                                                                                       ---------  -----------  -----------
Financing activities
Policyholders' contract deposits......................................................   211,011      217,715      195,738
Policyholders' contract withdrawals...................................................   (89,475)     (90,907)     (86,977)
Change in securities lending payable..................................................   217,399      186,163        8,285
Dividends paid........................................................................   (50,000)          --           --
Capital contributions from parent.....................................................    50,000      250,000           --
                                                                                       ---------  -----------  -----------
Net cash provided by (used in) financing activities...................................   338,935      562,971      117,046
                                                                                       ---------  -----------  -----------
(Decrease) increase in cash...........................................................    (1,909)       7,642      (16,574)
Cash at beginning of year.............................................................    15,453        7,811       24,385
                                                                                       ---------  -----------  -----------
Cash at end of year................................................................... $  13,544  $    15,453  $     7,811
                                                                                       =========  ===========  ===========

                See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 14).

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

The Company performed a migration of certain blocks of reserves from various legacy valuation systems to a new valuation system as of December 31, 2006, representing approximately $139.5 million of reserves. The new system has the capability to refine estimates to a greater degree than previously possible using the older systems. The conversion resulted in a decrease in GAAP reserves and a net increase to 2006 pre-tax earnings of $0.6 million.

       The United States Life Insurance Company in the City of New York

2.1 Preparation of Financial Statements (continued)

The Company recorded a net benefit of $11.3 million pre-tax, and $7.3 million post-tax, for the year ended December 31, 2005 to reflect the cumulative effect of the correction of certain prior period errors. This correction primarily related to the impact on premiums (of $5.9 million pre-tax) and deferred acquisition costs (of $4.3 million pre-tax) for overpayments of reinsurance premiums during the years ended December 31, 2002 to 2004.

These overpayments were identified during 2005, and the Company has fully recovered them from the reinsurers during 2006. Other adjustments included corrections to deferred acquisition costs and certain investment related balances. These errors resulted in an (understatement)/overstatement of pre-tax income for the years ended December 31, 2004 and 2003 of $(2.8) million and $275 thousand, respectively. There was no significant impact to shareholder's equity due to these matters in any prior period.

The Company has reclassified certain amounts in its 2005 and 2004 financial statements to conform to the 2006 presentation. None of these reclassifications had an effect on earnings, shareholder's equity or cash flows.

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2006 and 2005. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments include commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends. The Company did not require an allowance for 2006 or 2005.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Other Long-Term Investments

Other long-term investments consist of limited partnership investments. Included in partnerships are equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income. In instances where the Company may hold less than a five percent interest, however, the total consolidated AIG ownership equals or exceeds the five percent threshold, the equity method of accounting is utilized.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. The fair values of securities subject to the security lending agreement were $590 million and $378 million as of December 31, 2006 and 2005, respectively. Such loaned securities are included in fixed maturity securities available for sale in the balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statements of income and comprehensive income. At December 31, 2006 and 2005, securities lending collateral included $14.6 million and $21.1 million, respectively, of affiliate investments.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Dollar Roll Agreements (continued)

recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities.

At December 31, 2006 and 2005, the Company had no dollar roll agreements outstanding.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains (Losses) (continued)

In general, a security is considered a candidate for impairment if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer);

    . The occurrence of a discrete credit event resulting in the debtor defaulting or seeking bankruptcy or insolvency protection or voluntary reorganization:

    . The probability of non-realization of a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions.

       The United States Life Insurance Company in the City of New York

2.5 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

On a majority of the credit business, the DAC is a percentage of the unearned premium reserve. The primary acquisition cost is commissions. For group contracts, the DAC is amortized in relation to the expected revenue over the average life of the block.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

       The United States Life Insurance Company in the City of New York

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.00% to 11.25% at December 31, 2006. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance and deferred revenue charges.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability ("LTD") claims are based on the 1987 Commissioner's Group Disability Table, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.29%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense ("LAE") reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company are estimated by using a loss development analysis, based on the Bornhuetter-Ferguson on Incurred Loss method, although several other methods were reviewed. Future expected claim payments are discounted at 3% interest.

2.8 Reinsurance

The Company generally limits its exposure to loss for individual business on any single insured to $3.5 million on term policies and $5.0 million on universal life policies by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $7.0 million on term policies and $10.0 million on universal life policies. These limits were increased from lower amounts on June 1, 2005.

       The United States Life Insurance Company in the City of New York

2.8 Reinsurance (continued)

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group LTD, the Company reinsures on both a quota share and excess of loss basis depending on the size of the case.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.7 million, $3.3 million and $3.6 million in 2006, 2005 and 2004, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2006 or 2005.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, foreign currencies and equity markets on cash flows, investment income, policyholder liabilities and equity.

       The United States Life Insurance Company in the City of New York

2.11 Derivatives (continued)

The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company carries all derivatives in the balance sheet at fair values. The Company believes that such hedging activities have been and remain economically effective, but in 2005 the Company determined that its swaps do not currently qualify for hedge accounting. As a result, changes in the fair value of derivatives are reported in realized investment gains and losses effective January 1, 2005.

2.12 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the separate account assets. Investment income, realized investment gains, and deposits and withdrawals related to separate accounts are excluded from the Company's financial statements. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statements of income.

2.13 Recently Issued Accounting Standards

FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On April 13, 2006, the Financial Accounting Standards Board ("FASB") issued FSP FIN 46(R)-6, "Determining the Variability to be Considered in Applying FASB Interpretation No. 46(R)" ("FIN 46(R)-6" or "FSP"). The FSP affects the identification of which entities are variable interest entities (VIEs) through a "by design" approach in identifying and measuring the variable interests of the VIE and its primary beneficiary. The requirements became effective beginning in the third quarter of 2006 and are to be applied to all new VIEs with which the Company becomes involved. The new requirements need not be applied to entities that have previously been analyzed under FIN 46(R) unless a reconsideration event occurs. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

The following VIE activities are not consolidated by the Company under FIN46(R):

    i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46(R).

    ii.The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46(R).

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position (SOP) 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for guaranteed minimum death benefits related to its variable annuity and variable life contracts and secondary guarantees on interest sensitive life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $130 thousand, net of tax, to reflect the guaranteed minimum death benefit liability as of January 1, 2004.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," which superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees" and amended FAS 95, "Statement of Cash Flows." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistently with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. AIG adopted the provisions of the revised FAS 123R and its related interpretative guidance on January 1, 2006. The impact of adopting FAS 123R was not material to the consolidated financial position or results of operations of AIG or the Company.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue was effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue was effective beginning January 1, 2006. The effect of the adoption of this EITF Issue was not material to the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.13 Recently Issued Accounting Standards (continued)

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" ("FAS 155"), an amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable.

       The United States Life Insurance Company in the City of New York

2.14 Future Applications of Accounting Standards

On September 19, 2005, the AICPA issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. Upon adoption, the Company expects to record a decrease to opening retained earnings of $31.7 million, after-tax. This cumulative effect of a change in accounting principle will reduce unamortized DAC because the application of SOP 05-1 results in a shorter expected amortization period for deferred items related to certain group life and health insurance contracts.

On July 13, 2006, the FASB issued FASB Interpretation 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to be material to its financial condition.

In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

On July 13, 2006, the FASB issued FASB Staff Position ("FSP") No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor. The FSP is effective for fiscal years beginning after December 15, 2006. The Company will not be affected by implementing this guidance.

       The United States Life Insurance Company in the City of New York

2.14 Future Applications of Accounting Standards (continued)

In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which directly depends on the nature and extent of eligible items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (In Thousands)
Investment income:
   Fixed maturities................................. $216,012 $209,928 $196,757
   Equity securities................................    1,028      515      600
   Mortgage loans on real estate....................   16,426   14,712   10,718
   Policy loans.....................................   13,049   12,997   12,867
   Other long-term investments......................    6,505    5,153    5,732
   Short-term investments...........................    1,430    2,110      792
   Investment income from affiliates................    7,417    4,677    2,138
                                                     -------- -------- --------
Gross investment income.............................  261,867  250,092  229,604
Investment expenses.................................    2,094    2,204    2,907
                                                     -------- -------- --------
Net investment income............................... $259,773 $247,888 $226,697
                                                     ======== ======== ========

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses

The net realized (losses) gains by type of investment are summarized below:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
Realized (losses) gains on investments:
Fixed maturities:
   Gross gains................................... $  4,879  $ 19,768  $ 11,176
   Gross losses..................................  (24,427)  (17,835)  (16,808)
                                                  --------  --------  --------
Total fixed maturities...........................  (19,548)    1,933    (5,632)
Other investments................................      948     1,325    (1,891)
                                                  --------  --------  --------
Net realized investment (losses) gains........... $(18,600) $  3,258  $ (7,523)
                                                  ========  ========  ========

During 2006, 2005 and 2004, the Company's realized losses included write-downs of $14.5 million, $7.1 million and $6.6 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2004, the Company's realized losses included a write-down of $1.7 million related to other than temporary declines in other long term investments. There were no write-downs related to other than temporary declines in other long term investments in 2006 or 2005.

The following table summarizes the gross unrealized losses and cost on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2006 and 2005, respectively:

                                      12 Months or Less   Greater than 12 Months         Total
                                    --------------------- ---------------------  ---------------------
                                               Unrealized             Unrealized            Unrealized
(In Thousands)                      Fair Value   Losses   Fair Value    Losses   Fair Value   Losses
--------------                      ---------- ---------- ----------  ---------- ---------- ----------
December 31, 2006
   Fixed Maturities................  $363,015    $5,480    $950,124    $33,335   $1,313,139  $38,815
   Equity Securities...............     4,928        --          --         --        4,928       --
   Other Long Term Investments.....        --        --       4,583        643        4,583      643
                                     --------    ------    --------    -------   ----------  -------
   Total...........................  $367,943    $5,480    $954,707    $33,978   $1,322,650  $39,458
                                     ========    ======    ========    =======   ==========  =======

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses (continued)

                                                    Greater than 12
                               12 Months or Less         Months               Total
                             --------------------- ------------------ ---------------------
                                        Unrealized  Fair   Unrealized            Unrealized
(In Thousands)               Fair Value   Losses    Value    Losses   Fair Value   Losses
--------------               ---------- ---------- ------- ---------- ---------- ----------
December 31, 2005
   Fixed Maturities......... $1,147,603  $30,473   $92,857   $5,129   $1,240,460  $35,602
   Equity Securities........        663       86       800      200        1,463      286
                             ----------  -------   -------   ------   ----------  -------
   Total.................... $1,148,266  $30,559   $93,657   $5,329   $1,241,923  $35,888
                             ==========  =======   =======   ======   ==========  =======

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than- temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2006, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2006 and 2005 were as follows:

                                                      Gross      Gross
                                         Amortized  Unrealized Unrealized
                                           Cost        Gain       Loss    Fair Value
                                         ---------- ---------- ---------- ----------
                                                       (In Thousands)
December 31, 2006
Fixed maturity securities:
   Corporate securities:
       Investment-grade................. $2,059,663  $ 97,481   $(24,509) $2,132,635
       Below investment-grade...........    287,912    16,949       (703)    304,158
   Mortgage-backed securities*..........    815,197    10,412    (13,217)    812,392
   U.S. government obligations..........     24,297     2,341        (64)     26,574
   Foreign governments..................     25,378     3,148        (12)     28,514
   State and political subdivisions.....     21,115       820       (310)     21,625
                                         ----------  --------   --------  ----------
Total fixed maturity securities......... $3,233,562  $131,151   $(38,815) $3,325,898
                                         ----------  --------   --------  ----------
Equity securities....................... $   26,645  $    619   $     --  $   27,264
                                         ==========  ========   ========  ==========

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

                                                    Gross      Gross
                                       Amortized  Unrealized Unrealized   Fair
                                         Cost        Gain       Loss      Value
                                       ---------- ---------- ---------- ----------
                                                     (In Thousands)
December 31, 2005
Fixed maturity securities:
   Corporate securities:..............
       Investment-grade............... $2,064,334  $129,257   $(15,372) $2,178,219
       Below investment-grade.........    270,809    11,469     (5,361)    276,917
   Mortgage-backed securities*........    814,154    12,599    (14,507)    812,246
   U.S. government obligations........     27,153     3,188       (141)     30,200
   Foreign governments................     30,741     3,809         (8)     34,542
   State and political subdivisions...     26,272     1,602       (213)     27,661
                                       ==========  ========   ========  ==========
Total fixed maturity securities....... $3,233,463  $161,924   $(35,602) $3,359,785
                                       ==========  ========   ========  ==========
Equity securities..................... $    8,434  $  1,271   $   (286) $    9,419
                                       ==========  ========   ========  ==========

* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2006 and 2005.

The contractual maturities of fixed maturity securities at December 31, 2006 were as follows:

                                                                         2006
                                                                 ---------------------
                                                                 Amortized    Market
                                                                   Cost       Value
                                                                 ---------- ----------
                                                                    (In Thousands)
Fixed maturity securities, excluding mortgage-backed securities:
   Due in one year or less...................................... $   18,047 $   18,120
   Due after one year through five years........................    330,111    348,048
   Due after five years through ten years.......................  1,039,784  1,059,763
   Due after ten years..........................................  1,030,423  1,087,575
Mortgage-backed securities......................................    815,197    812,392
                                                                 ---------- ----------
Total fixed maturity securities................................. $3,233,562 $3,325,898
                                                                 ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $ .5 billion, $1.17 billion and $1.03 billion during 2006, 2005 and 2004, respectively.

       The United States Life Insurance Company in the City of New York

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities and other invested assets included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
 Gross unrealized gains.......................... $131,632  $163,051  $235,110
 Gross unrealized losses.........................  (38,815)  (35,888)  (17,783)
 DAC and other fair value adjustments............  (25,082)  (48,502)  (77,013)
 Deferred federal income taxes...................  (23,719)  (27,785)  (49,121)
                                                  --------  --------  --------
 Net unrealized gains on securities.............. $ 44,016  $ 50,876  $ 91,193
                                                  ========  ========  ========

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2006, other than the Senior Notes from American General Corporation of $122 million as reported in Note 7.

4. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                    2006      2005      2004
                                                  --------  --------  --------
                                                         (In Thousands)
 Balance at January 1............................ $247,107  $209,942  $230,110
 Capitalization..................................   59,145    66,104    40,573
 Amortization....................................  (43,333)  (54,594)  (53,005)
 Effect of unrealized gains and losses on
   securities....................................   24,913    25,655    (7,736)
                                                  --------  --------  --------
 Balance at December 31.......................... $287,832  $247,107  $209,942
                                                  ========  ========  ========

       The United States Life Insurance Company in the City of New York

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2006 and 2005 follows:

                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
Policyholders' contract deposits:
Annuities................................................ $  367,788 $  370,947
Universal life...........................................  1,716,733  1,641,173
Other investment contracts...............................    227,188    205,010
                                                          ---------- ----------
                                                          $2,311,709 $2,217,130
                                                          ========== ==========

                                                             2006       2005
                                                          ---------- ----------
                                                             (In Thousands)
Future policy benefits:
Ordinary life............................................ $  563,241 $  533,047
Group life...............................................     99,490     88,463
Payout annuities.........................................    159,276    169,539
Accident and health......................................    657,115    702,335
                                                          ---------- ----------
                                                          $1,479,122 $1,493,384
                                                          ========== ==========

(a)The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 5.0%. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 6 years.

   (ii)Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2006 was 4.01%.

  (iii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 2.00% to 5.25% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 16.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b)The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 3.50% to 11.25%.

       The United States Life Insurance Company in the City of New York

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 3.9%.

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                                                December 31
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                              (In Thousands)
Current tax liability (receivable)......................... $ 15,654  $(30,980)
Deferred tax (receivable) liability........................  (28,605)   21,629
                                                            --------  --------
Income taxes (receivable).................................. $(12,951) $ (9,351)
                                                            ========  ========

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                              2006      2005
                                                           ---------  --------
                                                              (In Thousands)
Deferred tax assets applicable to:
Policy reserves........................................... $(116,723) $(42,326)
Other.....................................................        --      (776)
                                                           ---------  --------
Total deferred tax assets before valuation allowance......  (116,723)  (43,102)
                                                           ---------  --------
Deferred tax liabilities applicable to:
Deferred acquisition costs................................    62,474    14,725
Basis differential of investments.........................    (2,821)   16,239
Net unrealized gains on debt and equity securities
  available for sale......................................    23,767    27,836
Other.....................................................     4,698     5,931
                                                           ---------  --------
Total deferred tax liabilities............................    88,118    64,731
                                                           ---------  --------
Net deferred tax (assets) liabilities..................... $ (28,605) $ 21,629
                                                           =========  ========

       The United States Life Insurance Company in the City of New York

6.1 Tax Liabilities (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2005, the Company had approximately $47.6 million of policyholders' surplus on which no deferred tax liability had been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2006, the Company distributed cash dividends of $50 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                    2006      2005      2004
                                                  --------  -------  ---------
                                                         (In Thousands)
Current tax expense (benefit).................... $ 43,213  $(4,469) $ (90,601)
Deferred tax (benefit) expense...................  (46,168)  42,695    (17,413)
                                                  --------  -------  ---------
Income tax (benefit) expense..................... $ (2,955) $38,226  $(108,014)
                                                  ========  =======  =========

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                     2006     2005      2004
                                                   -------  -------  ---------
                                                          (In Thousands)
Income tax at 35% of GAAP pretax (loss) income.... $(2,883) $39,369  $(104,222)
Adjustments related to IRS settlement.............     (12)    (872)        --
Dividends received deduction......................     (67)     (52)        (6)
Tax-exempt investment income......................    (110)    (114)       (72)
Prior year true-ups...............................     101     (111)    (3,714)
Other.............................................      16        6         --
                                                   -------  -------  ---------
Income tax (benefit) expense...................... $(2,955) $38,226  $(108,014)
                                                   =======  =======  =========

       The United States Life Insurance Company in the City of New York

6.3 Tax Paid

Income taxes (refunded) paid amounted to approximately $(3.4) million, $(84.6) million and $17.5 million in 2006, 2005 and 2004, respectively.

6.4 Tax Sharing Agreement

The Company joins in the filing of a consolidated federal income tax return with AGC Life and its life insurance subsidiaries. The Company has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the Company for the tax benefits, if any, from net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group within ninety days after the filing of the consolidated federal income tax return for the year in which the losses and credits are used.

7. Transactions With Affiliates

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015 issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AGC, at a cost of $5,000,000.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AGC, at a cost of $117,000,000.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2006 was approximately $14 thousand.

The Company is party to various cost sharing agreements with its affiliates. During 2006, 2005 and 2004, the Company was charged $123.1 million, $124.9 million and $130.9 million, respectively, for expenses incurred by affiliates on its behalf. The Company did not receive any reimbursements for services that it provided on behalf of its affiliates in these respective years.

       The United States Life Insurance Company in the City of New York

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products. The Company expects that the American Home guarantee will be terminated in 2007.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.3.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                              2006     2005     2004
                                                            -------- -------- --------
                                                                  (In Thousands)
Balance as of January 1, net of reinsurance recoverable.... $391,086 $343,541 $ 25,975
Add: Incurred losses (1)...................................  194,587   88,518  341,335
Deduct: Paid losses related to:
Current year...............................................   11,607   14,082    6,652
Prior years................................................   30,220   26,891   17,117
                                                            -------- -------- --------
Total paid losses..........................................   41,827   40,973   23,769
                                                            -------- -------- --------
Balance as of December 31, net of reinsurance recoverable..  543,846  391,086  343,541
Reinsurance recoverable....................................   58,741   44,789   30,584
                                                            -------- -------- --------
Balance as of December 31, gross of reinsurance recoverable $602,587 $435,875 $374,125
                                                            ======== ======== ========

(1)Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

       The United States Life Insurance Company in the City of New York

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.30% per year. As of December 31, 2006 and 2005, the liabilities associated with this plan were $18.0 million and $17.2 million, respectively.

10. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

       The United States Life Insurance Company in the City of New York

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                  2006            2005
                                             --------------- ---------------
                                             Fair   Carrying Fair   Carrying
                                             Value   Amount  Value   Amount
                                             ------ -------- ------ --------
                                              (In Millions)   (In Millions)
   Assets:
      Fixed maturity and equity securities.. $3,353  $3,353  $3,369  $3,369
      Mortgage loans on real estate.........    356     352     211     203
      Policy loans..........................    237     201     222     198
      Other long term investments...........      7       7      12      12
      Securities lending collateral.........    590     604     378     387
      Short term investments................     17      17      18      18
      Notes receivable - affiliates.........    132     132     132     132
      Assets held in separate accounts......      4       4       3       3
   Liabilities:
      Investment contracts..................    468     451     488     486
      Securities lending payable............    590     604     378     387
      Liabilities held in separate accounts.      4       4       3       3

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair values for fixed maturity securities were based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

       The United States Life Insurance Company in the City of New York

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Other Long Term Investments

Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by its general partners.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

Notes Receivable - Affiliates

Fair value of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair value was estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Assets and Liabilities Held in Separate Accounts

The fair value of separate account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Securities Lending Collateral/Securities Lending Payable

The carrying value reported in the balance sheet approximates fair value.

       The United States Life Insurance Company in the City of New York

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2006, 2005 or 2004.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                    2006     2005       2004
                                                  -------- --------  ---------
                                                         (In Thousands)
 Statutory net income for the year............... $ 47,226 $(59,159) $(219,546)
 Statutory surplus at year-end................... $386,101 $333,353  $ 269,996

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

The Company cannot pay a dividend in 2007 without prior approval. Dividends are paid as determined by the Board of Directors and are non-cumulative. The Company paid a $50 million dividend in 2006 with the approval of the New York State Insurance Department. The Company did not pay any dividends in 2005 or 2004.

       The United States Life Insurance Company in the City of New York

As of December 31, 2006 and 2005, the Company held fixed maturity securities with a carrying value of $402 million and $398 million, respectively, to satisfy the requirements of various state insurance departments.

In 2005, the Company recorded approximately $370 million with respect to the Superior National reinsurance agreement contract in 2004. As a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement contract. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, before allocated investment income.

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                     Year ended December 31  Rent Expense
                     ---------------------- --------------
                                            (In Thousands)
                           2007............    $ 3,071
                           2008............      2,713
                           2009............      3,055
                           2010............      3,055
                           2011............      3,055
                           Thereafter......      5,906
                                               -------
                             Total.........    $20,855
                                               =======

Net rent expense incurred in 2006, 2005 and 2004 was $1.1 million, $1.3 million and $1.9 million, respectively.

       The United States Life Insurance Company in the City of New York

13. Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2006, the Company had $5.5 million of unfunded commitments.

At December 31, 2006, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, " the Superior National treaty"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In early 2000, American General Corporation ("AGC"), the Company's then ultimate parent, committed to make contributions to the capital of the Company equal to the after-tax value of the Company's net losses associated with the Superior National treaty.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, an arbitration panel issued its ruling in connection with the Superior National treaty. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by the Company. Instead, the panel reformed the contract to reduce the Company's participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for the Company to present its challenges to certain cessions to the contract.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

The second phase of the arbitration has now been completed, and the arbitration panel has resolved the issues presented in phase two in favor of cedents. The Company has filed a petition to vacate the arbitration awards from both phases of the arbitration in California federal court. The cedents filed their own separate petition to confirm the results of phase two. Both petitions are pending in the same court before the same judge.

In addition, the Company is pursuing certain reinsurance recoverables in connection with the contract.

       The United States Life Insurance Company in the City of New York

As a result of the phase one ruling, the net affect on 2004 pre-tax earnings was a $370 million charge. This amount includes a charge for the Converium settlement. The Company, with the approval of the New York State Insurance Department, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Insurance Department to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. The total of the contribution, $250 million, is the approximate after-tax charge of the $370 million discussed above.

As a result of the Phase two ruling, and other related matters, the net affect on 2006 pre-tax earnings is a $112 million charge. With this charge, the Company believes it has fully recorded the liability resulting from the phase one and two arbitration rulings. On November 29, 2006, at the request of the New York State Insurance Department, the Company received a capital contribution of $50 million from AGC, related to this reinsurance treaty. Additional capital contributions, in accordance with an agreement with AGC, will be made, if necessary, upon resolution of the remaining open matters discussed above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Insurance Department ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to

       The United States Life Insurance Company in the City of New York continue to provide its variable annuities and variable universal life products. It is expected that a permanent exemptive order will be granted, although there is no assurance that the SEC will issue the order. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

14. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company will retain and service all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and will continue to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

       The United States Life Insurance Company in the City of New York

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2006 and 2005, these assets and the related reserves totaled approximately $51.8 million and $30.1 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2006 and 2005 was a pre-tax expense of approximately $2.7 million and $1.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2006, 2005 and 2004 is presented below:

                                                                               Percentage
                                                                               of Amount
                                                                                Assumed
December 31, 2006                 Gross         Ceded      Assumed     Net       to Net
-----------------              ------------ -------------  ------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $136,386,728 $(104,805,943) $3,724  $31,584,509     0.0%
                               ============ =============  ======  ===========
Premiums:
   Life....................... $    447,909 $    (202,204) $  (14) $   245,691     0.0%
   Accident and Health........      418,241      (366,823)     (1)      51,417     0.0%
   Annuity....................       10,402           453    (514)      10,341    -5.0%
                               ------------ -------------  ------  -----------
   Total Premiums............. $    876,552 $    (568,574) $ (529) $   307,449    -0.2%
                               ============ =============  ======  ===========

                                                                               Percentage
                                                                               of Amount
                                                                                Assumed
December 31, 2005                 Gross         Ceded      Assumed     Net       to Net
-----------------              ------------ -------------  ------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $134,526,098 $(102,888,652) $9,452  $31,646,898     0.0%
                               ============ =============  ======  ===========
Premiums:
   Life....................... $    442,404 $    (211,298) $  (13) $   231,093     0.0%
   Accident and Health........      457,644      (404,239)    (49)      53,356    -0.1%
   Annuity....................        5,586           (10)     --        5,576     0.0%
                               ------------ -------------  ------  -----------
   Total Premiums............. $    905,634 $    (615,547) $  (62) $   290,025     0.0%
                               ============ =============  ======  ===========

       The United States Life Insurance Company in the City of New York

                                                                                Percentage
                                                                                of Amount
                                                                                 Assumed
December 31, 2004                 Gross         Ceded      Assumed      Net       to Net
-----------------              ------------ -------------  -------- ----------- ----------
(In Thousands)
Life Insurance in Force....... $140,259,593 $(106,911,901) $ 20,706 $33,368,398     0.1%
                               ============ =============  ======== ===========
Premiums:
   Life....................... $    434,350 $    (218,115) $    114 $   216,349     0.1%
   Accident and Health........      448,524      (541,016)  420,365     327,873   128.2%
   Annuity....................       17,016           (41)       --      16,975     0.0%
                               ------------ -------------  -------- -----------
   Total Premiums............. $    899,890 $    (759,172) $420,479 $   561,197    74.9%
                               ============ =============  ======== ===========

For the years ended December 31, 2006, 2005 and 2004, reinsurance recoveries reduced death and other benefits by $421 million, $456 million and $489 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (In Thousands)
Premium ceded....................................... $503,807 $549,114 $532,166
Benefits ceded......................................  377,137  391,404  399,313
Commissions and expenses charged....................  165,487  169,734  172,619
Reinsurance recoverable - paid losses...............       64    1,017      892
Reinsurance recoverable - unpaid losses.............  824,516  768,507  743,671
Reinsurance payables................................   96,827  106,771   94,184

                        American Home Assurance Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                        American Home Assurance Company

                     Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                               Table of Contents

Report of Independent Auditors............................................. 2

Statements of Admitted Assets.............................................. 3

Statements of Liabilities, Capital and Surplus............................. 4

Statements of Income and Changes in Capital and Surplus.................... 5

Statements of Cash Flow.................................................... 6

Notes to Statutory Basis Financial Statements.............................. 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 26, 2007

                        American Home Assurance Company

                         Statements of Admitted Assets

                                Statutory Basis
                       As of December 31, 2006 and 2005
                                (000's Omitted)

 As of December 31,                                        2006        2005
 ------------------                                     ----------- -----------
 Cash and Invested Assets:

    Bonds, at amortized cost (NAIC market
      value: 2006 - $15,146,927; 2005 -
      $9,798,011)                                       $14,844,987 $ 9,663,980

    Stocks:

        Common stocks, at NAIC market value
          (Cost: 2006 - $1,602,207; 2005 -
          $1,575,109)                                     3,304,355   3,190,583
        Preferred stocks, primarily at NAIC
          market value (Cost: 2006 - $577,109;
          2005 - $539,993)                                  587,471     542,438
    Other invested assets, primarily at equity
      (Cost: 2006 - $1,171,367; 2005 -
      $2,109,071)                                         1,509,651   2,261,269
    Securities lending collateral                           203,323     295,591
    Short-term investments, at amortized cost
      (approximates NAIC market value)                      129,196      95,534
    Cash                                                    164,596      22,494
    Receivable for securities                                    --     164,069
                                                        ----------- -----------
           Total Cash and Invested Assets                20,743,579  16,235,958
                                                        ----------- -----------
 Investment income due and accrued                          203,764     234,067
 Agents' balances or uncollected premiums:
    Premiums in course of collection                        955,240     925,573
    Premiums and installments booked but
      deferred and not yet due                              371,971     355,388
    Accrued retrospective premiums                        1,606,389   1,267,421
 Amounts billed and receivable from high
   deductible policies                                       76,370     104,345
 Reinsurance recoverable on loss payments                   488,243     399,204
 Funds held by or deposited with reinsurers                  13,951      23,948
 Deposit accounting assets                                  809,537   1,336,343
 Deposit accounting assets - funds held                      94,279     432,987
 Federal and foreign income taxes recoverable
   from parent                                               63,569     794,462
 Net deferred tax assets                                    421,900     308,507
 Equities in underwriting pools and associations            858,614     577,679
 Electronic data processing equipment, less
   accumulated depreciation                                      --      93,882
 Receivable from parent, subsidiaries and
   affiliates                                             1,484,555   3,189,824
 Other admitted assets                                      179,243     178,400
                                                        ----------- -----------
           Total Admitted Assets                        $28,371,204 $26,457,988
                                                        =========== ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                Statements of Liabilities, Capital and Surplus

                                Statutory Basis
                       As of December 31, 2006 and 2005
                   (000's Omitted Except Share Information)

As of December 31,                                        2006         2005
------------------                                    -----------  -----------
                    Liabilities

Reserves for losses and loss adjustment expenses      $12,754,581  $11,620,078
Unearned premium reserves                               4,518,443    4,334,485
Commissions, premium taxes, and other expenses
  payable                                                 183,640      118,273
Reinsurance payable on paid loss and loss adjustment
  expenses                                                308,091      247,937
Funds held by company under reinsurance treaties          228,878      255,848
Provision for reinsurance                                 128,824      210,152
Ceded reinsurance premiums payable, net of ceding
  commissions                                             427,505      431,565
Retroactive reinsurance reserves - assumed                 23,242       32,893
Retroactive reinsurance reserves - ceded                  (61,283)     (65,044)
Deposit accounting liabilities                            172,296      486,910
Deposit accounting liabilities - funds held               703,508    1,006,426
Securities lending payable                                203,323      295,591
Collateral deposit liability                              613,043      505,755
Payable to parent, subsidiaries and affiliates          1,547,586    1,583,699
Payable for securities                                    110,581           --
Other liabilities                                         297,093      343,769
                                                      -----------  -----------
   Total Liabilities                                   22,159,351   21,408,337
                                                      -----------  -----------
                Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and
  outstanding                                              25,426       25,426
Capital in excess of par value                          2,779,526    2,779,526
Unassigned surplus                                      3,357,054    2,176,592
Special surplus funds from retroactive reinsurance         49,847       68,107
                                                      -----------  -----------
   Total Capital and Surplus                            6,211,853    5,049,651
                                                      -----------  -----------
   Total Liabilities, Capital, and Surplus            $28,371,204  $26,457,988
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

            Statements of Income and Changes in Capital and Surplus

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

For the Years Ended December 31,                          2006         2005
--------------------------------                       ----------  -----------
              Statements of Income

Underwriting Income:
   Premiums earned                                     $7,700,011  $ 7,045,820
                                                       ----------  -----------
Underwriting Deductions:
   Losses incurred                                      4,606,481    5,406,410
   Loss adjustment expenses incurred                      803,517    1,098,644
   Other underwriting expenses incurred                 1,825,815    1,584,477
                                                       ----------  -----------
Total Underwriting Deductions                           7,235,813    8,089,531
                                                       ----------  -----------
Net Underwriting Income (Loss)                            464,198   (1,043,711)
                                                       ----------  -----------
Investment Income:
   Net investment income earned                           702,426      630,678
   Net realized capital gains (net of capital
     gains taxes: 2006 - $29,092; 2005 - $20,492)          61,624       38,055
                                                       ----------  -----------
Net Investment Gain                                       764,050      668,733
                                                       ----------  -----------
Net loss from agents' or premium balances
  charged-off                                             (49,762)    (145,742)
Other gain, net of dividends to policyholders              63,978       91,947
                                                       ----------  -----------
Income (Loss) After Capital Gains Taxes and
  Before Federal Income Taxes                           1,242,464     (428,773)
Federal income tax expense (benefit)                      263,263     (243,047)
                                                       ----------  -----------
       Net Income (Loss)                               $  979,201  $  (185,726)
                                                       ==========  ===========
         Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous
  Year                                                 $5,049,651  $ 3,339,340
   Adjustment to beginning surplus                         55,538     (211,984)
                                                       ----------  -----------
Capital and Surplus, as of January 1,                   5,105,189    3,127,356
                                                       ----------  -----------
Changes in Capital and Surplus:
   Net income (loss)                                      979,201     (185,726)
   Change in net unrealized capital gains (net of
     capital gains taxes: 2006 - $121,173; 2005 -
     $13,354)                                             119,660      164,444
   Change in net deferred income tax                      (13,270)     112,728
   Change in non-admitted assets                          (80,352)    (322,775)
   Change in provision for reinsurance                     81,328      166,585
   Paid in capital and surplus                                 --    2,076,780
   Cash dividends to stockholder                               --      (31,732)
   Other surplus adjustments                                1,268           --
   Foreign exchange translation                            18,829      (58,009)
                                                       ----------  -----------
       Total Changes in Capital and Surplus             1,106,664    1,922,295
                                                       ----------  -----------
Capital and Surplus, December 31,                      $6,211,853  $ 5,049,651
                                                       ==========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                            Statements of Cash Flow

                                Statutory Basis
                For the Years Ended December 31, 2006 and 2005
                                (000's Omitted)

 For the Years Ended December 31,                         2006         2005
 --------------------------------                     -----------  -----------
                Cash From Operations

 Premiums collected, net of reinsurance               $ 6,433,712  $ 7,143,463
 Net investment income                                    787,413      604,156
 Miscellaneous income (expense)                            75,317      (53,776)
                                                      -----------  -----------
    Sub-total                                           7,296,442    7,693,843
                                                      -----------  -----------
 Benefit and loss related payments                      3,520,205    3,809,181
 Commission and other expense paid                      2,401,959    2,171,077
 Dividends paid to policyholders                            1,344          878
 Change in Federal and foreign income taxes              (438,538)      (3,783)
                                                      -----------  -----------
    Net Cash Provided from Operations                   1,811,472    1,716,490
                                                      -----------  -----------
                Cash From Investments

 Proceeds from investments sold, matured, or repaid
    Bonds                                               5,231,792    4,129,223
    Stocks                                              3,211,715    2,795,546
    Other                                               1,646,730    3,042,793
                                                      -----------  -----------
    Total Proceeds from Investments Sold, Matured,
      or Repaid                                        10,090,237    9,967,562
                                                      -----------  -----------
 Cost of investments acquired
    Bonds                                              10,488,316    5,803,573
    Stocks                                              3,180,130    3,071,743
    Other                                                 350,752    3,630,931
                                                      -----------  -----------
    Total Cost of Investments Acquired                 14,019,198   12,506,247
                                                      -----------  -----------
    Net Cash (Used in) Investing Activities            (3,928,961)  (2,538,685)
                                                      -----------  -----------
    Cash From Financing and Miscellaneous Sources

 Capital and Surplus paid-in, less treasury stock       1,326,780      750,000
 Dividends to stockholder                                      --      (47,598)
 Intercompany receivable and payable, net                 342,735      195,946
 Net deposit on deposit-type contracts and other
   insurance                                              262,411      285,727
 Other                                                    361,327     (332,847)
                                                      -----------  -----------
    Net Cash Provided from Financing Activities         2,293,253      851,228
                                                      -----------  -----------
    Net Change in Cash and Short-term Investments         175,764       29,033

 Cash and Short-term Investments:
    Beginning of year                                     118,028       88,995
                                                      -----------  -----------
    End of Year                                       $   293,792  $   118,028
                                                      ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. Organization

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., a Delaware corporation.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIG Commercial Insurance Group, Inc., an indirect wholly-owned subsidiary of AIG (formerly known as NHIG Holding Corp.). Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation, the Company is a leading provider in customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. Summary of Significant Statutory Basis Accounting Policies

   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

     December 31,                                     2006        2005
     ------------                                  ----------  ----------
     Net Income (Loss), NY SAP                     $  979,201  $ (185,726)
     State Practices - (Deduction):
        Non-Tabular Discounting                       (21,866)    (31,431)
                                                   ----------  ----------
     Net Income (Loss), NAIC SAP                   $  957,335  $ (217,157)
                                                   ==========  ==========
     Statutory Surplus, NY SAP                     $6,211,853  $5,049,651
     State Prescribed Practices - (Charge):
        Non-Tabular Discounting                      (234,471)   (212,605)
        Regulation 20 - Other reinsurance credits    (133,123)   (208,499)
        Regulation 20 - Parental letter of credit    (383,651)   (400,458)
        EDP equipment and software                         --     (93,881)
                                                   ----------  ----------
     Total State Prescribed Practices                (751,245)   (915,443)
                                                   ----------  ----------
     Statutory Surplus, NAIC SAP                   $5,460,608  $4,134,208
                                                   ==========  ==========

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $131,697. In addition, the Superintendent has permitted the Company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2006 amounted to $251,881.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2006 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Under GAAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

   Under NAIC SAP:

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred Federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   Significant Statutory Accounting Practices:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2006 and 2005, the NAIC market value of the Company's mortgage-backed securities approximated $160,750 and $165,005, respectively. Mortgage-backed securities

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

       include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate is approximately 20.1%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


    . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes-off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2006 and 2005, no investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2006 and 2005, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,606,389 and $1,267,421, respectively, net of non-admitted premium balances of $55,203 and $3,084, respectively.

   For the years ended December 31, 2006 and 2005, $684,635 and $510,615 of net written premiums were subject to retrospective rating features and amounted to 8.7% and 7.4% of total net written premiums, respectively.

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insurers the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (the Association or AIUOA). See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,676,681 and $1,671,598, as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's tabular discount amounted to $238,180 and $184,289, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,676,681 and $1,671,598 as of December 31, 2006 and 2005, respectively. As of
   December 31, 2006 and 2005, the Company's non-tabular discount amounted to $234,471 and $212,605, respectively, all of which were applied against the Company's case reserves.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, EDP equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2006 and 2005, depreciation and amortization expense amounted to $21,036 and $24,616, and accumulated depreciation as of December 31, 2006 and 2005 amounted to $107,392 and $88,562, respectively.

   Reclassifications: Certain balances contained in the 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

During 2006 and 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $55,538 and ($211,984) as of December 31, 2005 and 2004, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2006 and 2005.

The impact of these corrections on policyholder surplus as of January 1, 2006 and 2005 is as follows:

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2005                                       $5,049,651

Correction of Error Adjustments:
   Asset admissibility                                                 (3,482)
   Foreign translation adjustment                                     102,290
   Federal income taxes                                               (43,270)
                                                                   ----------
       Total Correction of Error Adjustments                           55,538
                                                                   ----------
Balance at January 1, 2006, as Adjusted                            $5,105,189
                                                                   ==========

                                                                  Policyholders
                                                                     Surplus
                                                                  -------------
Balance at December 31, 2004, as Amended                           $3,339,340

Correction of Error Adjustments:
   Asset realization                                                 (229,448)
   Revenue recognition                                                (65,075)
   Federal income taxes                                                82,539
                                                                   ----------
       Total Correction of Error Adjustments                         (211,984)
                                                                   ----------
Balance at January 1, 2005, as Adjusted                            $3,127,356
                                                                   ==========

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain receivables for high deductible policies should have been non-admitted.

Foreign Translation Adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in Federal income tax expense is primarily related to an increase in provisions for potential tax exposures, corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS

Statutory Fair Value of Financial Instruments:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2006 and 2005.

                                             2006                   2005
                                    ----------------------- ---------------------
                                     Carrying   Statutory    Carrying  Statutory
As of December 31,                    Amount    Fair Value    Amount   Fair Value
------------------                  ----------- ----------- ---------- ----------
Assets:
   Bonds                            $14,844,987 $15,146,927 $9,663,980 $9,798,011
   Common stocks                      3,304,355   3,684,898  3,190,583  3,592,207
   Preferred stocks                     587,471     588,334    542,438    541,945
   Other invested assets              1,509,651   1,509,651  2,261,269  2,261,269
   Securities lending collateral        203,323     203,323    295,591    295,591
   Cash and short-term investments      293,792     293,792    118,028    118,028
   Receivable for securities                 --          --    164,069    164,069

Liabilities:
   Securities lending payable       $   203,323 $   203,323 $  295,591 $  295,591
   Collateral deposit liability         613,043     613,043    505,755    505,755
   Payable for securities               110,581     110,581         --         --

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows: The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*. The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.


--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2006 and 2005 are outlined in the table below:

                                                                                             Gross      Gross
                                                                                Amortized  Unrealized Unrealized    NAIC *
                                                                                  Cost       Gains      Losses   Market Value
                                                                               ----------- ---------- ---------- ------------
As of December 31, 2006

   U.S. governments                                                            $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments                                                         1,195,804     5,207     3,017     1,197,994
   States, territories and possessions                                           2,320,995    45,984       928     2,366,051

   Political subdivisions of states, territories and possessions                 3,319,677    79,061       796     3,397,942
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    7,052,116   172,223     1,204     7,223,135
   Public utilities                                                                 45,542       186       460        45,268
   Industrial and miscellaneous                                                    579,034    10,772     4,345       585,461
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2006                                    $14,844,987  $315,261   $13,321   $15,146,927
                                                                               ===========  ========   =======   ===========
As of December 31, 2005

   U.S. governments                                                            $   339,230  $  1,331   $ 4,491   $   336,070
   All other governments                                                         1,030,463     5,491     4,015     1,031,939
   States, territories and possessions                                           1,437,180    25,194     4,641     1,457,733
   Political subdivisions of states, territories and possessions                 1,971,726    34,761     2,780     2,003,707
   Special revenue and special assessment obligation and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions    4,242,687    78,602     6,193     4,315,096
   Public utilities                                                                 46,234       634       226        46,642
   Industrial and miscellaneous                                                    596,460    13,179     2,815       606,824
                                                                               -----------  --------   -------   -----------
       Total Bonds, as of December 31, 2005                                    $ 9,663,980  $159,192   $25,161   $ 9,798,011
                                                                               ===========  ========   =======   ===========

As of December 31, 2006 and 2005, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $15,167,455 and $9,818,483, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The amortized cost and NAIC market values* of bonds at December 31, 2006 and 2005, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 2006                    2005
                                       ------------------------ -----------------------
                                        Amortized     NAIC *    Amortized     NAIC *
As of December 31,                        Cost     Market Value   Cost     Market Value
------------------                     ----------- ------------ ---------- ------------
Due in one year or less                $   981,727 $   981,280  $  957,757  $  954,751
Due after one year through five years      780,263     782,785     855,048     857,130
Due after five years through ten years  10,452,785  10,679,977   6,253,720   6,338,300
Due after ten years                      2,474,294   2,542,135   1,435,025   1,482,825
Mortgaged-backed securities                155,918     160,750     162,430     165,005
                                       ----------- -----------  ----------  ----------
   Total Bonds                         $14,844,987 $15,146,927  $9,663,980  $9,798,011
                                       =========== ===========  ==========  ==========

During 2006 and 2005, proceeds from the sales of the Company's bonds amounted to $4,370,165 and $3,278,300, respectively. During 2006 and 2005, the Company realized gross gains of $6,407 and $31,404, and gross losses of $21,502 and $17,304, respectively, related to these sales.

During 2006 and 2005, proceeds from the sales of the Company's equity investments amounted to $3,151,915 and $2,703,032, respectively. Gross gains of $222,465 and $132,690 and gross losses of $105,248 and $91,050 were realized on those sales in 2006 and 2005, respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The cost or amortized cost and NAIC market values* of the Company's common and preferred stocks as of December 31, 2006 and 2005 are set forth in the table below:

                                           December 31, 2006
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  610,842 $1,517,992  $60,010   $2,068,824 $2,068,824
   Non-affiliated           991,365    266,605   22,439    1,235,531  1,235,531
                         ---------- ----------  -------   ---------- ----------
       Total             $1,602,207 $1,784,597  $82,449   $3,304,355 $3,304,355
                         ---------- ----------  -------   ---------- ----------
Preferred Stocks:

   Affiliated            $       -- $       --  $    --   $       -- $       --
   Non-affiliated           577,109     11,225       --      588,334    587,471
                         ---------- ----------  -------   ---------- ----------
       Total             $  577,109 $   11,225  $    --   $  588,334 $  587,471
                         ========== ==========  =======   ========== ==========

                                           December 31, 2005
                         ------------------------------------------------------
                          Cost or     Gross      Gross      NAIC *
                         Amortized  Unrealized Unrealized   Market    Carrying
                           Cost       Gains      Losses     Value      Value
                         ---------- ---------- ---------- ---------- ----------
Common Stocks:

   Affiliated            $  602,396 $1,521,619  $ 68,346  $2,055,669 $2,055,669
   Non-affiliated           972,712    198,989    36,787   1,134,914  1,134,914
                         ---------- ----------  --------  ---------- ----------
       Total             $1,575,108 $1,720,608  $105,133  $3,190,583 $3,190,583
                         ========== ==========  ========  ========== ==========
Preferred Stocks:

   Affiliated            $       -- $       --  $     --  $       -- $       --
   Non-affiliated           539,993     10,710     8,758     541,945    542,438
                         ---------- ----------  --------  ---------- ----------
       Total             $  539,993 $   10,710  $  8,758  $  541,945 $  542,438
                         ========== ==========  ========  ========== ==========

As of December 31, 2006 and 2005, the Company held derivative investments of $0 and $(572), respectively.

--------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2006 and 2005 is set forth in the table below:

                                                            12 Months          Greater than
                                                             or Less             12 Months              Total
                                                      --------------------- ------------------- ---------------------
                                                        Fair     Unrealized  Fair    Unrealized   Fair     Unrealized
Description of Securities                               Value      Losses    Value     Losses     Value      Losses
-------------------------                             ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2006:

   U. S. Governments                                  $  101,082  $   767   $ 73,937  $ 1,804   $  175,019  $  2,571
   All Other Governments                                 683,798    1,753     57,405    1,264      741,203     3,017
   States, territories and possessions                   135,854      161     64,833      767      200,687       928
   Political subdivisions of states, territories and
     possessions                                          80,117      277     35,991      519      116,108       796
   Special revenue                                       289,115      808     39,210      396      328,325     1,204
   Public utilities                                        1,236       14     18,342      446       19,578       460
   Industrial and miscellaneous                           68,790      458    108,020    3,887      176,810     4,345
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         1,359,992    4,238    397,738    9,083    1,757,730    13,321
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          189,762   29,564    283,252   52,885      473,014    82,449
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $1,549,754  $33,802   $680,990  $61,968   $2,230,744  $ 95,770
                                                      ==========  =======   ========  =======   ==========  ========
As of December 31, 2005:

   U. S. Governments                                  $  263,575  $ 3,780   $ 14,643  $   711   $  278,218  $  4,491
   All Other Governments                                 831,441    3,520     19,830      495      851,271     4,015
   States, territories and possessions                   368,996    3,419     51,889    1,222      420,885     4,641
   Political subdivisions of states, territories and
     possessions                                         380,044    2,347     23,929      433      403,973     2,780
   Special revenue                                       549,541    4,212     72,215    1,981      621,756     6,193
   Public utilities                                       16,300      188      1,661       38       17,961       226
   Industrial and miscellaneous                          115,026    2,247     14,784      568      129,810     2,815
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds                                         2,524,923   19,713    198,951    5,448    2,723,874    25,161
                                                      ----------  -------   --------  -------   ----------  --------
   Common Stock                                          421,479   31,543    215,755   73,590      637,234   105,133
   Preferred Stock                                       276,755    6,666     40,807    2,092      317,562     8,758
                                                      ----------  -------   --------  -------   ----------  --------
   Total Stocks                                          698,234   38,209    256,562   75,682      954,796   113,891
                                                      ----------  -------   --------  -------   ----------  --------
   Total Bonds and Stocks                             $3,223,157  $57,922   $455,513  $81,130   $3,678,670  $139,052
                                                      ==========  =======   ========  =======   ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

     a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

     b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     c. In the opinion of Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2006, the Company has both the ability and intent to hold these investments to recovery.

During 2006 and 2005, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $17,934 and $972, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $776 and $2,542, respectively.

During 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

   For the Years Ended December 31,                              2006   2005
   --------------------------------                             ------ ------
   Grshm Global Investment Fund ll K4                           $2,559 $   --
   Morgan Stanley III                                               --  1,684
   Items less than $1.0 million                                  1,051     11
                                                                ------ ------
      Total                                                     $3,610 $1,695
                                                                ====== ======

As of December 31, 2006 and 2005, securities with a market value of $199,380 and $289,449, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at an amortized cost of $2,565,608 and $2,270,251 were deposited with regulatory authorities as required by law as of December 31, 2006 and 2005, respectively.

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represented the Company's entire investment in life settlements and were

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

accounted for as collateral loans in accordance with SSAP No. 21, entitled Other Admitted Assets. The admitted value of the loans were not in excess of the cost (including capitalization of interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans was at least equal to the outstanding amount of such loans. On June 29, 2006, the Company entered into a transaction that was not objected to by the Insurance Department of the State of New York which resulted in the satisfaction of the loans. As of December 31, 2006, the Company has no collateralized loans.

During 2006 and 2005, included in Net Investment Income Earned were investment expenses of $7,329 and $7,139, respectively, and interest expense of $98,741 and $77,243, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2006 and 2005 is set forth in the table below:

                                                       2006          2005
                                                   ------------  -----------
   Reserves for Losses and LAE, Beginning of Year  $ 11,620,078  $ 9,357,799

   Adjustments for prior period corrections                  --     (165,738)
   Incurred losses and LAE related to:
      Current accident year                           5,343,020    5,111,414
      Prior accident years                               66,978    1,393,640
                                                   ------------  -----------
          Total Incurred Losses and LAE               5,409,998    6,505,054
                                                   ------------  -----------
   Paid losses and LAE related to:
      Current accident year                          (1,265,788)  (1,284,778)
      Prior accident years                           (3,009,707)  (2,792,259)
                                                   ------------  -----------
          Total Paid Losses and LAE                  (4,275,495)  (4,077,037)
                                                   ------------  -----------
   Reserves for Losses and LAE, as of December 31, $ 12,754,581  $11,620,078
                                                   ============  ===========

During 2006 and 2005 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $66,978 and $1,393,640, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see
Note 12.B. for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $198,524 and $188,050, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A. National Union Inter-company Pooling Agreement

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   National Union                                      19445       38.0%
   American Home Assurance Company                     19380       36.0%
   Commerce and Industry Insurance Company             19410       10.0%
   New Hampshire Insurance Company                     23481        5.0%
   The Insurance Company of the State of Pennsylvania  19429        5.0%
   AIG Casualty Company (formerly known as
     Birmingham Fire Insurance Company of
     Pennsylvania)                                     19402        5.0%
   AIU Insurance Company                               19399        1.0%
   American International Pacific Insurance Company    23795        0.0%
   American International South Insurance Company      40258        0.0%
   Granite State Insurance Company                     23809        0.0%
   Illinois National Insurance Company                 23817        0.0%

   Subject to regulatory approval, American International Pacific Insurance Company (AIP) will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


B. American International Underwriters Overseas Association Pooling Arrangement

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                      NAIC Co. Participation
   Member Company                                       Code      Percent
   --------------                                     -------- -------------
   American International Underwriters Overseas,
     Limited                                              --       67.0%
   New Hampshire Insurance Company (NHIC)              23481       12.0%
   National Union                                      19445       11.0%
   American Home Assurance Company (AHAC)              19380       10.0%

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premiums and funds withheld, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premiums and funds withheld are recorded on a gross basis. As of December 31, 2006 and 2005, the Company's interest in the AIUOA amounted to $858,614 and $581,410, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

   As of December 31,                                        2006     2005
   ------------------                                      -------- --------
   Loss and LAE reserves                                   $778,277 $622,815
   Unearned premium reserves                                337,926  284,060
   Funds held                                                17,712   15,740

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2006 and 2005, the Company's interest in AIG Europe S.A. amounted to $32,575 and $25,858, respectively.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Guarantee Arrangements

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The guarantees that were in effect as of December 31, 2006 are included in the table below:

                                                                Date   Policyholder   Invested   Estimated Policyholder
Guaranteed Company                                             Issued  Obligations     Assets      Loss      Surplus
------------------                                            -------- ------------ ------------ --------- ------------
AIG Hawaii Insurance Company, Inc.                            11/05/97 $     95,738 $    162,307    $--    $    69,612
American International Insurance Company                      11/05/97      335,804      785,981     --        357,830
AIG Mexico Seguros Interamericana, S.A. de C.V.               12/15/97       93,868       87,395     --         78,395
American International Insurance Company of California,
  Inc.                                                        12/15/97      144,248       56,694     --         22,827
American International Insurance Company of New Jersey        12/15/97      109,426       55,929     --         29,210
AIG Advantage Insurance Company(formerly Minnesota
  Ins. Co.)                                                   12/15/97       34,592       52,177     --         21,703
Landmark Insurance Company, Limited                         * 03/02/98      423,761      521,339     --        114,836
AIG Europe S.A.                                               03/02/98    2,278,448    1,211,630     --      1,363,948
AIG Edison Life Insurance Company                             09/15/98   20,854,923   21,353,910     --      1,348,668
AIG SunAmerica Life Assurance Company                   (+) * 01/04/99    4,239,331    4,576,100     --        797,911
First SunAmerica Life Insurance Company                     * 01/04/99    4,547,648    4,914,123     --        397,499
SunAmerica Life Insurance Company                       (+) * 01/04/99   35,545,269   46,184,379     --      4,557,590
AIG Europe (Netherlands) N.V.                                 11/01/02      606,697      151,940     --        167,456
American General Life Insurance Company                 (+)   03/03/03   23,712,805   26,595,082     --      2,575,981
American General Life and Accident Insurance Company          03/03/03    7,644,336    8,687,269     --        563,418
The United States Life Insurance Company of the City of
  NY                                                          03/03/03    3,374,806    3,972,505     --        426,210
The Variable Annuity Life Insurance Company             (+)   03/03/03   29,499,828   34,152,961     --      3,726,128
AIG Czech Republic Posjistovna, A.S.                          03/03/03       16,701       24,897     --         23,910
Lloyds Syndicate 1414                                         12/15/04      944,323      864,322     --        108,634
                                                                       ------------ ------------    ---    -----------
   Total Guarantees                                                    $134,502,552 $154,410,940    $--    $16,751,766
                                                                       ============ ============    ===    ===========

--------
+  This guarantee was terminated as to policies written after December 29, 2006.
*  The guaranteed company is also backed by a support agreement issued by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


D. Investments in Affiliates

   As of December 31, 2006 and 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2006       2006       2006
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   69,612  $  9,783
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     401,018    69,103
    American International Realty
      Corporation                    31.47%    29,581      44,044    18,696
    Eastgreen, Inc.                  13.42%    12,804      14,222       287
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445       2,816   (18,531)
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     9,463       2,442     1,425
    American International Life
      Assurance Company              22.48%    70,387     157,619     1,090
    American International
      Insurance Company              25.00%    25,000      89,457    13,559
    AIG Claim Service, Inc.          50.00%    48,962      46,675   (12,204)
    Transatlantic Holdings, Inc.     33.34%    34,055   1,048,323   (86,094)
    21st Century Insurance Group     16.65%   240,668     192,596    16,041
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $610,842  $2,068,824  $ 13,155
                                             ========  ==========  ========

                                                       Equity at   Change in
    Affiliated Common Stock        Ownership   Cost   December 31,  Equity
    Investments                     Percent    2005       2005       2005
    -----------------------        --------- -------- ------------ ---------
    AIG Hawaii Insurance Company,
      Inc.                          100.00%  $ 10,000  $   59,829  $ (2,590)
    AIG Non Life Holding Company
      (Japan), Inc.                 100.00%   124,477     331,915    63,241
    American International Realty
      Corporation                    31.47%    29,581      25,348    (1,932)
    Eastgreen, Inc.                  13.42%    12,804      13,935       355
    Pine Street Real Estate
      Holdings Corporation           31.47%     5,445      21,347         4
    AIG Mexico Industrial,
      I.L.L.C.                       49.00%     1,017       1,017        --
    American International Life
      Assurance Company              22.48%    70,387     156,529    20,123
    American International
      Insurance Company              25.00%    25,000      75,898     4,380
    AIG Claim Service, Inc.          50.00%    48,963      58,879     2,350
    Transatlantic Holdings, Inc.     33.34%    34,055   1,134,417    90,652
    21st Century Insurance Group     16.65%   240,667     176,555    28,153
                                             --------  ----------  --------
       Total Common Stocks -
         Affiliates                          $602,396  $2,055,669  $204,736
                                             ========  ==========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The Company has ownership interests in certain affiliated real estate holding companies.

   The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2006 and 2005, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,032,694 and $912,569, respectively.

E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2006. No transactions (excluded reinsurance and cost allocation transactions) occurred during 2005 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005.

                                           Assets Received      Assets Transferred
                                            by the Company        by the Company
                                        ---------------------- ---------------------
Date of      Explanation of    Name of  Statement              Statement
Transaction   Transaction     Affiliate   Value    Description   Value   Description
----------- ----------------- --------- ---------- ----------- --------- -----------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash        $--        n/a
06/29/2006  Loan Satisfaction    AIRCO  $  239,966    Cash        $--        n/a

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2006 and 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees paid by the Company to these affiliates during 2006 and 2005 are outlined in the table below:

   For the Years Ended December 31,                          2006     2005
   --------------------------------                        -------- --------
   AIG Technology, Inc.                                    $ 24,562 $ 26,700
   AIG Global Investment Corp.                                6,047    4,565
   AIG Domestic Claims, Inc.                                117,231  110,589
                                                           -------- --------
      Total                                                $147,840 $141,854
                                                           ======== ========

   As of December 31, 2006 and 2005, short-term investments included amounts invested in the AIG Managed Money Market Fund of $100,915 and $73,379, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2006 and 2005 amounted to $63,569 and $794,462, respectively.

   During 2005, the Company sold $191,606 of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436. There were no premium receivable sales in 2006.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

    As of December 31,                                    2006       2005
    ------------------                                 ---------- ----------
    AIG (see Note 11)                                  $       -- $1,326,780
    Balances with pool member companies                 1,434,952  1,768,006
    Balances with less than 0.5% of admitted assets        49,603     95,038
                                                       ---------- ----------
    Receivable from Parent, Subsidiaries and
      Affiliates                                       $1,484,555 $3,189,824
                                                       ========== ==========
    Balances with pool member companies                $1,449,305 $1,549,731
    Balances with less than 0.5% of admitted assets        98,281     33,968
                                                       ---------- ----------
    Payable to Parent, Subsidiaries and Affiliates     $1,547,586 $1,583,699
                                                       ========== ==========

Note 6 - Reinsurance

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the Years Ended
December 31,                            2006                     2005
-------------------            ----------------------- -----------------------
                                 Written     Earned      Written      Earned
                               ----------- ----------- ----------- -----------
Direct premiums                $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
Reinsurance premiums
  assumed:
   Affiliates                   11,336,822  11,001,341  11,104,687  11,235,985
   Non-affiliates                   48,750     243,681      23,903    (176,461)
                               ----------- ----------- ----------- -----------
       Gross Premiums           18,900,079  18,425,282  17,651,509  17,278,785
                               ----------- ----------- ----------- -----------
Reinsurance premiums
  ceded:
   Affiliates                    9,833,954   9,534,749   9,252,497   9,022,390
   Non-affiliates                1,182,156   1,190,522   1,247,759   1,210,575
                               ----------- ----------- ----------- -----------
       Net Premiums            $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
                               =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2006 and 2005 with the return of the unearned premium reserve is as follows:

                    Assumed Reinsurance    Ceded Reinsurance            Net
                   --------------------- --------------------- ---------------------
                    Unearned              Unearned              Unearned
                    Premium   Commission  Premium   Commission  Premium    Commission
                    Reserves    Equity    Reserves    Equity    Reserves     Equity
                   ---------- ---------- ---------- ---------- ----------  ----------
December 31, 2006
   Affiliates      $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates      11,551     1,399     496,499    54,641    (484,948)   (53,242)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
                   ==========  ========  ==========  ========  ==========   ========
December 31, 2005
   Affiliates      $5,444,204  $663,323  $3,544,901  $413,904  $1,899,303   $249,419
   Non-affiliates       6,481       790     504,864    58,948    (498,383)   (58,158)
                   ----------  --------  ----------  --------  ----------   --------
   Totals          $5,450,685  $664,113  $4,049,765  $472,852  $1,400,920   $191,261
                   ==========  ========  ==========  ========  ==========   ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                            Unearned     Paid    Reserves for
                                            Premium   Losses and  Losses and
                                            Reserves     LAE         LAE
                                           ---------- ---------- ------------
  December 31, 2006
     Affiliates                            $3,844,106  $ 82,387  $14,899,524
     Non-Affiliates                           496,499   405,856    2,873,315
                                           ----------  --------  -----------
     Total                                 $4,340,605  $488,243  $17,772,839
                                           ==========  ========  ===========
  December 31, 2005
     Affiliates                            $3,544,901  $ 91,985  $14,577,562
     Non-Affiliates                           504,864   307,219    3,542,634
                                           ----------  --------  -----------
     Total                                 $4,049,765  $399,204  $18,120,196
                                           ==========  ========  ===========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's unsecured reinsurance recoverables as of December 31, 2006 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------                                              -------- -----------
  Affiliates:
     National Union Pool Companies                           --   $15,644,476
     American International Reinsurance Co. Ltd              --     1,623,719
     American International Insurance Company             32220       438,594
     American International Underwriters Overseas,
       Ltd.                                                  --       412,665
     Transatlantic Reinsurance Company                    19453       270,098
     AIG Global Trade and Political Risk Insurance
       Co.                                                10651       103,009
     United Guaranty Insurance Company                    11715        63,190
     Lexington Insurance Company                          19437        50,273
     American International Life Assurance Co. NY
       (US)                                               60607        22,165
     Hartford Steam Boiler Inspection and Insurance
       Co.                                                11452        12,701
     National Union Fire Ins Company of Vermont              --         5,487
     Ascot Syndicate Lloyds 1414                             --         3,600
     Starr Excess Liability Insurance Company, Ltd.       10932         3,115
     Universal Insurance Company Limited                     --         1,121
     Other                                                   --        14,847
                                                                  -----------
         Total Affiliates                                          18,669,060
                                                                  -----------
     Munich Re Group                                         --       240,118
     Lloyd's                                                 --       274,819
     Swiss Re Group                                          --       324,144
                                                                  -----------
         Total Non Affiliates                                         839,081
                                                                  -----------
  Total Affiliates and Non Affiliates                             $19,508,141
                                                                  ===========

During 2006 and 2005, the Company reported in its statements of income $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0 and $(1,710), respectively, less losses incurred of $12,318 and $41,431 respectively, as a result of commutations with the following reinsurers:

       Company                                             2006    2005
       -------                                            ------- -------
       Trenwick America                                   $ 8,280 $    --
       Alea Group                                           2,432      --
       SCOR Reinsurance Company                                --  42,442
       Other reinsurers below $1 million                    1,606     699
                                                          ------- -------
       Total                                              $12,318 $43,141
                                                          ======= =======

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company had reinsurance recoverables on paid losses in dispute of $78,472 and $141,589, respectively.

During 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $30,849 and $65,282, respectively.

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                        Assumed     Ceded
                                                       ---------  --------
    Reserves Transferred:
       Initial Reserves                                $ 216,347  $453,727
       Adjustments - prior year(s)                      (171,243)  (33,563)
       Adjustments - current year                         (2,455)    8,416
                                                       ---------  --------
       Balance as of December 31, 2006                    42,649   428,580
                                                       ---------  --------
    Paid Losses Recovered:
       Prior year(s)                                      12,212   355,120
       Current year                                        7,195    12,177
                                                       ---------  --------
       Total Recovered as of December 31, 2006            19,407   367,297
                                                       ---------  --------
       Carried Reserves as of December 31, 2006        $  23,242  $ 61,283
                                                       =========  ========
    Consideration Paid or Received:
       Initial Reserves                                $ 201,597  $276,437
       Adjustments - prior year(s)                      (180,000)  (18,869)
       Adjustments - current year                            (15)    4,538
                                                       ---------  --------
       Total Paid as of December 31, 2006              $  21,582  $262,106
                                                       =========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


                                                         Assumed   Ceded
                                                         ------- --------
      Special Surplus from Retroactive Reinsurance:
         Initial surplus gain or loss realized             $--   $ 47,559
         Adjustments - prior year(s)                        --     20,548
         Adjustments - current year                         --    (18,260)
                                                           ---   --------
         Balance as of December 31, 2006                   $--   $ 49,847
                                                           ===   ========

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2006, is set forth in the table below:

     Reinsurer                                              Assumed  Ceded
     ---------                                              ------- -------
        American International Reins. Co.                   $    -- $45,664
        PEG Reinsurance Co.                                      --   8,830
        Lyndon Property Ins. Company                             --   1,780
        American International Specialty Lines
          Insurance Company                                  17,247      --
        Commerce and Industry Insurance Company of
          Canada                                              5,930      --
        All other reinsurers below $1.0 million                  65   5,009
                                                            ------- -------
            Total                                           $23,242 $61,283
                                                            ======= =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the Company's deposit assets and liabilities were comprised of the following:

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2006:
   Direct                         $       --  $ 77,954    $     --  $       --
   Assumed                                --    94,342      94,279          --
   Ceded                             809,537        --          --     703,508
                                  ----------  --------    --------  ----------
   Total                          $  809,537  $172,296    $ 94,279  $  703,508
                                  ==========  ========    ========  ==========

                                   Deposit     Deposit   Funds Held Funds Held
                                   Assets    Liabilities   Assets   Liabilities
                                  ---------- ----------- ---------- -----------
December 31, 2005:
   Direct                         $       --  $ 56,768    $     --  $       --
   Assumed                                --   430,142     432,987      91,467
   Ceded                           1,336,343        --          --     914,959
                                  ----------  --------    --------  ----------
   Total                          $1,336,343  $486,910    $432,987  $1,006,426
                                  ==========  ========    ========  ==========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2006 and 2005 is set forth in the table below:

                                         2006                    2005
                                ----------------------  ----------------------
                                 Deposit      Deposit    Deposit      Deposit
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $1,336,343  $  486,910  $1,638,716  $  465,475
   Deposit activity, including
     loss recoveries              (654,672)   (343,610)   (446,464)    (11,942)
   Interest income or expense,
     net of amortization of
     margin                        113,438      28,996      90,901      33,377
   Non-admitted asset portion       14,428          --      53,190          --
                                ----------  ----------  ----------  ----------
Balance as of December 31       $  809,537  $  172,296  $1,336,343  $  486,910
                                ==========  ==========  ==========  ==========

                                         2006                    2005
                                ----------------------  ----------------------
                                Funds Held  Funds Held  Funds Held  Funds Held
                                  Assets    Liabilities   Assets    Liabilities
                                ----------  ----------- ----------  -----------
Balance at January 1            $  432,987  $1,006,426  $  424,685  $1,089,396
   Contributions                        --      60,915       1,425          --
   Withdrawals                    (355,065)   (422,715)    (15,788)   (154,798)
   Interest                         16,357      58,882      22,665      71,828
                                ----------  ----------  ----------  ----------
Balance as of December 31       $   94,279  $  703,508  $  432,987  $1,006,426
                                ==========  ==========  ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


As of December 31, 2006 and 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $630,370 and $1,192,231, respectively.

During 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets and funds held on deposit accounting liability of $406,719 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting in losses of $3,737.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $97,009, funds held on deposit accounting - $332,073, deposit accounting liability - $314,735 and funds held on deposit accounting liability - $82,054.

Note 9 - Federal Income Taxes

The Company files a consolidated U.S. Federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate Federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The Federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2006 and 2005, the U.S. Federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2006 and 2005 are as follows:

   As of December 31,                                    2006        2005
   ------------------                                 ----------  ----------
   Gross deferred tax assets                          $1,236,352  $1,252,733
   Gross deferred tax liabilities                       (267,583)   (149,521)
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes                      (546,869)   (794,705)
                                                      ----------  ----------
   Net Admitted Deferred Tax Assets                   $  421,900  $  308,507
                                                      ==========  ==========
   Change in Deferred Tax Assets Non-admitted         $  247,836  $ (299,271)
                                                      ==========  ==========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


During 2006 and 2005, the Company's current Federal income tax expense (benefit) was comprised of the following:

     For the Years Ended December 31,                     2006      2005
     --------------------------------                   -------- ---------
     Income tax expense (benefit) on net underwriting
       and net investment income                        $261,144 $(252,358)
     Federal income tax adjustment - prior year            2,119     9,311
                                                        -------- ---------
     Current Income Tax Expense (Benefit)               $263,263 $(243,047)
                                                        ======== =========
     Income Tax on Realized Capital Gains               $ 29,092 $  20,492
                                                        ======== =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The composition of the Company's net deferred tax assets as of December 31, 2006 and 2005, and changes in deferred income taxes for 2006 is set forth in the table below:

As of December 31,                                                          2006        2005       Change
------------------                                                       ----------  ----------  ---------
Deferred Tax Assets

   Loss reserve discount                                                 $  476,856  $  499,838  $ (22,982)
   Non-admitted assets                                                      160,128     206,602    (46,474)
   Unearned premium reserve                                                 316,291     303,414     12,877
   Partnership adjustments                                                   33,192          --     33,192
   Pension adjustments                                                           --       7,328     (7,328)
   Reserves                                                                 183,902      75,662    108,240
   Other temporary difference                                                65,983      54,878     11,105
   Deferred tax remediation - adjustments to December 31, 2005 surplus           --     105,011   (105,011)
                                                                         ----------  ----------  ---------
       Gross Deferred Tax Assets                                          1,236,352   1,252,733    (16,381)
   Non-admitted deferred tax assets                                        (546,869)   (689,694)   142,825
   Non-admitted deferred tax - adjustments to December 31, 2005 surplus          --    (105,011)   105,011
                                                                         ----------  ----------  ---------
       Admitted Deferred Tax Assets                                         689,483     458,028    231,455
                                                                         ----------  ----------  ---------
Deferred Tax Liabilities
   Unrealized capital gains                                                (236,490)   (115,317)  (121,173)
   Partnership adjustments                                                       --      (4,047)     4,047
   Other temporary differences                                              (31,093)    (30,157)      (936)
                                                                         ----------  ----------  ---------
   Gross Deferred Tax Liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
       Net Admitted Deferred Tax Assets                                  $  421,900  $  308,507  $ 113,393
                                                                         ==========  ==========  =========
   Gross deferred tax assets                                              1,236,352   1,252,733    (16,381)
   Gross deferred tax liabilities                                          (267,583)   (149,521)  (118,062)
                                                                         ----------  ----------  ---------
   Net Deferred Tax Assets                                               $  968,769  $1,103,212   (134,443)
                                                                         ==========  ==========
   Income tax effect of unrealized capital (gains) / losses                                        121,173
                                                                                                 ---------
   Change in Net Deferred Income Taxes                                                           $ (13,270)
                                                                                                 =========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2006 are as follows:

                                                                           Amount    Tax Effect
                                                                         ----------  ----------
Income before Federal income taxes                                       $1,271,556  $ 445,045
Book to tax adjustments:
   Tax exempt income and dividends received deduction, net of proration    (455,068)  (159,274)
   Intercompany dividends                                                   (21,938)    (7,678)
   Meals and entertainment                                                    1,543        540
   Non-deductible penalties                                                   2,410        844
   Change in non-admitted assets                                            132,784     46,474
   Federal income tax adjustment - prior year                                    --     (6,222)
   Foreign tax credits                                                           --    (14,104)
                                                                         ----------  ---------
   Total Book to Tax Adjustments                                           (340,269)  (139,420)
                                                                         ----------  ---------
Federal taxable income                                                   $  931,287  $ 305,625
                                                                         ==========  =========

Current Federal income tax expense                                                   $ 263,263
Income tax on net realized capital gains                                                29,092
Change in deferred income taxes                                                         13,270
                                                                                     ---------
Total Federal income tax benefit                                                     $ 305,625
                                                                                     =========

The amount of Federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

                    Current year                   $222,388
                    First preceding year           $     --

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $372,256 during 2006 and ($43,213) during 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. Pension

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to
   64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The Company's share of net expense for the qualified pension plan was $9,000 and $6,500 for the years ended December 31, 2006 and 2005, respectively.

B. Stock Option and Deferred Compensation Plans

   Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. During 2006 and 2005, AIG allocated $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

   Post-retirement Benefit Plans

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2006 and 2005 were $184,884 and $140,100, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $282 and $200 for 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2006 and 2005 are set forth in the table below:

   As of December 31,                          2006              2005
   ------------------                    ----------------  ----------------
   Discount rate                               6.00%             5.50%
   Rate of compensation increase
     (average)                                 4.25%             4.25%
   Measurement date                      December 31, 2006 December 31, 2005
   Medical cost trend rate                      N/A               N/A

C. Post-employment Benefits and Compensated Absences

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. Capital and Surplus

   The portion of unassigned surplus as of December 31, 2006 and 2005 represented by each item below is as follows:

                                                    2006         2005
                                                -----------  -----------
       Unrealized gains                         $ 2,013,671  $ 1,725,717
       Non-admitted asset values                $(1,448,058) $(1,378,106)
       Provision for reinsurance                $  (128,824) $  (210,152)

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

B. Risk-Based Capital Requirements

   The NAIC has adopted a Risk-based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2006 reporting period.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


C. Dividend Restrictions

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2006, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2006) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2006, the maximum dividend payment, which may be made without prior approval during 2007, is approximately $621,185.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

NOTE 12 - CONTINGENCIES

A. Legal Proceedings

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court is currently considering, under standards mandated by the Alabama Supreme Court, whether a class action can be certified and whether the defendants in the case brought by the intervenors should be dismissed.

   On September 2, 2005, certain AIG companies including American Home Assurance Company (American Home), AIU Insurance Company (AIUI) and New Hampshire Insurance Company (NHIC) (the AIG Plaintiffs) sued The Robert Plan Corporation (RPC), an agency servicing personal auto assigned risk business, certain affiliated entities, and two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. As of December 31, 2005, RPC was terminated as the AIG Plaintiffs' agent with respect to claims administration of the personal auto assigned risk business, and as of March 31, 2006, RPC was terminated as the AIG Plaintiffs' agent with respect to underwriting of personal auto assigned risk business. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. Each side then filed a partial motion to dismiss some of the counts asserted by the other side. RPC also moved for summary judgment on one of its breach of contract causes of action (relating to RPC's assertion that the AIG Plaintiffs are responsible to pay approximately $7,000 of RPC's income taxes). On April 10, 2007, the Court granted the AIG Plaintiffs' motion with respect to four of RPC's counterclaims and denied the rest of the motion; granted RPC's motion to dismiss with respect to two of the AIG Plaintiffs' claims and denied the rest; and denied RPC's motion for summary judgment on the tax issue. Additionally, on February 8, 2007, the AIG Plaintiffs moved for leave to amend their complaint against RPC and to add Lincoln General Insurance Company and Kingsway Financial Services Inc. as additional defendants, alleging tortious interference with contract claims related to certain transactions between those entities and RPC. Following the production of certain documents by RPC, on March 7, 2007, the AIG Plaintiffs filed another motion for leave to amend their complaint to add additional claims against RPC, individual shareholders of RPC and Lincoln General, including claims for breach of covenants, tortious interference with contract and fraudulent conveyance. The motion also seeks a preliminary injunction prohibiting RPC from paying creditors other than ordinary course trade creditors. The AIG Plaintiffs' motion is scheduled to be heard on May 3, 2007. The AIG Plaintiffs believe RPC's counterclaims, including its previously asserted counterclaim for fraud, are without merit and intend to defend them vigorously.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of April 23, 2007, eligible policyholders entitled to receive approximately $358,600 (or 95.6%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. Amounts remaining in the Excess Casualty Fund may be used by AIG to settle claims from other policyholders relating to such practices through January 31, 2008, after which they will be distributed pro rata to participating policyholders.

   Various state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. It is possible that additional civil or regulatory proceedings will be filed.

   Specifically, on February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The complaint claims that AIG thereby violated Minnesota state law prohibiting unfair and deceptive practices, that AIG violated Minnesota state law prohibiting uniform deceptive trade practices, that AIG violated Minnesota's Prevention of Fraud Act, that AIG is liable for common law fraud, and that AIG is liable under a theory of unjust enrichment. The State of Minnesota seeks injunctive relief, damages, penalties and interest. By agreement of the parties, AIG's time to answer the complaint in this action or otherwise move with respect to the complaint was extended indefinitely to permit the parties to pursue settlement.

   Moreover, the National Workers Compensation Reinsurance Pool, on behalf of its participant members, has communicated to AIG that such members may assert claims with respect to the underpayment of residual market assessments on workers compensation premium. In addition, several state insurance guaranty associations and funds have communicated that they may assert claims with respect to the Company's underreporting of workers compensation premium. And, in August 2006, the National Association of Insurance Commissioners (the NAIC) formed a Settlement Review Working Group to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In April 2007, the NAIC Settlement Review Working Group commenced its own investigation into the Company's underreporting of workers compensation premium, which is being directed by the State of Indiana.

   Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   for insurance coverage and with regard to the practices involving compensation paid to insurance producers in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey.

   On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint that names AIG and the following additional AIG subsidiaries as defendants: AIUI, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, NHIC, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania (the Commercial Complaint). Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA (the Employee Benefits Complaint). On October 3, 2006, the District Court reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss these complaints. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants, filed renewed motions to dismiss on November 30, 2006. On
   April 5, 2007, the Court granted the defendants' renewed motions to dismiss the Commercial and Employee Benefits Complaints with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that are part of the multidistrict litigation until any renewed motions to dismiss the amended complaints are resolved. On April 19, 2007, plaintiffs sought an additional 30 days in which to file amended complaints, and on April 23, 2007, the Court gave plaintiffs an additional 15 days. Accordingly, plaintiffs' amended complaints are due on May 22, 2007.

   A number of complaints making allegations similar to those in the Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multidistrict litigation. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the multidistrict litigation.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC is appealing the class certification ruling and is seeking an appeal from the jurisdictional ruling. AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   The Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                             Asbestos Losses     Environmental Losses
                                         ----------------------  ------------------
                                            2006        2005       2006       2005
                                         ----------  ----------  --------   --------
Direct :
Loss and LAE reserves, beginning of year $1,087,625  $  693,044  $288,676   $256,889
   Incurred losses and LAE                  159,878     489,955   (75,819)    63,051
   Calendar year paid losses and LAE       (149,366)    (95,374)  (34,473)   (31,264)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $1,098,137  $1,087,625  $178,384   $288,676
                                         ==========  ==========  ========   ========
Assumed:
Loss and LAE reserves, beginning of year $   97,399  $   90,162  $  6,561   $  6,626
   Incurred losses and LAE                   14,332      14,722    (1,462)       830
   Calendar year paid losses and LAE        (14,387)     (7,485)     (151)      (895)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $   97,344  $   97,399  $  4,948   $  6,561
                                         ==========  ==========  ========   ========
Net of Reinsurance:
Loss and LAE reserves, beginning of year $  518,246  $  348,261  $134,977   $142,025
   Incurred losses and LAE                   83,696     209,273   (22,324)    16,410
   Calendar year paid losses and LAE        (68,837)    (39,288)  (20,443)   (23,458)
                                         ----------  ----------  --------   --------
Loss and LAE Reserves, end of year       $  533,105  $  518,246  $ 92,210   $134,977
                                         ==========  ==========  ========   ========

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2006 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. In 2006 and 2005, the total lease expense was $38.5 million and $34.8 million, respectively.

   At January 1, 2007, the minimum annual aggregate rental commitments are as follows:

          2007                                               $ 40,630
          2008                                                 40,143
          2009                                                 37,875
          2010                                                 37,367
          2011                                                 35,585
          Thereafter                                          253,990
                                                             --------
          Total minimum lease payments                       $445,590
                                                             ========

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

   The Company is not involved in any material sales-leaseback transactions.

D. Other Contingencies

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2006, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2006, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $781,163 and included unrecorded loss contingencies of $758,100.

   As part of its private equity portfolio investment the Company may be called upon for an additional capital investment of up to $640,408, as of December 31, 2006. The Company expects only a small portion of this

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)

   portfolio will be called during 2007.

   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A. September 11, 2001 Events

   As of December 31, 2006 and 2005, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

   As of December 31,                                     2006       2005
   ------------------                                  ---------  ---------
   Gross of reinsurance                                $ 448,183  $ 448,183
   Ceded reinsurance                                    (386,704)  (386,704)
                                                       ---------  ---------
      Net of Reinsurance                               $  61,479  $  61,479
                                                       =========  =========

   All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

B. Other

   The Company underwrites a significant concentration of its direct business with brokers.

   As of December 31, 2006 and 2005, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,833,600 and $3,700,000, respectively. As of December 31, 2006 and 2005, the amount billed and recoverable on paid claims amounted to $332,913 and $397,395, respectively, of which $19,716 and $16,600, respectively, were non-admitted.

   The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2006 and 2005, policyholder dividends amounted to $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

    As of December 31,                                    2006       2005
    ------------------                                 ---------  ---------
    Guaranty funds receivable or on deposit            $  18,220  $  20,098
    Loss funds on deposit                                 92,573     71,016
    Outstanding loss drafts - suspense accounts          489,807    509,571
    Accrued recoverables                                   4,691      6,780
    Other                                                  3,176     17,681
    Allowance for doubtful accounts                     (429,224)  (446,746)
                                                       ---------  ---------
       Total Other Admitted Assets                     $ 179,243  $ 178,400
                                                       =========  =========

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2006 the Company's liability for insolvency assessments amounted to $31,000 with a related asset for premium tax credits of $18,200. Of the amount accrued, the Company expects to pay approximately $12,800 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,100 of premium tax offset credits and the associated liability in years two through five. The remaining $6,100 will be realized between years five and ten.

   The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2006 and 2005, the Company had established an allowance for doubtful accounts of $429,224 and $446,746, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


   As of December 31, 2006 and 2005, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

  Other Liabilities                                         2006      2005
  -----------------                                       --------  --------
  Other liabilites, includes suspense accounts, expense
    account balances and certain accruals                 $107,092  $175,986
  Accrued retrospective premiums                            77,001    50,624
  Accounts payable                                          23,744    23,160
  Deferred commission earnings                              10,039    37,787
  Service carrier liabilty                                   2,336     5,919
  Retroactive reinsurance payable                          (14,859)  (12,171)
  Amounts withheld or retained by company for account of
    others                                                  28,058    31,331
  Policyholder funds on deposit                             11,572    12,578
  Loss clearing                                             12,166    13,610
  Liability for pension and severance pay                    2,705     4,945
  Remmittances and items not allocated                      37,240        --
                                                          --------  --------
  Total Other Liabilities                                 $297,094  $343,769
                                                          ========  ========

                        American Home Assurance Company

                 Notes to Statutory Basis Financial Statements

                          December 31, 2006 and 2005

                                (000's Omitted)


NOTE 14 - SUBSEQUENT EVENTS

On January 24, 2007, the Company's Ultimate Parent announced that it had submitted a letter to the board of directors of 21st Century Insurance Group (21st Century) proposing to acquire the outstanding 38.16% publicly held shares of 21st Century for $19.75 per share in cash. The Ultimate Parent and its subsidiaries own approximately 61.84% of the outstanding shares of 21st Century, including 16.65% of the outstanding shares that are owned by the Company. The aggregate cash consideration payable by the Ultimate Parent would be approximately $690 million. Following the transaction, the Ultimate Parent and its subsidiaries will own 100% of 21st Century.

In February 2007, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2006 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2006 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2005 surplus position.

Subject to regulatory approval, AIP will be removed from the National Union inter-company pooling agreement and added as a participant in AIG's Personal Lines Pool. AIP's pooling participation percentage in the AIG Personal Lines Pool will be zero percent.

On March 30th, 2007, the Company paid a dividend of $500,000 to its parent, AIG Commercial Insurance Group, Inc.

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial statements.

    (1) Audited financial statements of Separate Account USL VA-R of The United States Life Insurance Company in the City of New York for the year ended December 31, 2006 are included in Part B of the registration statement.

    (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2006, 2005 and 2004 are included in Part B of the registration statement.

    (3) The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2006 and 2005, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2006 are included in Part B of the registration statement.

(b) Exhibits.

    (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VA-R. (1)

    (2)            N/A

    (3)(a) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (3)

    (3)(b)         Form of Selling Group Agreement. (3)

    (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

    (4)(a) Specimen Form of Single Premium Immediate Variable Annuity Contract, Form No. 03017N. (15)

    (5)(a) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (10)

    (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-33 Rev0406. (20)

    (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101316. (15)

    (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101318. (15)

    (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101320. (15)

    (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (11)

    (6)(b) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated
                   July 25, 2002. (2)

    (7)(a) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (19)

    (7)(b) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (19)

    (7)(c) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (19)

    (7)(d) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re
                   Life & Health America, Inc. (19)

    (8)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (12)

    (8)(b)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance

                   Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

    (8)(b)(ii) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (7)

    (8)(b)(iii) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (2)

    (8)(c) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated.
                   (2)

    (8)(d)(i) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

    (8)(d)(ii) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (10)

    (8)(e)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

    (8)(e)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (10)

    (8)(f)(i) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

    (8)(f)(ii) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

    (8)(g)(i) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

    (8)(g)(ii) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

    (8)(h)(i) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (2)

    (8)(h)(ii) Form of First Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York effective September 5, 2003. (13)

    (8)(i) Form of Participation Agreement Among Variable Insurance Products Fund IV, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (19)

    (8)(j) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (12)

    (8)(k)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

    (8)(k)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (2)

    (8)(l) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

    (8)(m)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (6)

    (8)(m)(ii) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

    (8)(m)(iii) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (2)

    (8)(m)(iv) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (19)

    (8)(n)(i) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

    (8)(n)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (2)

    (8)(o) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (2)

    (8)(p)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
                   (5)

    (8)(p)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (10)

    (8)(p)(iii) Form of Amendment No. 2 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (19)

    (8)(q)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (6)

    (8)(q)(ii) Form of Amendment No. 1 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (10)

    (8)(r) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (2)

    (8)(s)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

    (8)(s)(ii) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (5)

    (8)(s)(iii) Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (10)

    (8)(t)(i) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

    (8)(t)(ii) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (15)

    (8)(u)(i) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc.
                   (9)

    (8)(u)(ii) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (4)

    (8)(u)(iii) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American

                   General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc.
                   (2)

    (8)(v) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (12)

    (8)(w)(i) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (2)

    (8)(w)(ii) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

    (8)(w)(iii) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (12)

    (8)(x) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (2)

    (8)(y) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

    (8)(z) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (19)

    (8)(aa)(i) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

    (8)(aa)(ii) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

    (8)(bb)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

    (8)(bb)(ii) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (2)

    (8)(cc) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

    (8)(dd) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

    (8)(ee) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

    (8)(ff) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (2)

    (8)(gg) Form of Services Agreement by and between Pacific Investment Management Company LLC and The United States Life Insurance Company in the City of New York. (5)

    (8)(hh) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

    (8)(ii) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and the United States Life Insurance Company in the City of New York. (18)

    (8)(jj)(i) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (2)

    (8)(jj)(ii) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (2)

    (8)(kk)        Form of Indemnification Letter Agreement by and between J.P.
                   Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (12)

    (8)(ll) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (14)

    (8)(mm)(i) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

    (8)(mm)(ii) Form of Amendment No. 1 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

    (8)(nn) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (19)

    (8)(oo) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (19)

    (8)(pp) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (19)

    (8)(qq) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and The United States Life Insurance Company in the City of New York. (19)

    (8)(rr) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of New York. (19)

    (8)(ss) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (19)

    (8)(tt) Form of SEC Rule 22c-2 Information Sharing Agreement between J.P. Morgan and The United States Life Insurance Company in the City of New York. (19)

    (8)(uu) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (19)

    (8)(vv) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (19)

    (8)(ww) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (19)

    (8)(xx) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (19)

    (8)(yy) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (19)

    (8)(zz) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of New York. (19)

    (8)(aaa) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (19)

    (8)(bbb) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (19)

    (8)(ccc) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (19)

    (8)(ddd) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (19)

    (8)(eee) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (19)

    (8)(fff) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (16)

    (8)(ggg)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (18)

    (8)(ggg)(ii)   Form of Addendum No. 1 to Service and Expense Agreement
                   dated February 1, 1974, between American International
                   Group, Inc. and various affiliate subsidiaries, including
                   The United States Life Insurance Company in the City of New
                   York, dated May 21, 1975. (18)

    (8)(ggg)(iii)  Form of Addendum No. 2 to Service and Expense Agreement
                   dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (18)

    (8)(ggg)(iv)   Form of Addendum No. 24 to Service and Expense Agreement
                   dated February 1, 1974, between American International
                   Group, Inc. and various affiliate subsidiaries, including
                   The United States Life Insurance Company in the City of New
                   York, dated December 30, 1998. (18)

    (8)(ggg)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (18)

    (8)(ggg)(vi)   Form of Addendum No. 32 to Service and Expense Agreement
                   dated February 1, 1974, among American International Group,
                   Inc. and various affiliate subsidiaries, including The
                   United States Life Insurance Company in the City of New
                   York, American General Life Companies, LLC and American
                   General Equity Services Corporation, effective May 1, 2004.
                   (18)

    (8)(ggg)(vii)  Form of Addendum No. 34 to Service and Expense Agreement
                   dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (18)

    (8)(ggg)(viii) Form of Letter of Understanding between The United States
                   Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (18)

    (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

    (9)(b) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (17)

    (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

    (11)           N/A

    (12)           N/A

    (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (20)

    (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (Filed herewith)
-----------------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 3, 2004.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on June 16, 2004.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on October 24, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(20) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 1, 2006.

Item 25. Directors and Officers of the Depositor

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                 Director
830 Third Avenue
New York, NY 10022

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Patrick J. Foley               Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane Fortin               Director, Chief Financial Officer and
2929 Allen Parkway             Executive Vice President
Houston, TX 77019

Cecil C. Gamwell III           Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes                 Director
70 Pine Street
New York, NY 10270

David L. Herzog                Director
70 Pine Street
New York, NY 10270

Richard A. Hollar              Director, Chairman-Life Profit Center &
750 West Virginia Street       Independent Distribution and Chief Executive
Milwaukee, WI 53204            Officer-Life Profit Center & Independent
                               Distribution

John I. Howell                 Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

David W. O'Leary               Director, President-Specialty Markets Group
2929 Allen Parkway             and Chief Executive Officer-Specialty Markets
Houston, TX 77019              Group

Gary D. Reddick                Director
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
James W. Weakley               Director, President-AIG Benefit Solutions
2929 Allen Parkway             Profit Center and Chief Executive Officer-AIG
Houston, TX 77019              Benefit Solutions Profit Center

Matthew Winter                 Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker               President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II            President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Richard C. Schuettner          President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele                President-Structured Settlements
205 E. 10/th/ Street
Amarillo, TX 79101

Don Ward                       President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong             Executive Vice President-AIG Benefit Solutions
3600 Route 66                  and AIG Financial Institution Solutions Profit
Neptune, NJ 07754              Center

Rodney N. Hook                 Executive Vice President-AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Risk Officer-AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Dan E. Trudan                  Executive Vice President-Individual Product
750 West Virginia St.          Operations
Milwaukee, WI 53204

Steven D. Anderson             Senior Vice President-Life Profit Center and
2727 Allen Parkway             Chief Financial Officer-Life Profit Center
Houston, TX 77019

Erik A. Baden                  Senior Vice President-Strategic Marketing and
2727 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

Patricia A. Bosi               Senior Vice President
3600 Route 66
Neptune, NJ 07754

Jeffrey H. Carlson             Senior Vice President and Chief Information
2727-A Allen Parkway           Officer
Houston, TX 77019

James A. Galli                 Senior Vice President and
830 Third Avenue               Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom            Senior Vice President-Terminal Funding,
80 Pine Street                 Annuities
New York, NY 10005

William F. Guterding           Senior Vice President and Chief Underwriting
830 Third Avenue               Officer
New York, NY 10022

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Robert F. Herbert, Jr.         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Senior Vice President, General Counsel and
2929 Allen Parkway             Chief Compliance Officer
Houston, TX 77019

Althea R. Johnson              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing
2727 Allen Parkway             Officer-Independent Agency Group
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
William J. Packer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Robert E. Steele               Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael W. Witwer              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps              Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen              Vice President
2727 Allen Parkway
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby                Vice President and Actuary
One Woodfield Lake
Schaumburg, IL 60173

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Mark E. Childs                 Vice President
2727 Allen Parkway
Houston, TX 77019

Shari Ciapka                   Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.               Vice President
830 Third Avenue
New York, NY 10022

Carolyn DiPalma                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Douglas M. Donnenfield         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                 Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick           Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                 Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2929 Allen Parkway
Houston, TX 77019

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                  Vice President
3600 Route 66
Neptune, NJ 07754

Scott B. Klein                 Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman               Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer
2777 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Richard A. Mercante            Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Rick Niu                       Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Vice President
#1 Franklin Square
Springfield, IL 62713

Imad A. Salman                 Vice President
3600 Route 66
Neptune, NJ 07754

Edward M. Schmauder            Vice President
3600 Route 66
Neptune, NJ 07754

Richard W. Scott               Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

                               Positions and Offices with Depositor
Name and Principal             The United States Life Insurance Company in the
Business Address               City of New York
------------------             -----------------------------------------------
Michael Sibley                 Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                   Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-07-003026, filed March 1, 2007.

                              Subsidiaries of AIG

                                                                                    Percentage
                                                                                     of Voting
                                                                                    Securities
                                                                    Jurisdiction of   held by
                                                                     Incorporation   Immediate
                                                                    or Organization Parent/(1)/
                                                                    --------------- -----------
American International Group, Inc./(2)/                                   Delaware          /(3)/
 AIG Capital Corporation                                                  Delaware       100
   AIG Capital India Private Limited                                         India        99/(4)/
     AIG Global Asset Management Company (India) Private Limited             India        99/(5)/
   AIG Consumer Finance Group, Inc.                                       Delaware       100
     AIG Bank Polska S.A.                                                   Poland     99.92
     AIG Credit S.A.                                                        Poland       100
     Compania Financiera Argentina S.A.                                  Argentina       100
   AIG Equipment Finance Holdings, Inc.                                   Delaware       100
     AIG Commercial Equipment Finance, Inc.                               Delaware       100
       AIG Commercial Equipment Finance Company Canada                      Canada       100
     AIG Rail Services, Inc.                                              Delaware       100
   AIG Finance Holdings, Inc.                                             New York       100
     AIG Finance (Hong Kong) Limited                                     Hong Kong       100
   AIG Global Asset Management Holdings Corp.                             Delaware       100
     AIG Asset Management Services, Inc.                                  Delaware       100
       Brazos Capital Management, L.P.                                    Delaware       100
     AIG Capital Partners, Inc.                                           Delaware       100
     AIG Equity Sales Corp.                                               New York       100
     AIG Global Investment Corp.                                        New Jersey       100
     AIG Securities Lending Corp.                                         Delaware       100
   AIG Global Real Estate Investment Corp.                                Delaware       100
   International Lease Finance Corporation                              California     67.23/(6)/
 AIG Credit Corp.                                                         Delaware       100
   A.I. Credit Consumer Discount Corp.                                Pennsylvania       100
   A.I. Credit Corp.                                                 New Hampshire       100
   AICCO, Inc.                                                            Delaware       100
   AICCO, Inc.                                                          California       100
   AIG Credit Corp. of Canada                                               Canada       100
   Imperial Premium Funding, Inc.                                         Delaware       100
 AIG Egypt Insurance Company, S.A.E.                                         Egypt     89.98
 AIG Federal Savings Bank                                                      USA       100
 AIG Financial Advisor Services, Inc.                                     Delaware       100
   AIG Financial Advisor Services (Europe), S.A.                        Luxembourg       100
 AIG Financial Products Corp.                                             Delaware       100
   AIG Matched Funding Corp.                                              Delaware       100
   Banque AIG                                                               France        90/(7)/
 AIG Funding, Inc.                                                        Delaware       100
 AIG Global Trade & Political Risk Insurance Company                    New Jersey       100
 AIG Israel Insurance Company Ltd.                                          Israel       100
 AIG Life Holdings (International) LLC                                    Delaware       100
   AIG Star Life Insurance Co., Ltd.                                         Japan       100
   American International Reinsurance Company, Ltd.                        Bermuda       100

                              Subsidiaries of AIG

                                                                                     Percentage
                                                                                      of Voting
                                                                                     Securities
                                                                     Jurisdiction of   held by
                                                                      Incorporation   Immediate
                                                                     or Organization Parent/(1)/
                                                                     --------------- -----------
     AIG Life Edison Insurance Company                                        Japan        90/(8)/
     American International Assurance Company, Limited                    Hong Kong       100
     American International Assurance Company (Australia) Limited         Australia       100
     American International Assurance Company (Bermuda) Limited             Bermuda       100
       American International Assurance Co. (Vietnam) Limited               Vietnam       100
       Tata AIG Life Insurance Company Limited                                India        26
     Nan Shan Life Insurance Company, Ltd.                                   Taiwan        95
  AIG Life Insurance Company                                               Delaware        79/(9)/
  AIG Life Insurance Company of Puerto Rico                             Puerto Rico       100
  AIG Life Insurance Company (Switzerland) Ltd.                         Switzerland       100
  AIG Liquidity Corp.                                                      Delaware       100
  AIG Private Bank Ltd.                                                 Switzerland       100
  AIG Property Casualty Insurance Group, Inc.                              Delaware       100
   AIG Commercial Insurance Group, Inc.                                    Delaware       100
     AIG Aviation, Inc.                                                     Georgia       100
     AIG Casualty Company                                              Pennsylvania       100
  AIG Risk Management, Inc.                                                New York       100
     AIU Insurance Company                                                 New York        52/(10)/
     American Home Assurance Company                                       New York       100
       AIG Domestic Claims, Inc.                                           Delaware        50/(11)/
       AIG Hawaii Insurance Company                                          Hawaii       100
        American Pacific Insurance Company                                   Hawaii       100
       American International Insurance Company                            New York        50/(12)/
        AIG Advantage Insurance Company                                   Minnesota       100
        American International Insurance Company of California           California       100
        American International Insurance Company of New Jersey           New Jersey       100
       American International Realty Corp.                                 Delaware      31.5/(13)/
       Pine Street Real Estate Holdings Corp.                         New Hampshire     31.47/(14)/
       Transatlantic Holdings, Inc.                                        Delaware     33.34/(15)/
        Transatlantic Reinsurance Company                                  New York       100
          Putnam Reinsurance Company                                       New York       100
          Trans Re Zurich                                               Switzerland       100
     American International Surplus Lines Agency, Inc.                   New Jersey       100
     Audubon Insurance Company                                            Louisiana       100
       Agency Management Corporation                                      Louisiana       100
        The Gulf Agency, Inc.                                               Alabama       100
       Audubon Indemnity Company                                        Mississippi       100
     Commerce and Industry Insurance Company                               New York       100
     Commerce and Industry Insurance Company of Canada                       Canada       100
     The Insurance Company of the State of Pennsylvania                Pennsylvania       100
     Landmark Insurance Company                                          California       100
     National Union Fire Insurance Company of Pittsburgh, Pa           Pennsylvania       100
       American International Specialty Lines Insurance Company              Alaska        70/(16)/

                              Subsidiaries of AIG

                                                                               Percentage
                                                                                of Voting
                                                                               Securities
                                                               Jurisdiction of   held by
                                                                Incorporation   Immediate
                                                               or Organization Parent/(1)/
                                                               --------------- -----------
       Lexington Insurance Company                                   Delaware        70/(17)/
        AIG Centennial Insurance Company                         Pennsylvania       100
          AIG Auto Insurance Company of New Jersey                 New Jersey       100
          AIG Preferred Insurance Company                        Pennsylvania       100
          AIG Premier Insurance Company                          Pennsylvania       100
            AIG Indemnity Insurance Company                      Pennsylvania       100
        JI Accident & Fire Insurance Co. Ltd.                           Japan        50
       National Union Fire Insurance Company of Louisiana           Louisiana       100
       National Union Fire Insurance Company of Vermont               Vermont       100
       21st Century Insurance Group                                California     33.03/(18)/
        21st Century Casualty Company                              California       100
        21st Century Insurance Company                             California       100
        21st Century Insurance Company of the Southwest                 Texas       100
       Starr Excess Liability Insurance Company, Ltd.                Delaware       100
        Starr Liability Insurance International Ltd.                  Ireland       100
     New Hampshire Insurance Company                             Pennsylvania       100
       AI Network Corporation                                        Delaware       100
       AIG Europe, S.A.                                                France     70.48/(19)/
       American International Pacific Insurance Company              Colorado       100
       American International South Insurance Company            Pennsylvania       100
       Granite State Insurance Company                           Pennsylvania       100
       Illinois National Insurance Co.                               Illinois       100
       New Hampshire Indemnity Company, Inc.                     Pennsylvania       100
        AIG National Insurance Company, Inc.                         New York       100
       New Hampshire Insurance Services, Inc.                   New Hampshire       100
     Risk Specialists Companies, Inc.                                Delaware       100
   AIG Marketing, Inc.                                               Delaware       100
   American International Insurance Company of Delaware              Delaware       100
   Hawaii Insurance Consultants, Inc.                                  Hawaii       100
  AIG Retirement Services, Inc.                                      Delaware       100
   SunAmerica Life Insurance Company                                  Arizona       100
     SunAmerica Investments, Inc.                                     Georgia        70/(20)/
       AIG Advisor Group, Inc.                                       Maryland       100
        Advantage Capital Corporation                                New York       100
        American General Securities Incorporated                        Texas       100
        FSC Securities Corporation                                   Delaware       100
        Royal Alliance Associates, Inc.                              Delaware       100
        SunAmerica Securities, Inc.                                  Delaware       100
       AIG SunAmerica Life Assurance Company                          Arizona       100
        AIG SunAmerica Asset Management Corp.                        Delaware       100
       AIG SunAmerica Capital Services, Inc.                         Delaware       100
   First SunAmerica Life Insurance Company                           New York       100
  AIG Technologies, Inc.                                        New Hampshire       100

                              Subsidiaries of AIG

                                                                                            Percentage
                                                                                             of Voting
                                                                                            Securities
                                                                            Jurisdiction of   held by
                                                                             Incorporation   Immediate
                                                                            or Organization Parent/(1)/
                                                                            --------------- -----------
  AIG Trading Group, Inc.                                                         Delaware       100
   AIG International, Inc.                                                        Delaware       100
  AIGTI, Inc.                                                                     Delaware       100
  AIU Holdings, LLC                                                               Delaware       100
   AIG Central Europe & CIS Insurance Holdings Corporation                        Delaware       100
     AIG Bulgaria Insurance and Reinsurance Company EAD                           Bulgaria       100
     AIG Czech Republic pojistovna, as                                      Czech Republic       100
     AIG Kazakhstan Insurance Company, S.A.                                     Kazakhstan     88.87
   AIG Memsa, Inc.                                                                Delaware       100
     AIG Hayleys Investment Holdings (Private) Ltd.                              Sri Lanka        80
       Hayleys AIG Insurance Company, Ltd.                                       Sri Lanka       100
     AIG Iraq                                                                     Delaware       100
     AIG Lebanon, S.A.L                                                            Lebanon       100
     AIG Libya, Inc.                                                                 Libya       100
     AIG Sigora A.S                                                                 Turkey       100
     Tata AIG General Insurance Company Limited                                      India        26
   AIU Africa Holdings, Inc.                                                      Delaware       100
     AIG Kenya Insurance Company, Limited                                            Kenya       100
  AIU North America, Inc.                                                         New York       100
  American General Corporation                                                       Texas       100
   AGC Life Insurance Company                                                     Missouri       100
     AIG Life Holdings (Canada), ULC                                                Canada       100
       AIG Assurance Canada                                                         Canada       100
       AIG Life Insurance Company of Canada                                         Canada       100
     AIG Life of Bermuda, Ltd.                                                     Bermuda       100
     American General Life and Accident Insurance Company                        Tennessee       100
     American General Life Insurance Company                                         Texas       100
       AIG Annuity Insurance Company                                                 Texas       100
       AIG Enterprise Services, LLC                                               Delaware       100
       American General Annuity Service Corporation                                  Texas       100
       American General Life Companies, LLC                                       Delaware       100
       American General Property Insurance Company                               Tennessee     51.85/(21)/
        American General Property Insurance Company of Florida                     Florida       100
       The United State Life Insurance Company in the City of New York            New York       100
       The Variable Annuity Life Insurance Company                                   Texas       100
        VALIC Retirement Services Company                                            Texas       100
   American General Assurance Company                                             Illinois       100
     American General Indemnity Company                                           Illinois       100
   American General Bancassurance Services, Inc.                                  Illinois       100
   American General Finance, Inc.                                                  Indiana       100
     American General Auto Finance, Inc.                                          Delaware       100
     American General Finance Corporation                                          Indiana       100
       Merit Life Insurance Co.                                                    Indiana       100

                              Subsidiaries of AIG

                                                                                                       Percentage
                                                                                                        of Voting
                                                                                                       Securities
                                                                                    Jurisdiction of      held by
                                                                                     Incorporation      Immediate
                                                                                    or Organization    Parent/(1)/
                                                                                  -------------------- -----------
       MorEquity, Inc.                                                                          Nevada      100
        Wilmington Finance, Inc.                                                              Delaware      100
       Yosemite Insurance Company                                                              Indiana      100
        CommoLoCo, Inc.                                                                    Puerto Rico      100
     American General Financial Services of Alabama, Inc.                                     Delaware      100
   American General Investment Management Corporation                                         Delaware      100
   American General Realty Investment Corporation                                                Texas      100
   Knickerbocker Corporation                                                                     Texas      100
  American International Life Assurance Company of New York                                   New York    77.52/(22)/
  American International Underwriters Corporation                                             New York      100
  American International Underwriters Overseas, Ltd.                                           Bermuda      100
   A.I.G. Colombia Seguros Generales S.A.                                                     Colombia      100
   AIG Brasil Companhia de Seguros                                                              Brazil       50
   AIG Direct Marketing Company Ltd.                                                            Taiwan      100
     Central Insurance Company Limited                                                          Taiwan      100
   AIG Europe (Ireland) Limited                                                                Ireland      100
   AIG Europe (UK) Limited                                                                     England      100
   AIG General Insurance (Thailand) Company Limited                                           Thailand      100
   AIG General Insurance (Vietnam) Company Limited                                             Vietnam      100
   AIG MEMSA Insurance Company Ltd.                                               United Arab Emirates      100
   AIG Takaful B.S.C.                                                                          Bahrain      100
   American International Insurance Company of Puerto Rico                                 Puerto Rico      100
   American International Underwriters GmBH                                                    Germany      100
   La Meridional Compania Argentina de Seguros                                               Argentina      100
   La Seguridad de Centroamerica Compania de Seguros S.A.                                    Guatemala      100
   Richmond Insurance Company Limited                                                          Bermuda      100
   Underwriters Adjustment Company                                                              Panama      100
  American Life Insurance Company                                                             Delaware      100
   AIG Life (Bulgaria) Z.D.A.D.                                                               Bulgaria      100
   ALICO, S.A.                                                                                  France      100
   First American Polish Life Insurance and Reinsurance Company, S.A.                           Poland      100
   Inversiones Interamericana S.A. (Chile)                                                       Chile      100
   Pharaonic American Life Insurance Company                                                     Egypt    71.63
   Unibanco AIG Seguros S.A.                                                                    Brazil    47.80/(23)/
  American Security Life Insurance Company, Ltd.                                          Lichtenstein      100
  Delaware American Life Insurance Company                                                    Delaware      100
  HSB Group, Inc.                                                                             Delaware      100
   The Hartford Steam Boiler Inspection and Insurance Company                              Connecticut      100
     The Hartford Steam Boiler Inspection and Insurance Company of Connecticut             Connecticut      100
     HSB Engineering Insurance Limited                                                         England      100
       The Boiler Inspection and Insurance Company of Canada                                    Canada      100
  Mt. Mansfield Company, Inc.                                                                  Vermont      100
  The Philippine American Life and General Insurance Company                               Philippines    99.78

                              Subsidiaries of AIG

                                                                                  Percentage
                                                                                   of Voting
                                                                                  Securities
                                                                  Jurisdiction of   held by
                                                                   Incorporation   Immediate
                                                                  or Organization Parent/(1)/
                                                                  --------------- -----------
   Pacific Union Assurance Company                                    California       100
   Philam Equitable Life Assurance Company, Inc.                     Philippines     95.31
   Philam Insurance Company, Inc.                                    Philippines       100
  United Guaranty Corporation                                     North Carolina     36.31/(24)/
   A.I.G. Mortgage Holdings Israel, Ltd.                                  Israel     82.12
     E.M.I.-Ezer Mortgage Insurance Company, Limited                      Israel       100
   AIG United Guaranty Agenzia DI Assicurazione S.R.L                      Italy       100
   AIG United Guaranty Insurance (Asia) Limited                        Hong Kong       100
   AIG United Guaranty Re, Ltd.                                          Ireland       100
   United Guaranty Insurance Company                              North Carolina       100
   United Guaranty Mortgage Insurance Company                     North Carolina       100
   United Guaranty Mortgage Insurance Company Canada                      Canada       100
   United Guaranty Mortgage Insurance Company of North Carolina   North Carolina       100
   United Guaranty Partners Insurance Company                            Vermont        80
   United Guaranty Residential Insurance Company                  North Carolina     75.03/(25)/
     United Guaranty Credit Insurance Company                     North Carolina       100
     United Guaranty Insurance Company of North Carolina          North Carolina       100
     United Guaranty Mortgage Indemnity Company                   North Carolina       100
  United Guaranty Residential Insurance Company of North Carolina North Carolina       100
  United Guaranty Services, Inc.                                  North Carolina       100

--------
(1)  Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)  Also owned 1 percent by AIG Global Investment Corp.
(5)  Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)  Also owned 10 percent by AIG Matched Funding Corp.
(8)  Also owned 10 percent by a subsidiary of American Life Insurance Company.
(9)  Also owned 21 percent by Commerce and Industry Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(11) Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.
(12) Also owned 25 percent by Commerce and Industry Insurance Company and
     25 percent by AIU Insurance Company.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned by 11 other AIG Subsidiaries.
(15) Also owned 25.85 percent by AIG.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19) 100 percent held together with AIG companies.
(20) Also owned 30 percent by AIG Retirement Services, Inc.
(21) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(22) Also owned 22.48 percent by American Home Assurance Company.
(23) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and 0.48 percent by American Home Assurance Company.
(24) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95% by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.
(25) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 27. Number of Contract Owners

As of March 30, 2007, there were zero owners of Contracts of the class covered by this registration statement, zero qualified Contracts and zero non-qualified Contracts.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The United States Life Insurance Company in the City of New York

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VL-R, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal                 Positions and Offices with Underwriter
Business Address                American General Equity Services Corporation
------------------             -----------------------------------------------
Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President and Anti-Money Laundering
2727 Allen Parkway             Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal                 Positions and Offices with Underwriter
Business Address                American General Equity Services Corporation
------------------             ----------------------------------------------
Elizabeth M. Tuck              Secretary
70 Pine Street
New York, NY 10270

Sarah Hosker                   Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                        Net Underwriting
Name of Principal        Discounts and   Compensation   Brokerage
Underwriter               Commissions    on Redemption Commissions Compensation
-----------------       ---------------- ------------- ----------- ------------
American General               0               0            0           0
Equity Services
Corporation

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2007.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL VA-R
                                        (Registrant)

                                    BY: THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)

                                    BY: ROBERT F. HERBERT, JR.
                                        -----------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT


                                    USL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                   Title                                     Date
---------                   -----                                     ----
RODNEY O. MARTIN, JR.       Director and Chairman of the Board   April 30, 2007
--------------------------  of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER           Director, President and Chief        April 30, 2007
--------------------------  Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN         Director, Executive Vice President   April 30, 2007
--------------------------  and Chief Financial Officer
MARY JANE B. FORTIN

M. BERNARD AIDINOFF         Director                             April 30, 2007
--------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ              Director                             April 30, 2007
--------------------------
DAVID J. DIETZ

PATRICK J. FOLEY            Director                             April 30, 2007
--------------------------
PATRICK J. FOLEY

CECIL C. GAMWELL, III       Director                             April 30, 2007
--------------------------
CECIL C. GAMWELL, III


                                    USL - 2

Signature                   Title                                     Date
---------                   -----                                     ----
JACK R. HARNES              Director                             April 30, 2007
--------------------------
JACK R. HARNES

DAVID L. HERZOG             Director                             April 30, 2007
--------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR           Director                             April 30, 2007
--------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL              Director                             April 30, 2007
--------------------------
JOHN I. HOWELL

DAVID W. O'LEARY            Director                             April 30, 2007
--------------------------
DAVID W. O'LEARY

GARY D. REDDICK             Director                             April 30, 2007
--------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT        Director                             April 30, 2007
--------------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY            Director                             April 30, 2007
--------------------------
JAMES W. WEAKLEY

                                    USL - 3

                                                                     333-109499
                                                                      811-09007

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2007.

                                              AMERICAN HOME ASSURANCE COMPANY

                                              BY: ROBERT S. SCHIMEK
                                                  -----------------------------
                                                  ROBERT S. SCHIMEK
                                                  SENIOR VICE PRESIDENT AND
                                                  TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                                      Date
---------                  -----                                      ----
*KRISTIAN PHILIP MOOR      Director and Chairman                 April 30, 2007
-------------------------
KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE        Director and President                April 30, 2007
-------------------------
JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK         Director, Senior Vice President, and  April 30, 2007
-------------------------  Treasurer
ROBERT S. SCHIMEK

*MERTON BERNARD AIDINOFF   Director                              April 30, 2007
-------------------------
MERTON BERNARD AIDINOFF

*CHARLES H. DANGELO        Director                              April 30, 2007
-------------------------
CHARLES H. DANGELO

*NEIL ANTHONY FAULKNER     Director                              April 30, 2007
-------------------------
NEIL ANTHONY FAULKNER

*DAVID NEIL FIELDS         Director                              April 30, 2007
-------------------------
DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS   Director                              April 30, 2007
-------------------------
KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG     Director                              April 30, 2007
-------------------------
DAVID LAWRENCE HERZOG

*ROBERT EDWARD LEWIS       Director                              April 30, 2007
-------------------------
ROBERT EDWARD LEWIS

*WIN JAY NEUGER            Director                              April 30, 2007
-------------------------
WIN JAY NEUGER

*NICHOLAS SHAW TYLER       Director                              April 30, 2007
-------------------------
NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH    Director                              April 30, 2007
-------------------------
NICHOLAS CHARLES WALSH

*BY: ROBERT S. SCHIMEK
     -----------------------------
     ROBERT S. SCHIMEK
     ATTORNEY-IN-FACT
     (Exhibit (13)(b) to the
     Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

(10)    Consent of Independent Registered Public Accounting Firm,
        PricewaterhouseCoopers LLP.

(13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company.

                                     E - 1